                                                                     EXHIBIT 4.2
                   CANANDAIGUA WINE COMPANY, INC., as Issuer,

                 The Subsidiaries listed on the signature pages
                             hereto, as Guarantors

                                      and

                   HARRIS TRUST AND SAVINGS BANK, as Trustee



                               ----------------


                                   INDENTURE


                         Dated as of October  29, 1996


                               -----------------


                                  $65,000,000


               8 3/4% Series B Senior Subordinated Notes due 2003
               8 3/4% Series C Senior Subordinated Notes due 2003

                               TABLE OF CONTENTS
                               -----------------
                                                                     PAGE
                                                                     ----

PARTIES.................................................................1

RECITALS OF THE COMPANY.................................................1

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.    Definitions.............................................2
               "Acquired Indebtedness"..................................2
               "Affiliate"..............................................2
               "Asset Sale".............................................3
               "Average Life to Stated Maturity"........................3
               "Bankruptcy Law".........................................3
               "Barton Letter of Credit"................................3
               "Board of Directors".....................................3
               "Board Resolution".......................................3
               "Book-Entry Security"....................................4
               "Business Day"...........................................4
               "Capital Lease Obligation"...............................4
               "Capital Stock"..........................................4
               "Cash Equivalents".......................................4
               "Change of Control"......................................4
               "Closing Date"...........................................5
               "Code"...................................................5
               "Commission".............................................6
               "Company"................................................6
               "Company Request" or "Company Order".....................6
               "Consolidated Fixed Charge Coverage Ratio"...............6
               "Consolidated Income Tax Expense"........................6
               "Consolidated Interest Expense"..........................7
               "Consolidated Net Income (Loss)".........................7
               "Consolidated Net Worth".................................7
               "Consolidated Non-cash Charges"..........................7
               "Consolidation"..........................................7
               "Corporate Trust Office".................................8

                                      (i)

                                                                           PAGE
                                                                           ----


            "Credit Agreement"................................................8
            "Default".........................................................8
            "Depositary"......................................................8
            "Designated Senior Guarantor Indebtedness"........................8
            "Designated Senior Indebtedness"..................................9
            "Event of Default"................................................9
            "Exchange Act"....................................................9
            "Exchange Offer"..................................................9
            "Exchange Offer Registration Statement"...........................9
            "Fair Market Value"...............................................9
            "GAAP" or "Generally Accepted Accounting Principles"..............9
            "Global Securities"...............................................9
            "Guarantee".......................................................9
            "Guaranteed Debt".................................................9
            "Guarantor"......................................................10
            "Holder".........................................................10
            "Indebtedness"...................................................10
            "Indenture"......................................................11
            "Indenture Obligations"..........................................11
            "Initial Securities".............................................11
            "Initial Purchasers".............................................11
            "Interest Payment Date"..........................................11
            "Interest Rate Agreements".......................................11
            "Investments"....................................................11
            "Lien"...........................................................12
            "Maturity".......................................................12
            "Moody's"........................................................12
            "Net Cash Proceeds"..............................................12
            "Non-payment Default"............................................13
            "Non-U.S. Person"................................................13
            "Officers' Certificate"..........................................13
            "Opinion of Counsel".............................................13
            "Opinion of Independent Counsel".................................13
            "Original Indenture".............................................13
            "Original Securities"............................................13
            "Outstanding"....................................................13
            "Pari Passu Indebtedness"........................................14
            "Paying Agent"...................................................14
            "Payment Default"................................................14
            "Permitted Guarantor Junior Securities"..........................15
            "Permitted Holders"..............................................15

                                     (ii)

                                                                           PAGE
                                                                           ----


              "Permitted Investment".........................................15
              "Permitted Junior Securities"..................................15
              "Person".......................................................16
              "Predecessor Security".........................................16
              "Preferred Stock"..............................................16
              "Qualified Capital Stock"......................................16
              "QIB"..........................................................16
              "Redeemable Capital Stock".....................................16
              "Redemption Date"..............................................16
              "Redemption Price".............................................17
              "Registration Rights Agreement"................................17
              "Registration Statement".......................................17
              "Regular Record Date"..........................................17
              "Responsible Officer"..........................................17
              "Restricted Payment"...........................................17
              "S&P"..........................................................17
              "Sale and Leaseback Transaction"...............................17
              "Securities Act"...............................................17
              "Security Register" and "Security Registrar"...................17
              "Senior Guarantor Indebtedness"................................17
              "Senior Indebtedness"..........................................18
              "Shelf Registration Statement".................................19
              "Special Record Date"..........................................19
              "Stated Maturity"..............................................19
              "Subordinated Indebtedness"....................................19
              "Subsidiary"...................................................19
              "Temporary Cash Investments"...................................20
              "Trust Indenture Act"..........................................20
              "Trustee"......................................................20
              "Voting Stock".................................................20
              "Wholly Owned Subsidiary"......................................20
Section 102.  Other Definitions..............................................21
Section 103.  Compliance Certificates and Opinions...........................21
Section 104.  Form of Documents Delivered to Trustee.........................22
Section 105.  Acts of Holders................................................23
Section 106.  Notices, etc., to the Trustee, the Company and any Guarantor...24
Section 107.  Notice to Holders; Waiver......................................25
Section 108.  Conflict with Trust Indenture Act..............................25
Section 109.  Effect of Headings and Table of Contents.......................25
Section 110.  Successors and Assigns.........................................26
Section 111.  Separability Clause............................................26

                                     (iii)

                                                                           PAGE
                                                                           ----



Section 112.   Benefits of Indenture.........................................26
Section 113.   GOVERNING LAW.................................................26
Section 114.   Legal Holidays................................................26
Section 115.   Schedules and Exhibits........................................26
Section 116.   Counterparts..................................................27


                                  ARTICLE TWO

                                 SECURITY FORMS

Section 201.    Forms Generally..............................................27
Section 202.    Form of Face of Security.....................................28
Section 203.    Form of Reverse of Securities................................38
Section 204.    Form of Trustee's Certificate of Authentication..............46
Section 205.    Form of Guarantee of Each of the Guarantors..................47


                                 ARTICLE THREE

                                 THE SECURITIES

Section 301.    Title and Terms..............................................53
Section 302.    Denominations................................................54
Section 303.    Execution, Authentication, Delivery and Dating...............54
Section 304.    Temporary Securities.........................................55
Section 305.    Registration, Registration of Transfer and Exchange..........56
Section 306.    Book-Entry Provisions for U.S. Global Security...............58
Section 307.    Special Transfer Provisions..................................59
Section 308.    Mutilated, Destroyed, Lost and Stolen Securities.............64
Section 309.    Payment of Interest; Interest Rights Preserved...............65
Section 310.    CUSIP Numbers................................................66
Section 311.    Persons Deemed Owners........................................66
Section 312.    Cancellation.................................................67
Section 313.    Computation of Interest......................................67


                                  ARTICLE FOUR

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 401.    Company's Option to Effect Defeasance or Covenant
                Defeasance...................................................67
Section 402.    Defeasance and Discharge.....................................67
Section 403.    Covenant Defeasance..........................................68
Section 404.    Conditions to Defeasance or Covenant Defeasance..............68
Section 405.    Deposited Money and U.S. Government Obligations to Be
                Held in Trust; Other Miscellaneous Provisions................71

                                     (iv)

                                                                            PAGE
                                                                            ----


Section 406.    Reinstatement.................................................72

                                  ARTICLE FIVE

                                    REMEDIES

Section 501.    Events of Default.............................................72
Section 502.    Acceleration of Maturity; Rescission and Annulment............74
Section 503.    Collection of Indebtedness and Suits for Enforcement by
                Trustee.......................................................76
Section 504.    Trustee May File Proofs of Claim..............................77
Section 505.    Trustee May Enforce Claims without Possession of Securities...77
Section 506.    Application of Money Collected................................78
Section 507.    Limitation on Suits...........................................78
Section 508.    Unconditional Right of Holders to Receive Principal,
                Premium and Interest..........................................79
Section 509.    Restoration of Rights and Remedies............................79
Section 510.    Rights and Remedies Cumulative................................80
Section 511.    Delay or Omission Not Waiver..................................80
Section 512.    Control by Holders............................................80
Section 513.    Waiver of Past Defaults.......................................80
Section 514.    Undertaking for Costs.........................................81
Section 515.    Waiver of Stay, Extension or Usury Laws.......................81

                                  ARTICLE SIX

                                  THE TRUSTEE

Section 601.    Notice of Defaults...........................................82
Section 602.    Certain Rights of Trustee....................................82
Section 603.    Trustee Not Responsible for Recitals, Dispositions of
                Securities or Application of Proceeds Thereof................83
Section 604.    Trustee and Agents May Hold Securities; Collections; etc.....84
Section 605.    Money Held in Trust..........................................84
Section 606.    Compensation and Indemnification of Trustee and Its Prior
                Claim........................................................84
Section 607.    Conflicting Interests........................................85
Section 608.    Corporate Trustee Required; Eligibility......................85
Section 609.    Resignation and Removal; Appointment of Successor Trustee....86
Section 610.    Acceptance of Appointment by Successor.......................87
Section 611.    Merger, Conversion, Consolidation or Succession to
                Business.....................................................88
Section 612.    Preferential Collection of Claims Against Company............89

                                      (v)

                                                                            PAGE
                                                                            ----


                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.    Company to Furnish Trustee Names and Addresses of Holders....89
Section 702.    Disclosure of Names and Addresses of Holders.................89
Section 703.    Reports by Trustee...........................................90
Section 704.    Reports by Company and Guarantors............................90

                                 ARTICLE EIGHT

                             CONSOLIDATION, MERGER,

                         CONVEYANCE, TRANSFER OR LEASE

Section 801.   Company or Any Guarantor May Consolidate, etc., Only on Certain
               Terms.........................................................91
Section 802.   Successor Substituted.........................................93

                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

Section 901.    Supplemental Indentures and Agreements without Consent of
                Holders......................................................93
Section 902.    Supplemental Indentures and Agreements with Consent of
                Holders......................................................94
Section 903.    Execution of Supplemental Indentures and Agreements..........96
Section 904.    Effect of Supplemental Indentures............................96
Section 905.    Conformity with Trust Indenture Act..........................96
Section 906.    Reference in Securities to Supplemental Indentures...........96
Section 907.    Effect on Senior Indebtedness................................97

                                  ARTICLE TEN

                                   COVENANTS

Section 1001.    Payment of Principal, Premium and Interest..................97
Section 1002.    Maintenance of Office or Agency.............................97
Section 1003.    Money for Security Payments to Be Held in Trust.............97
Section 1004.    Corporate Existence.........................................99
Section 1005.    Payment of Taxes and Other Claims...........................99
Section 1006.    Maintenance of Properties..................................100
Section 1007.    Insurance..................................................100
Section 1008.    Limitation on Indebtedness.................................100

                                     (vi)

                                                                            PAGE
                                                                            ----


Section 1009.    Limitation on Restricted Payments..........................103
Section 1010.    Limitation on Transactions with Affiliates.................106
Section 1011.    Limitation on Senior Subordinated Indebtedness.............106
Section 1012.    Limitation on Liens........................................106
Section 1013.    Limitation on Sale of Assets...............................108
Section 1014.    Limitation on Issuances of Guarantees of and Pledges for
                 Indebtedness...............................................112
Section 1015.    Restriction on Transfer of Assets..........................113
Section 1016.    Purchase of Securities upon a Change of Control............114
Section 1017.    Limitation on Subsidiary Capital Stock.....................117
Section 1018.    Limitation on Dividends and Other Payment Restrictions
                 Affecting Subsidiaries.....................................118
Section 1019.    Provision of Financial Statements..........................118
Section 1020.    Statement by Officers as to Default........................119
Section 1021.    Waiver of Certain Covenants................................119

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 1101.    Rights of Redemption.......................................120
Section 1102.    Applicability of Article...................................120
Section 1103.    Election to Redeem; Notice to Trustee......................120
Section 1104.    Selection by Trustee of Securities to Be Redeemed..........121
Section 1105.    Notice of Redemption.......................................121
Section 1106.    Deposit of Redemption Price................................122
Section 1107.    Securities Payable on Redemption Date......................122
Section 1108.    Securities Redeemed or Purchased in Part...................123

                                 ARTICLE TWELVE

                          SUBORDINATION OF SECURITIES

Section 1201.    Securities Subordinate to Senior Indebtedness..............123
Section 1202.    Payment Over of Proceeds Upon Dissolution, etc.............123
Section 1203.    Suspension of Payment When Senior Indebtedness in Default..125
Section 1204.    Payment Permitted if No Default............................126
Section 1205.    Subrogation to Rights of Holders of Senior Indebtedness....127
Section 1206.    Provisions Solely to Define Relative Rights................127
Section 1207.    Trustee to Effectuate Subordination........................127
Section 1208.    No Waiver of Subordination Provisions......................128
Section 1209.    Notice to Trustee..........................................128
Section 1210.    Reliance on Judicial Order or Certificate of Liquidating
                 Agent......................................................129

                                     (vii)

                                                                                PAGE
                                                                                ----

Section 1211.    Rights of Trustee as a Holder of Senior Indebtedness;
                 Preservation of Trustee's Rights................................130
Section 1212.    Article Applicable to Paying Agents.............................130
Section 1213.    No Suspension of Remedies.......................................130
Section 1214.    Trustee's Relation to Senior Indebtedness.......................130
                                ARTICLE THIRTEEN

                           SATISFACTION AND DISCHARGE
Section 1301.  Satisfaction and Discharge of Indenture...........................131
Section 1302.  Application of Trust Money........................................132
                                ARTICLE FOURTEEN

                                   GUARANTEES
Section 1401.  Guarantors' Guarantee.............................................132
Section 1402.  Continuing Guarantee; No Right of Set-Off; Independent
               Obligation........................................................133
Section 1403.  Guarantee Absolute................................................134
Section 1404.  Right to Demand Full Performance..................................136
Section 1405.  Waivers...........................................................137
Section 1406.  The Guarantors Remain Obligated in Event the Company Is
               No Longer Obligated to Discharge Indenture Obligations............137
Section 1407.  Fraudulent Conveyance; Subrogation................................138
Section 1408.  Guarantee Is in Addition to Other Security........................138
Section 1409.  Release of Security Interests.....................................138
Section 1410.  No Bar to Further Actions.........................................138
Section 1411.  Failure to Exercise Rights Shall Not Operate as a Waiver; No
               Suspension of Remedies............................................139
Section 1412.  Trustee's Duties; Notice to Trustee...............................139
Section 1413.  Successors and Assigns............................................139
Section 1414.  Release of Guarantee..............................................140
Section 1415.  Execution of Guarantee............................................140
Section 1416.  Guarantee Subordinate to Senior Guarantor Indebtedness............140
Section 1417.  Payment Over of Proceeds Upon Dissolution of the Guarantor, etc...141
Section 1418.  Default on Senior Guarantor Indebtedness..........................142
Section 1419.  Payment Permitted by Each of the Guarantors if No Default.........143
Section 1420.  Subrogation to Rights of Holders of Senior Guarantor
               Indebtedness......................................................143
Section 1421.  Provisions Solely to Define Relative Rights.......................143
Section 1422.  Trustee to Effectuate Subordination...............................144

                                    (viii)

                                                                                PAGE
                                                                                ----

Section 1423.    No Waiver of Subordination Provisions...........................144
Section 1424.    Notice to Trustee by Each of the Guarantors.....................145
Section 1425.    Reliance on Judicial Order or Certificate of Liquidating
                 Agent...........................................................146
Section 1426.    Rights of Trustee as a Holder of Senior Guarantor
                 Indebtedness; Preservation of Trustee's Rights..................146
Section 1427.    Article Applicable to Paying Agents.............................147

Section 1428.    No Suspension of Remedies.......................................147

Section 1429.    Trustee's Relation to Senior Guarantor Indebtedness.............147

TESTIMONIUM      ................................................................146

SIGNATURES AND SEALS.............................................................146

ACKNOWLEDGMENTS

SCHEDULE I      Permitted Indebtedness

SCHEDULE II     List of Dividend Restrictions

EXHIBIT A       Form of Intercompany Note

EXHIBIT B       Form of Certificate to Be Delivered upon Termination of
                Restricted Period

EXHIBIT C       Form of Certificate to Be Delivered in Connection with Transfers to Non-QIB Institutional Accredited Investors

EXHIBIT D       Form of Certificate to Be Delivered in Connection with Transfers
                Pursuant to Regulation S


APPENDIX I      Form of Transfer Notice for Series B Securities

APPENDIX II     Form of Transfer Notice for Series C Securities

                                     (ix)

                                                                            PAGE
                                                                            ----

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of October 29, 1996


Trust Indenture                                    Indenture
 Act Section                                        Section
-----------                                        ---------

(S) 310(a)(1)     .............................    608
    (a)(2)        .............................    608
    (b)           .............................    607, 609
(S) 311(a)        .............................    612
(S) 312(c)        .............................    702
(S) 313(a)        .............................    703
    (c)           .............................    703, 704
(S) 314(a)        .............................    704
    (a)(4)        .............................    1020
    (c)(1)        .............................    103
    (c)(2)        .............................    103
    (e)           .............................    103
(S) 315(b)        .............................    601
(S) 316(a)(last
    sentence)     .............................    101 ("Outstanding")
    (a)(1)(A)     .............................    502, 512
    (a)(1)(B)     .............................    513
    (b)           .............................    508
    (c)           .............................    105
(S) 317(a)(1)     .............................    503
    (a)(2)        .............................    504
    (b)           .............................    1003
(S) 318(a)        .............................    108

------------------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

                                      (x)

                                    PARTIES

          INDENTURE, dated as of October 29, 1996, among CANANDAIGUA WINE COMPANY, INC., a Delaware corporation (the "Company"), the Subsidiaries listed on the signature pages hereto ("Guarantors"), and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation as trustee (the "Trustee").

                            RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of 8 3/4% Series B Senior Subordinated Notes due 2003 (the "Series B Securities" or the "Initial Securities"), and an issue of 8 3/4% Series C Senior Subordinated Notes due 2003 (the "Series C Securities", and together with the Series B Securities, the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture and the Securities;

          Each Guarantor has duly authorized the issuance of a guarantee (the "Guarantees") of the Securities, of substantially the tenor hereinafter set forth, and to provide therefor, each Guarantor has duly authorized the execution and delivery of this Indenture and the Guarantee;

          This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act;

          All acts and things necessary have been done to make (i) the Securities, when duly issued and executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, (ii) the Guarantees, when executed by each of the Guarantors and delivered hereunder, the valid obligation of each of the Guarantors subject to applicable principles of bankruptcy, creditors' rights and fraudulent conveyance and (iii) this Indenture a valid agreement of the Company and each of the Guarantors in accordance with the terms of this Indenture;

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          Section 101. Definitions For all purposes of this Indenture, except as
                       -----------
otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (e) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States of America; and

          (f) all references herein to particular Sections or Articles refer to this Indenture unless otherwise so indicated.

          Certain terms used principally in Article Four are defined in Article Four.

          "Acquired Indebtedness" means Indebtedness of a Person (i) existing a t the time such Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person Ebecoming a Subsidiary or such acquisition. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary.

          "Affiliate" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any other Person that owns, directly or indirectly, 5% or more of such Person's Capital Stock or any officer or director of any such Person or other Person or, with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin or (iii) any other Person 10% or more of the voting Capital Stock of which are beneficially owned or held directly or indirectly by such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition (including, without limitation, by way of merger, consolidation or Sale and Leaseback Transaction) (collectively, a "transfer"), directly or indirectly, in one or a series of related transactions, of (i) any Capital Stock of any Subsidiary; (ii) all or substantially all of the properties and assets of any division or line of business of the Company or its Subsidiaries; or (iii) any other properties or assets of the Company or any Subsidiary, other than in the ordinary course of business. For the purposes of this definition, the term "Asset Sale" shall not include (x) any transfer of properties and assets (A) that is governed by Section 801(a) or (B) that is of the Company to any Wholly Owned Subsidiary, or of any Subsidiary to the Company or any Wholly Owned Subsidiary in accordance with the terms of this Indenture or
(y) transfers of properties and assets in any given fiscal year with an aggregate Fair Market Value of less than $1,000,000.

          "Average Life to Stated Maturity" means, as of the date o f determination with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from the date of determination to the date or dates of each successive scheduled principal payment of such Indebtedness multiplied by (b) the amount of each such principal payment by (ii) the sum of all such principal payments.

          "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States Federal or State law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

          "Barton Letter of Credit" means the "Barton Letter of Credit" issued to American National Bank and Trust Company of Chicago, as escrowee, under the Credit Agreement.

          "Board of Directors" means the board of directors of th e Company or any Guarantor, as the case may be, or any duly authorized committee of such board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or any Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Book-Entry Security" means any Securities bearing the legend specified in Section 202 evidencing all or part of a series of Securities, authenticated and delivered to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions or trust companies in The City of New York or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law, regulation or executive order to close.


          "Capital Lease Obligation" means any obligations of the Company and its Subsidiaries on a Consolidated basis under any capital lease of real or personal property which, in accordance with GAAP, has been recorded as a capitalized lease obligation.

          "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock.

          "Cash Equivalents" means, (i) any evidence of Indebtedness of a Person, other than the Company or its Subsidiaries, with a maturity of one year or less from the date of acquisition issued or directly and fully guaranteed or insured by the United
States of America or any agency or instrumentality thereof (provided, that the
                                                            --------
full faith and credit of the United States of America is pledged in support thereof); (ii) certificates of deposit or acceptances with a maturity of one year or less from the date of acquisition of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000; (iii) commercial paper with a maturity of one year or less from the date of acquisition issued by a corporation that is not an Affiliate of the Company organized under the laws of any state of the United States or the District of Columbia and rated A-1 (or higher) according to S&P or P-1 (or higher) according to Moody's or at least an equivalent rating category of another nationally recognized securities rating agency; (iv) any money market deposit accounts issued or offered by a domestic commercial bank having capital and surplus in excess of $500,000,000; and (v) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the government of the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition; provided that the terms of such
                                       --------
agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions With Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985.

          "Change of Control" means the occurrence of any of the following events: (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 30% of the voting power of the total outstanding Voting Stock of the Company voting as one class, provided that the
                                                             --------
Permitted Holders "beneficially own" (as so defined) a percentage of Voting Stock having a lesser percentage of the voting power than such other Person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company;
(ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election to such Board or whose nomination for election by the shareholders of the Company, was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such Board of Directors then in office; (iii) the Company consolidates with or merges with or into any Person or conveys, transfers or leases all or substantially all of its assets to any Person, or any corporation consolidates with or merges into or with the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities or other property, other than any such transaction where the outstanding Voting Stock of the Company is not changed or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of the Company) or where (A) the outstanding Voting Stock of the Company is changed into or exchanged for (x) Voting Stock of the surviving corporation which is not Redeemable Capital Stock or (y) cash, securities and other property (other than Capital Stock of the surviving corporation) in an amount which could be paid by the Company as a Restricted Payment in accordance with Section 1009 (and such amount shall be treated as a Restricted Payment subject to the provisions described under Section 1009) and (B) no "person" or "group" other than Permitted Holders owns immediately after such transaction, directly or indirectly, more than the greater of (1) 30% of the voting power of the total outstanding Voting Stock of the surviving corporation voting as one class and (2) the percentage of such voting power of the surviving corporation held, directly or indirectly, by Permitted Holders immediately after such transaction; or (iv) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution other than in a transaction which complies with the provisions described under Article Eight.

          "Closing Date" is defined to mean the date on which the Series B Securities are originally issued under this Indenture.

          "Code" means the Internal Revenue Code of 1986, as amended.


          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means Canandaigua Wine Company, Inc., a corporation incorporated under the laws of Delaware, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its Vice-Chairman, its President, its Chief Operating Officer or a Vice President (regardless of Vice Presidential designation), and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Consolidated Fixed Charge Coverage Ratio" of the Company means, for any period, the ratio of (a) the sum of Consolidated Net Income (Loss), Consolidated Interest Expense, Consolidated Income Tax Expense and Consolidated Non-cash Charges deducted in computing Consolidated Net Income (Loss) in each case, for such period, of the Company and its Subsidiaries on a Consolidated basis, all determined in accordance with GAAP to (b) the sum of Consolidated Interest Expense for such period and cash and non-cash dividends paid on any Preferred Stock of the Company during such period; provided that (i) in making
such computation, the Consolidated Interest        --------
Expense attributable to interest on any Indebtedness computed on a pro forma
                                                                   --- -----
basis and (A) bearing a floating interest rate, shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (B) which was not outstanding during the period for which the computation is being made but which bears, at the option of the Company, a fixed or floating rate of interest, shall be computed by applying at the option of the Company, either the fixed or floating rate and (ii) in making such computation, the Consolidated Interest Expense of the Company attributable to interest on any Indebtedness under a revolving credit facility computed on a pro forma basis
                                                             --- -----
shall be computed based upon the average daily balance of such Indebtedness during the applicable period.

          "Consolidated Income Tax Expense" means for any period, as applied to the Company , the provision for federal, state, local and foreign income taxes of the Company and its Consolidated Subsidiaries for such period as determined in accordance with GAAP on a Consolidated basis.

          "Consolidated Interest Expense" of the Company means, without duplication , for any period, the sum of (a) the interest expense of the Company and its Consolidated Subsidiaries for such period, on a Consolidated basis, including, without limitation, (i) amortization of debt discount, (ii) the net cost under interest rate contracts (including amortization of discounts), (iii) the interest portion of any deferred payment obligation and (iv) accrued interest, plus (b) (i) the interest component of the Capital Lease Obligations paid, accrued and/or scheduled to be paid or accrued by the Company during such period and (ii) all capitalized interest of the Company and its Consolidated

Subsidiaries, in each case as determined in accordance with GAAP on a Consolidated basis.

          "Consolidated Net Income (Loss)" of the Company means, for any period, the Consolidated net income (or loss) of the Company and its Consolidated Subsidiaries for such period as determined in accordance with GAAP on a Consolidated basis, adjusted, to the extent included in calculating such net income (loss), by excluding, without duplication, (i) all extraordinary gains or losses (less all fees and expenses relating thereto), (ii) the portion of net income (or loss) of the Company and its Consolidated Subsidiaries allocable to minority interests in unconsolidated Persons to the extent that cash dividends or distributions have not actually been received by the Company or one of its Consolidated Subsidiaries, (iii) net income (or loss) of any Person combined with the Company or any of its Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iv) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan, (v) net gains (but not losses) (less all fees and expenses relating thereto) in respect of dispositions of assets other than in the ordinary course of business, or (vi) the net income of any Subsidiary to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Subsidiary or its stockholders.

          "Consolidated Net Worth" of any Person means the Consolidated stockholders' equity (excluding Redeemable Capital Stock) of such Person and its subsidiaries, as determined in accordance with GAAP on a Consolidated basis.

          "Consolidated Non-cash Charges" of the Company means, for any period, the aggregate depreciation, amortization and other non-cash charges of the Company and its Consolidated subsidiaries for such period, as determined in accordance with GAAP (excluding any non-cash charge which requires an accrual or reserve for cash charges for any future period).

          "Consolidation" means, with respect to any Person, the consolidation of the accounts of such Person and each of its subsidiaries if and to the extent the accounts of such Person and each of its subsidiaries would normally be consolidated with those of such Person, all in accordance with GAAP. The term "Consolidated" shall have a similar meaning.

          "Corporate Trust Office" means the office of the Trustee or an affiliate or agent thereof at which at any particular time the corporate trust business for the purposes of this Indenture shall be principally administered, which office at the date of execution of this Indenture is located at 311 West Monroe Street, 12th Floor, Chicago, Illinois 60606.

          "Credit Agreement" means the Credit Agreement, dated as of June 29, 1993, between the Company, the Subsidiaries of the Company identified on the signature pages thereof under the caption "Subsidiary Guarantors," the lenders named therein and The Chase Manhattan Bank, as agent, including any ancillary documents executed in connection therewith, as such agreement has and may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplementations or other modifications of the foregoing). For all purposes under this Indenture, "Credit Agreement" shall include any amendments, renewals, extensions, substitutions, refinancings, restructurings, replacements, supplements or any other modifications that increase the principal amount of the Indebtedness or the commitments to lend thereunder and have been made in compliance with Section 1008; provided that, for purposes of the--------definition of "Permitted Indebtedness," no such increase may result in the principal amount of Indebtedness of the Company under the Credit Agreement exceeding the amount permitted by Section 1008(b)(i).

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "Depositary" means, with respect to the Securities issued in the form of one or more Book-Entry Securities, The Depository Trust Company ("DTC"), its nominees and successors, or another Person designated as Depositary by the Company, which must be a clearing agency registered under the Exchange Act.

          "Designated Senior Guarantor Indebtedness" means (i) all Senior Guarantor Indebtedness which guarantees Indebtedness under the Credit Agreement and (ii) any other Senior Guarantor Indebtedness which is incurred pursuant to an agreement (or series of related agreements) simultaneously entered into providing for Indebtedness, or commitments to lend, of at least $30,000,000 at the time of determination and is specifically designated in the instrument evidencing such Senior Guarantor Indebtedness or the agreement under which such Senior Guarantor Indebtedness arises as "Designated Senior Guarantor Indebtedness" by the Guarantor which is the obligor under the Senior Guarantor Indebtedness.

          "Designated Senior Indebtedness" means (i) all Senior Indebtedness under the Credit Agreement and (ii) any other Senior Indebtedness which is incurred pursuant to an agreement (or series of related agreements) simultaneously entered into providing for Indebtedness, or commitments to lend, of at least $30,000,000 at the time of determination and is specifically designated in the instrument evidencing such Senior Indebtedness or the agreement under which such Senior Indebtedness arises as "Designated Senior Indebtedness" by the Company.


          "Event of Default" has the meaning specified in Section 501.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchange Offer" means the exchange offer by the Company of Series C Securities for Series B Securities to be effected pursuant to Section 1 of the Registration Rights Agreement.

          "Exchange Offer Registration Statement" means the registration statement under The Securities Act contemplated by Section 1 of the Registration Rights Agreement.

          "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy.

          "GAAP" or "Generally Accepted Accounting Principles" means generally accepted accounting principles in the United States, consistently applied, which are in effect on the date of this Indenture.

          "Global Securities" means a security evidencing all or a part of the Securities to be issued as Book-Entry Securities issued to the Depositary in accordance with Section 305.

          "Guarantee" means the guarantee by any Guarantor of the Company's Indenture Obligations pursuant to a guarantee given in accordance with this Indenture, including the Guarantees by the Guarantors included in Article Fourteen of this Indenture and any Guarantee delivered pursuant to Section 1014.

          "Guaranteed Debt" of any Person means, without duplication, all Indebtedness of any other Person referred to in the definition of Indebtedness contained in this Section guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services without requiring that such property be received or such services be rendered), (iv) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or (v) otherwise to assure a creditor against loss; provided that the term "guarantee" shall not include endorsements
              --------
for collection or deposit, in either case in the ordinary course of business.

          "Guarantor" means the Subsidiaries listed on the signature pages hereto as guarantors or any other guarantor of the Indenture Obligations.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indebtedness" means, with respect to any Person, without duplication,
(i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities arising in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit issued under letter of credit facilities, acceptance facilities or other similar facilities and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Capital Stock of such Person, or any warrants, rights or options to acquire such Capital Stock, now or hereafter outstanding, (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, (iv) all obligations under Interest Rate Agreements of such Person,
(v) all Capital Lease Obligations of such Person, (vi) all Indebtedness referred to in clauses (i) through (v) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien, upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vii) all Guaranteed Debt of such Person, (viii) all Redeemable Capital Stock valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends, and (ix) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing of any liability of the types referred to in clauses (i) through (viii) above. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Redeemable Capital Stock, such Fair Market Value to be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock.

          "Indenture" means this instrument as originally executed (including all exhibits and schedules thereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Indenture Obligations" means the obligations of the Company and any other obligor under this Indenture or under the Securities, including any Guarantor, to pay principal of, premium, if any, and interest when due and payable, and all other amounts due or to become due under or in connection with this Indenture, the Securities and the performance of all other obligations to the Trustee and the Holders under this Indenture and the Securities, according to the terms hereof and thereof.

          "Initial Securities" has the meaning stated in the first recital of this Indenture.

          "Initial Purchasers" means Chase Securities Inc. and CS First Boston Corporation.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Interest Rate Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) and/or other types of interest rate hedging agreements from time to time .

          "Investments" means, with respect to any Person, directly or indirectly, any advance, loan (including guarantees), or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase, acquisition or ownership by such Person of any Capital Stock, bonds, notes, debentures or other securities issued or owned by, any other Person and all other items that would be classified as investments on a balance sheet prepared in accordance with GAAP.

          "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), privilege, security interest, hypothecation or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired.

          "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein provided or as provided in this Indenture, whether at Stated Maturity, the Offer Date or the Redemption Date and whether by declaration of acceleration, Offer in respect of Excess Proceeds, Change of Control, call for redemption or otherwise.

          "Moody's" means Moody's Investors Service, Inc. or any successor rating agency.

          "Net Cash Proceeds" means (a) with respect to any Asset Sale by any Person, the proceeds thereof in the form of cash or Temporary Cash Investments including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed of for, cash or Temporary Cash Investments (except to the extent that such obligations are financed or sold with recourse to the Company or any Subsidiary) net of (i) brokerage commissions and other actual fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire Indebtedness where payment of such Indebtedness is secured by the assets or properties the subject of such Asset Sale, (iv) amounts required to be paid to any Person (other than the Company or any Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale and (v) appropriate amounts to be provided by the Company or any Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee and
(b) with respect to any issuance or sale of Capital Stock or options, warrants or rights to purchase Capital Stock, or debt securities or Capital Stock that have been converted into or exchanged for Capital Stock, as referred to under
Section 1009, the proceeds of such issuance or sale in the form of cash or Temporary Cash Investments, including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed for, cash or Temporary Cash Investments (except to the extent that such obligations are financed or sold with recourse to the Company or any Subsidiary), net of attorneys' fees, accountants' fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

          "Non-payment Default" means any event (other than a Payment Default) the occurrence of which entitles one or more Persons to accelerate the maturity of any Designated Senior Indebtedness.

          "Non-U.S. Person" means a Person that is not a "U.S. person" as defined in Regulation S under the Securities Act.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, Vice Chairman, the President, the Chief Operating Officer or a Vice President (regardless of Vice Presidential designation), and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or any Guarantor, as the case may be, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or any Guarantor, as applicable, unless an Opinion of Independent Counsel is required pursuant to the terms of this Indenture, and who shall be acceptable to the Trustee.

          "Opinion of Independent Counsel" means a written opinion of counsel issued by someone who is not an employee or consultant (other than non-employee legal counsel) of the Company or any Guarantor and who shall be reasonably acceptable to the Trustee.

          "Original Indenture" means the Indenture, dated as of December 27, 1993, among the Company, the Subsidiaries listed on the signature pages thereto and The Chase Manhattan Bank (successor by merger to Chemical Bank), as trustee, relating to the Original Securities.

          "Original Securities"

          means the Company's 8-3/4% Senior Subordinated Notes due 2003 issued pursuant to the Original Indenture.

          "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders; provided that if such Securities are to be redeemed, notice of such
             --------
redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made;

          (c) Securities, except to the extent provided in Sections 402 and 403, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Four; and

          (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof reasonably satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company, any Guarantor, or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor, or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, any Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor or such other obligor.

          "Pari Passu Indebtedness" means any Indebtedness of the Company or a Guarantor that is pari passu in right of payment to the Securities or a
                  ---- -----
Guarantee, as the case may be.

          "Paying Agent" means any Person authorized by the Company to pay the principal, premium, if any, or interest on any Securities on behalf of the Company.

          "Payment Default" means any default in the payment of principal, premium, if any, or interest, on any Designated Senior Indebtedness.

          "Permitted Guarantor Junior Securities" means, so long as the effect of any exclusion employing this definition is not to cause the Guarantee to be treated in any case or proceeding or similar event described in clauses (a), (b) or (c) of Section 1417 as part of the same class of claims as the Senior Guarantor Indebtedness or any class of claims pari passu with, or senior to, the Senior Guarantor Indebtedness, for any payment or distribution, debt or equity securities of any Guarantor or any successor corporation provided for by a plan of reorganization or readjustment that are subordinated at least to the same extent that the Guarantee is subordinated to the payment of all Senior Guarantor Indebtedness then outstanding; provided that (1) if a new corporation results
                               --------
from such reorganization or readjustment, such corporation assumes any Senior Guarantor Indebtedness not paid in full in cash or Cash Equivalents in connection with such reorganization or readjustment and (2) the rights of the holders of such Senior Guarantor Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

          "Permitted Holders" means as of the date of determination (i) Marvin Sands, Richard Sands and Robert Sands; (ii) family members or the relatives of the Persons described in clause (i); (iii) any trusts created for the benefit of the Persons described in clauses (i), (ii) or (iv) or any trust for the benefit of any such trust; or (iv) in the event of the incompetence or death of any of the persons described in clauses (i) and

(ii), such Person's estate, executor, administrator, committee or other personal representative or beneficiaries, in each case who at any particular date shall beneficially own or have the right to acquire, directly or indirectly, Capital Stock of the Company.

          "Permitted Investment" means (i) Investments in any Wholly Owned Subsidiary or any Person which, as a result of such Investment, becomes a Wholly Owned Subsidiary; (ii) Indebtedness of the Company or a Subsidiary described under clauses (iv) and (v) of the definition of "Permitted Indebtedness"; (iii) Temporary Cash Investments; (iv) Investments acquired by the Company or any Subsidiary in connection with an Asset Sale permitted under Section 1013 to the extent such Investments are non-cash proceeds as permitted under such covenant;
(v) guarantees of Indebtedness otherwise permitted by the Indenture; and (vi) Investments in existence on the date of the Original Indenture.

          "Permitted Junior Securities" means, so long as the effect of any exclusion employing this definition is not to cause the Securities to be treated in any case or proceeding or similar event described in clauses (a), (b) or (c) of Section 1202 as part of the same class of claims as the Senior Indebtedness or any class or claims pari passu with, or senior to, the Senior Indebtedness, for any payment or distribution, debt or equity securities of the Company or any successor corporation provided for by a plan of reorganization or readjustment that are subordinat ed at least to the same extent that the Securities are subordinated to the payment of all Senior Indebtedness then outstanding; provided that (1) if a new corporation results from such reorganization
--------
 or readjustment, such corporation assumes any Senior Indebtedness not paid in full in cash or Cash Equivalents in connection with such reorganization or readjustment and (2) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

          "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

          "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred stock whether now outstanding, or issued after the date of the Original Indenture, and including, without limitation, all classes and series of preferred or preference stock.

          "Qualified Capital Stock" of any Person means any and all Capital Stock of such Person other than Redeemable Capital Stock.

          "QIB" means a "Qualified Institutional Buyer" under Rule 144A under the Securities Act.

          "Redeemable Capital Stock" means any Capital Stock that, either by its terms or by the terms of any security into which it is convertible or exchangeable or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to any Stated Maturity of the principal of the Securities or is redeemable at the option of the holder thereof at any time prior to any such Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to any such Stated Maturity at the option of the holder thereof.

          "Redemption Date" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the price at which it is to be redeemed pursuant to this Indenture.

          "Registration Rights Agreement" means the Exchange and Registration Rights Agreement dated the date hereof between the Company, the Guarantors and the Initial Purchasers.

          "Registration Statement" means any registration statement of the Company which covers any of the Series B Securities or Series C Securities pursuant to the provisions of the Registration Rights Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the 15th day (whether or not a Business Day) next preceding such Interest Payment Date.

          "Responsible Officer" when used with respect to the Trustee means any officer assigned to the Corporate Trust Office or the agent of the Trustee appointed hereunder, including any vice president, assistant vice president, assistant secretary, or any other officer or assistant officer of the Trustee or the agent of the Trustee appointed hereunder to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

          "Restricted Payment" has the meaning specified in Section 1009.

          "S&P" means Standard and Poor's Corporation or any successor rating agency.

          "Sale and Leaseback Transaction" means any transaction or series of related transactions pursuant to which the Company or a Subsidiary sells or transfers any property or asset in connection with the leasing, or the resale against installment payments, of such property or asset to the seller or transferor.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Senior Guarantor Indebtedness" means the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws whether or not allowable as a claim in such proceeding) on any Indebtedness of any Guarantor (other than as otherwise provided in this definition), whether outstanding on the date of the Original Indenture or thereafter created, incurred or assumed, and whether at any time owing, actually or contingent, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to any Guarantee. Without limiting the generality of the foregoing, "Senior Guarantor Indebtedness" shall include the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws whether or not allowable as a claim in such proceeding) and all other obligations of every nature of any Guarantor from time to time owed to the lenders (or their agent) under the Credit Agreement; provided, however, that any Indebtednes s under any
                            --------  -------
refinancing, refunding or replacement of the Credit Agreement shall not constitute Senior Guarantor Indebtedness to the extent that the Indebtedness thereunder is by its express terms subordinate to any other Indebtedness of any Guarantor. Notwithstanding the foregoing, "Senior Guarantor Indebtedness" shall not include (i) Indebtedness evidenced by the Guarantees, (ii) Indebtedness that is subordinate or junior in right of payment to any Indebtedness of any Guarantor, (iii) Indebtedness which when incurred and without respect to any election under Section 1111(b) of Title 11 United States Code, is without recourse to any Guarantor, (iv) Indebtedness which is represented by Redeemable Capital Stock, (v) any liability for foreign, federal, state, local or other taxes owed or owing by any Guarantor to the extent such liability constitutes Indebtedness, (vi) Indebtedness of any Guarantor to a Subsidiary or any other Affiliate of the Company or any of such Affiliate's subsidiaries, (vii) that portion of any Indebtedness which at the time of issuance is issued in violation of this Indenture and (viii) Indebtedness owed by any Guarantor for compensation to employees or for services.

          "Senior Indebtedness" means the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy law whether or not allowable as a claim in such proceeding) on any Indebtedness of the Company (other than as otherwise provided in this definition), whether outstanding on the date of the Original Indenture or thereafter created, incurred or assumed, and whether at any time owing, actually or contingent, unless, in the case of any particular indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Without limiting the generality of the foregoing, "Senior Indebtedness" shall include
(i) the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws whether or not allowable as a claim in such proceeding) and all other obligations of every nature of the Company from time to time owed to the lenders (or their agent) under the Credit Agreement; provided, however, that any Indebtedness under any refinancing , refunding or
--------  -------
replacemen t of the Credit Agreement shall not constitute Senior Indebtedness to the extent that the Indebtedness thereunder is by its express terms subordinate to any other Indebtedness of the Company, and (ii) Indebtedness under Interest Rate Agreements. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Securities, (ii) Indebtedness that is subordinate or junior in right of payment to any Indebtedness of the Company,
(iii) Indebtedness which when incurred and without respect to any election under
Section 1111(b) of Title 11 United States Code, is without recourse to the Company, (iv) Indebtedness which is represented by Redeemable Capital Stock, (v) any liability for foreign, federal, state, local or other taxes owed or owing by the Company to the extent such liability constitutes Indebtedness, (vi) Indebtedness of the Company to a Subsidiary or any other Affiliate of the Company or any of such Affiliate's subsidiaries, (vii) that portion of any Indebtedness which at the time of issuance is issued in violation of this Indenture and (viii) Indebtedness owed by the Company for compensation to employees or for services.

          "Shelf Registration Statement" means a "shelf" registration statement of the Company pursuant to Section 2 of the of the Registration Rights Agreement, which covers all of the Transfer Restricted Securities (as defined in the Registration Rights Agreement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity" when used with respect to any Indebtedness or any installment of interest thereon, means the dates specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest is due and payable.

          "Subordinated Indebtedness" means Indebtedness of the Company or a Guarantor subordinated in right of payment to the Securities or a Guarantee, as the case may be.

          "Subsidiary" means any Person a majority of the equity ownership or the Voting Stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

          "Temporary Cash Investments" means (i) any evidence of Indebtedness of a Person, other than the Company or its Subsidiaries, maturing not more than one year after the date of acquisition, issued by the United States of America, or an instrumentality or agency thereof and guaranteed fully as to principal, premium, if any, and interest by the United States of America, (ii) any certificate of deposit, maturing not more than one year after the date of acquisition, issued by, or time deposit of, a commercial banking institution that is a member of the Federal Reserve System and that has combined capital and surplus and undivided profits of not less than $500,000,000, whose debt has a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's Investors Service, Inc. ("Moody's") or any successor rating agency or "A-1" (or higher) according to Standard and Poor's Corporation ("S&P") or any successor rating agency, (iii) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate or Subsidiary of the Company) organized and existing under the laws of the United States of America with a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P and (iv) any money market deposit accounts issued or offered by a domestic commercial bank having capital and surplus in excess of $500,000,000.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

          "Trustee" means, except as set forth in Section 405 hereof, the Person named as the "Trustee" in the first paragraph of this instrument, until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor trustee.

          "Voting Stock" means stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          "Wholly Owned Subsidiary" means (i) a Subsidiary all the Capital Stock of which is owned by the Company or another Wholly Owned Subsidiary and (ii) Monarch Wine Company, Limited Partnership, so long as the Company owns directly or indirectly at least 99% of the outstanding interests in such partnership and is the general partner thereof .

          Section 102.  Other Definitions.
                        ------------------
                                                         Defined in
          Term                                            Section
          ----                                           ----------

          "Act"                                                 105
          "Change of Control Offer"                            1016
          "Change of Control Purchase Date"                    1016
          "Change of Control Purchase Notice"                  1016
          "Change of Control Purchase Price"                   1016
          "Series B Securities"                            Recitals
          "Series C Securities"                            Recitals
          "covenant defeasance"                                 403
          "Defaulted Interest"                                  307
          "defeasance"                                          402
          "Defeasance Redemption Date"                          404
          "Defeased Securities"                                 401
          "Deficiency"                                         1013
          "Excess Proceeds"                                    1013
          "incur"                                              1008
          "Initial Blockage Period"                            1203
          "Offer"                                              1013
          "Offer Date"                                         1013
          "Offered Price"                                      1013
          "Pari Passu Debt Amount"                             1013
          "Pari Passu Offer"                                   1013
          "Payment Blockage Period"                            1203
          "Permitted Indebtedness"                             1008
          "Permitted Payment"                                  1009
          "refinancing"                                        1008
          "Required Filing Dates"                              1019
          "Security" or "Securities"                       Recitals
          "Security Amount"                                    1013
          "Senior Guarantor Representative"                    1424
          "Senior Representative"                              1203
          "Surviving Entity"                                    801
          "U.S. Government Obligations"                         404

          Section 103.  Compliance Certificates and Opinions.
                        ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company and any Guarantor (if applicable) and any other obligor on the Securities (if applicable) shall furnish to the Trustee an Officers' Certificate in a form and substance reasonably acceptable to the Trustee stating that all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with, and an Opinion of Counsel in a form and substance reasonably acceptable to the Trustee stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents, certificates or opinions is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 104.  Form of Documents Delivered to Trustee.
                        --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company, any Guarantor or other obligor on the Securities may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, any Guarantor or other obligor on the Securities stating that the information with respect to such factual matters is in the possession of the Company, any Guarantor or other obligor on the Securities, unless such counsel has actual knowledge that the certificate or opinion or representations with respect to such matters are erroneous. Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Section 105.  Acts of Holders.
                        ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

          (b) The ownership of Securities shall be proved by the Security Register.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company or any Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

          (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Trust Indenture Act
Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed.

          If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for purposes of determining whether Holders of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities then Outstanding shall be computed as of such record date; provided
                                                                      --------
that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

          Section 106.  Notices, etc., to the Trustee, the Company and any
                        --------------------------------------------------
Guarantor.
---------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (a) the Trustee by any Holder or by the Company or any Guarantor or any other obligor on the Securities or a Senior Representative or holder of Senior Indebtedness shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to or with the Trustee at its Corporate Trust Office,
Attention: Corporate Trust Department, or at any other address previously furnished in writing to the Holders, the Company, any Guarantor or any other obligor on the Securities or a Senior Representative or holder of Senior Indebtedness by the Trustee; or

          (b) the Company or any Guarantor by the Trustee or any Holder shall be sufficient for every purpose (except as provided in Section 501(c)) hereunder if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to the Company or such Guarantor addressed to it at Canandaigua Wine Company, Inc., 116 Buffalo Street, Canandaigua, New York 14424, Attention: General Counsel, or at any other address previously furnished in writing to the Trustee by the Company.

          Section 107.  Notice to Holders; Waiver.
                        -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

          Section 108.  Conflict with Trust Indenture Act.
                        ---------------------------------

          If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

          Section 109.  Effect of Headings and Table of Contents.
                        ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 110.  Successors and Assigns.
                        ----------------------

          All covenants and agreements in this Indenture by the Company and the Guarantors shall bind their successors and assigns, whether so expressed or not.

          Section 111.  Separability Clause.
                        -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 112.  Benefits of Indenture.
                        ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent, the Holders, the holders of Senior Indebtedness and the holders of Guarantor Senior Indebtedness) any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 113.  GOVERNING LAW.
                        -------------

          THIS INDENTURE, THE SECURITIES AND ANY GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

          Section 114.  Legal Holidays.
                        --------------

          In any case where any Interest Payment Date, Redemption Date, Maturity or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the, Maturity or Stated Maturity and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, Maturity or Stated Maturity, as the case may be, to the next succeeding Business Day.

          Section 115.  Schedules and Exhibits.
                        ----------------------

          All schedules and exhibits attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

          Section 116.  Counterparts.
                        ------------

          This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                                  ARTICLE TWO

                                 SECURITY FORMS

          Section 201.  Forms Generally.
                        ---------------

          The Securities and the Trustee's certificate of authentication thereon shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, any organizational document or governing instrument or applicable law or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

          The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          Initial Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Securities substantially in the form set forth in Section 202 (the "U.S. Global Security") deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

          Initial Securities offered and sold inside the United States to an institutional investor within the meaning of subparagraphs (a)(1), (a)(2),
(a)(3) or (a)(7) of Rule 501 under the Securities Act shall be issued in certificated form substantially in the form set forth in Section 202 (the "U.S. Physical Securities").

          Initial Securities offered and sold in reliance on Regulation S shall be issued initially in the form of temporary certificated Securities in registered form substantially in the form set forth in Section 202 (the "Temporary Offshore Physical Securities"). The Temporary Offshore Physical Securities will be registered in the name of, and held by, a temporary certificate holder designated by the Initial Purchasers until the later of the completion of the distribution of the Initial Securities and the termination of the "restricted period" (as defined in Regulation S) with respect to the offer and sale of the Initial Securities (the "Offshore Securities Exchange Date"). At any time following the Offshore Securities Exchange Date, upon receipt by the Trustee and the Company of a certificate substantially in the form of Exhibit B hereto, the Company shall execute, and the Trustee shall authenticate and deliver, one or more permanent certificated Securities in registered form substantially in the form set forth in Section 202 (the "Permanent Offshore Physical Securities"), in exchange for the surrender of Temporary Offshore Physical Securities of like tenor and amount.

          Section 202.  Form of Face of Security.
                        ------------------------

          (a) The form of the face of Series B Securities shall be substantially as follows:

          Unless and until (i) an Initial Security is sold under an effective Registration Statement or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement, then (A) the U.S. Global Security and each U.S. Physical Security shall bear the legend set forth below (the "Private Placement Legend") on the face thereof and (B) the Temporary Offshore Physical Securities shall bear the Private Placement Legend on the face thereof until at least 41 days after the Issue Date and receipt by the Company and the Trustee of a certificate substantially in the form as set forth in Exhibit B:

          THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW.

          BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE

          SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT
          A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) INSIDE THE UNITED STATES TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1),
          (a)(2), (a)(3) OR (a)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM,

          AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          [Legend if Security is a Global Security]

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
          DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                         CANANDAIGUA WINE COMPANY, INC.
                               -----------------

               8 3/4% SERIES B SENIOR SUBORDINATED NOTE DUE 2003

                                        CUSIP NO.____________

      No. __________                     $____________

          CANANDAIGUA WINE COMPANY, INC., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________ or registered assigns, the principal sum of _______________ United States dollars on December 15, 2003, at the office or agency of the Company referred to below, and to pay interest thereon from October 29, 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15, in each year, commencing December 15, 1996 at the rate of 8 3/4% per annum, in United States dollars, until the principal hereof is paid or duly provided for.

          The Holder of this Series B Security is entitled to the benefits of the Exchange and Registration Rights Agreement dated October 29, 1996 among the Company, the Guarantors and the Initial Purchasers (the "Registration Rights Agreement"), pursuant to which, subject to the terms and conditions thereof, the Company is obligated to consummate the Exchange Offer pursuant to which the Holder of this Security shall have the right to exchange this Security for 8 3/4% Series C Senior Subordinated Notes due 2003 (the "Series C Securities") in like principal amount as provided therein. The Series B Securities and the Series C Securities are together referred to as the "Securities."

          In the event that (i) the applicable Registration Statement is not filed with the Commission on or prior to 45 days after the Closing Date, (ii) the Exchange Offer Registration Statement or, as the case may be, the Shelf Registration Statement, is not declared effective within 105 days after the Closing Date, (iii) the Exchange Offer is not consummated on or prior to 135 days after the Closing Date, or (iv) the Shelf Registration Statement is filed and declared effective within 105 days after the Closing Date but shall thereafter cease to be effective (at any time that the Company and the Guarantors are obligated to maintain the effectiveness thereof) without being succeeded within 30 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company will pay liquidated damages to each holder of Transfer Restricted Securities (as defined below) in an amount equal to $0.192 per week per $1,000 principal amount of the Securities constituting Transfer Restricted Securities held by such holder until (i) the applicable Registration Statement is filed, (ii) the Exchange Registration Statement is declared effective and the Exchange Offer is consummated, (iii) the Shelf Registration Statement is declared effective or (iv) the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. "Transfer Restricted Securities" means each Series B Security until (i) the date on which such Series B Security has been exchanged for a freely transferable Series C Security in the Exchange Offer, (ii) the date on which such Series B Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) the date on which such Series B Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Company shall not be required to pay liquidated damages to the holder of Transfer Restricted Securities if such holder failed to comply with its obligations to the Company pursuant to the Registration Rights Agreement.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of, premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided,
                                                                    --------
however, that payment of interest may be made at the option of the Company, (i)
-------
in the case of a Global Security, by wire or book entry transfer to the Depository Trust Company or its nominee, or (ii) in all other cases, by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Security is entitled to the benefits of Guarantees by each of the Guarantors of the punctual payment when due of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders. Reference is hereby made to Article Fourteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of each of the Guarantors.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.


Dated:                        CANANDAIGUA WINE COMPANY, INC.


                              By:
                                 ---------------------------
Attest:


------------------------
Authorized Officer

          (b) The form of the face of Series C Securities shall be substantially as follows:

          [Legend if Security is a Global Security]

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS

          OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE .

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
          DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                         CANANDAIGUA WINE COMPANY, INC.
                               -----------------

               8 3/4% SERIES C SENIOR SUBORDINATED NOTE DUE 2003

                                        CUSIP NO.____________

      No. __________                         $____________

          CANANDAIGUA WINE COMPANY, INC., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________ or registered assigns, the principal sum of _______________ United States dollars on December 15, 2003, at the office or agency of the Company referred to below, and to pay interest thereon from ______ __, 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15, in each year, commencing December 15, 1996 at the rate of 8 3/4% per annum, in United States dollars, until the principal hereof is paid or duly provided for; provided that to the extent interest has not been paid or duly provided for with respect to the Series B Security exchanged for this Series C Security, interest on this Series C Security shall accrue from the most recent Interest Payment Date to which interest on the Series B Security which was exchanged for this Series C Security has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months..

          This Series C Security was issued pursuant to the Exchange Offer pursuant to which the 8 3/4% Series B Senior Subordinated Notes due 2003 (herein called the "Series B Securities") in like principal amount were exchanged for the Series C Securities. The Series C Securities rank pari passu in right of payment with the Series B Securities.

         In addition, for any period in which the Series B Security exchanged for this Series C Security was outstanding, in the event that (i) the applicable Registration Statement is not filed with the Commission on or prior to 45 days after the Closing Date, (ii) the Exchange Offer Registration Statement or, as the case may be, the Shelf Registration Statement, is not declared effective within 105 days after the Closing Date, (iii) the Exchange Offer is not consummated on or prior to 135 days after the Closing Date, or (iv) the Shelf Registration Statement is filed and declared effective within 105 days after the Closing Date but shall thereafter cease to be effective (at any time that the Company and the Guarantors are obligated to maintain the effectiveness thereof) without being succeeded within 30 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company will pay liquidated damages to each holder of Transfer Restricted Securities (as defined below) in an amount equal to $0.192 per week per $1,000 principal amount of the Securities constituting Transfer Restricted Securities held by such holder until (i) the applicable Registration Statement is filed, (ii) the Exchange Registration Statement is declared effective and the Exchange Offer is consummated, (iii) the Shelf Registration statement is declared effective or (iv) the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. "Transfer Restricted Securities" means each Class B Security until (i) the date on which such Class B Security has been exchanged for a freely transferable Class C Security in the Exchange Offer, (ii) the date on which such Class B Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) the date on which such Class B Security is distributed to the public pursuant to Rule 144 under the Securities Act or is salable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Company shall not be required to pay liquidated damages to the holder of Transfer Restricted Securities if such holder failed to comply with its obligations to the Company pursuant to the Registration Rights Agreement.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be June 1 or December

1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Series C Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of, premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided,
                                                                    --------
however, that payment of interest may be made at the option of the Company, (i)
-------
in the case of a Global Security, by wire or book entry transfer to the Depository Trust Company or its nominee, or (ii) in all other cases, by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Security is entitled to the benefits of Guarantees by each of the Guarantors of the punctual payment when due of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders. Reference is hereby made to Article Fourteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of each of the Guarantors.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

Dated:                        CANANDAIGUA WINE COMPANY, INC.

                              By:__________________________________

Attest:


--------------------
Authorized Officer

          Section 203.  Form of Reverse of Securities.
                        -----------------------------

          (a) The form of the reverse of the Series B Securities shall be substantially as follows:

          This Security is one of a duly authorized issue of Securities of the Company designated as its 8 3/4% Series B Senior Subordinated Notes due 2003 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $65,000,000, issued under an indenture (herein called the "Indenture") dated as of October 29, 1996, among the Company, the Guarantors and Harris Trust and Savings Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities or (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

          The Indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture), whether Outstanding on the date of the Indenture or thereafter, and this Security is issued subject to such provisions. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose; provided, however, that, subject to Section 406 of the Indenture,
              --------  -------
the Indebtedness evidenced by this Security shall cease to be so subordinate and subject in right of payment upon any defeasance of this Security referred to in clause (a) or (b) of the preceding paragraph.

          The Securities are subject to redemption at any time on or after December 15, 1998, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice by first-class mail in amounts of $1,000 or an integral multiple of $1,000 at the following redemption prices (expressed as a percentage of the principal amount), redeemed during the 12-month period beginning December 15 of the years indicated below:

                                                                Redemption
          Year                                                     Price
          ----                                                  ----------

          1998..................................................  104.375%
          1999..................................................  102.917%
          2000..................................................  101.458%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on Regular Record Dates to receive interest due on an Interest Payment Date). If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

          Notwithstanding the preceding paragraph, the Company will not be permitted to redeem the Original Securities unless, substantially concurrently with such redemption, the Company redeems an aggregate principal amount of Securities (rounded to the nearest integral multiple of $1,000) equal to the product of (a) a fraction, the numerator of which is the aggregate principal amount of Original Securities to be so redeemed and the denominator of which is the aggregate principal amount of Original Securities outstanding immediately prior to such proposed redemption, and (b) the aggregate principal amount of Securities outstanding immediately prior to such proposed redemption.

          Upon the occurrence of a Change of Control, each Holder may require the Company to repurchase all or a portion of such Holder's Securities in an amount of $1,000 or integral multiples of $1,000, at a purchase price in cash equal to 101% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date of repurchase.

          Under certain circumstances, in the event the Net Cash Proceeds received by the Company from any Asset Sale, which proceeds are not used to prepay Senior Indebtedness or invested in properties or assets used in the businesses of the Company or reasonably related thereto, exceeds a specified amount the Company will be required to apply such proceeds to the repayment of the Securities and certain indebtedness ranking pari passu to the Securities.

          In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the date of redemption.

          In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Guarantors and the Holders under the Indenture and the Securities and the Guarantees at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and the Securities and the Guarantees and certain past Defaults under the Indenture and the Securities and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor on the Securities (in the event such Guarantor or other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed, subject to the subordination provisions of the Indenture.

          If this Series B Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          If this Series B Security is a Restricted Security in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the Holder, provided it is a Qualified Institutional Buyer, may exchange this Series B Security for a Book-Entry Security by instructing the Trustee (by completing the Transferee Certificate in the form in Appendix II) to arrange for such Series B Security to be represented by a beneficial interest in a Global Security in accordance with the customary procedures of the Depository, unless the Company has elected not to issue a Global Security.

          If this Series B Security is a U.S. Global Security, it is exchangeable for a Series B Security in certificated form as provided in the Indenture and in accordance with the rules and procedures of the Trustee and the Depositary. In addition, certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the U.S. Global Securities if (x) the Depository notifies the Company that it is unwilling or unable to continue as depository for the U.S. Global Security and a successor depository is not appointed by the Company within 90 days or (y) there shall have occurred and be continuing an Event of Default and the Security Registrar has received a request from the Depositary. Upon any such issuance, the Trustee is required to register such certificated Series B Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof). All such certificated Series B Securities would be required to include the Private Placement Legend.

          The Series B Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          At any time when the Company is not subject to Sections 13 or 15(d) of the Exchange Act, upon the written request of a Holder of a Series B Security, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Series B Security who such Holder informs the Company is reasonably believed to be a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to and at the time of due presentment of this Security for registration of transfer, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

          THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

          All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          [The Transfer Notice, in the form of Appendix I hereto, will be attached to the Series B Security.]

          (b) The form of the reverse of the Series C Securities shall be substantially as follows:

          This Security is one of a duly authorized issue of Securities of the Company designated as its 8 3/4% Series C Senior Subordinated Notes due 2003 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $65,000,000, issued under an indenture (herein called the "Indenture") dated as of October 29, 1996, among the Company, the Guarantors and Harris Trust and Savings Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities or (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

          The Indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture), whether Outstanding on the date of the Indenture or thereafter, and this Security is issued subject to such provisions. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose; provided, however, that, subject to Section 406 of the Indenture, the
              --------  -------
Indebtedness evidenced by this Security shall cease to be so subordinate and subject in right of payment upon any defeasance of this Security referred to in clause (a) or (b) of the preceding paragraph.

          The Securities are subject to redemption at any time on or after December 15, 1998, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice by first-class mail in amounts of $1,000 or an integral multiple of $1,000 at the following redemption prices (expressed as a percentage of the principal amount), redeemed during the 12-month period beginning December 15 of the years indicated below:

                                                                Redemption
          Year                                                     Price
          ----                                                  ----------

          1998..................................................  104.375%
          1999..................................................  102.917%
          2000..................................................  101.458%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on Regular Record Dates to receive interest due on an Interest Payment Date). If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

          Notwithstanding the preceding paragraph, the Company will not be permitted to redeem the Original Securities unless, substantially concurrently with such redemption, the Company redeems an aggregate principal amount of Securities (rounded to the nearest integral multiple of $1,000) equal to the product of (a) a fraction, the numerator of which is the aggregate principal amount of Original Securities to be so redeemed and the denominator of which is the aggregate principal amount of Original Securities outstanding immediately prior to such proposed redemption, and (b) the aggregate principal amount of Securities outstanding immediately prior to such proposed transaction.

          Upon the occurrence of a Change of Control, each Holder may require the Company to repurchase all or a portion of such Holder's Securities in an amount of $1,000 or integral multiples of $1,000, at a purchase price in cash equal to 101% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date of repurchase.

          Under certain circumstances, in the event the Net Cash Proceeds received by the Company from any Asset Sale, which proceeds are not used to prepay Senior Indebtedness or invested in properties or assets used in the businesses of the Company or reasonably related thereto, exceeds a specified amount the Company will be required to apply such proceeds to the repayment of the Securities and certain indebtedness ranking pari passu to the Securities.

          In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the date of redemption.

          In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Guarantors and the Holders under the Indenture and the Securities and the Guarantees at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and the Securities and the Guarantees and certain past Defaults under the Indenture and the Securities and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor on the Securities (in the event such Guarantor or other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed, subject to the subordination provisions of the Indenture.

          If this Series C Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Series C Security is registrable on the Security Register of the Company, upon surrender of this Series C Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Series C Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          If this Series C Security is a U.S. Global Security, it is exchangeable for a Series C Security in certificated form as provided in the Indenture and in accordance with the rules and procedures of the Trustee and the Depositary. In addition, certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the U.S. Global Security if (x) the Depository notifies the Company that it is unwilling or unable to continue as depository for the U.S. Global Security and a successor depository is not appointed by the Company within 90 days or (y) there shall have occurred and be continuing an Event of Default and the Security Registrar has received a request from the Depositary. Upon any such issuance, the Trustee is required to register such certificated Series C Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof).

          The Series C Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series B Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to and at the time of due presentment of this Security for registration of transfer, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

          THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

          All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          [The Transfer Notice, in the form of Appendix II hereto, will be attached to the Series B Security.]

          Section 204.  Form of Trustee's Certificate of Authentication.
                        -----------------------------------------------

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

          [Series B Securities]

          This is one of the 8 3/4% Series B Senior Subordinated Notes due 2003 referred to in the within-mentioned Indenture.


                                  As Trustee, Harris Trust and Savings Bank


                                  By:
                                      -------------------------------------
                                      Authorized Officer

     [Series C Securities]

          This is one of the 8 3/4% Series C Senior Subordinated Notes due 2003 referred to in the within-mentioned Indenture.

                                  As Trustee, Harris Trust and Savings Bank


                                  By:
                                      -------------------------------------
                                      Authorized Officer

          Section 205.  Form of Guarantee of Each of the Guarantors.
                        -------------------------------------------

          The form of Guarantee shall be set forth on the Securities substantially as follows:
                                   GUARANTEES

          For value received, each of the undersigned hereby unconditionally guarantees, jointly and severally, to the holder of this Security the payment of principal of, premium, if any, and interest on this Security upon which these Guarantees are endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security and Article Fourteen of the Indenture. These Guarantees will not become effective until the Trustee duly executes the certificate of authentication on this Security.

          The Indebtedness evidenced by these Guarantees are, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Guarantor Indebtedness (as defined in the Indenture), whether Outstanding on the date of the Indenture or thereafter, and these Guarantees are issued subject to such provisions.

Dated:

                                 BATAVIA WINE CELLARS, INC.


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer

                                 BISCEGLIA BROTHERS WINE CO.


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer
                                 CALIFORNIA PRODUCTS COMPANY


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer

                                 GUILD WINERIES & DISTILLERIES,
                                 INC.


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer

                                 TENNER BROTHERS, INC.


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer

                                 WIDMER'S WINE CELLARS, INC.


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer

                                 BARTON INCORPORATED


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer
                                 BARTON BRANDS, LTD.


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer
                                 BARTON BEERS, LTD.


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer
                                 BARTON BRANDS OF CALIFORNIA,
                                 INC.


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer
                                 BARTON BRANDS OF GEORGIA, INC.


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer
                                 BARTON DISTILLERS IMPORT CORP.


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer
                                 THE VIKING DISTILLERY, INC.


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer

                                 BARTON FINANCIAL CORPORATION


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer
                                 STEVENS POINT BEVERAGE CO.


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer
                                 MONARCH WINE COMPANY,
                                 LIMITED PARTNERSHIP

                                  By:  BARTON MANAGEMENT, INC.,
                                  as corporate general
                                    partner


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer
                                 BARTON MANAGEMENT, INC.


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer
                                 VINTNERS INTERNATIONAL
                                 COMPANY, INC.


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer

                                 CANANDAIGUA WEST, INC.


Attest:                         By
       ------------------         -------------------------------
       Authorized Officer

                                 ARTICLE THREE

                                 THE SECURITIES

          Section 301.  Title and Terms.
                        ---------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $65,000,000 in principal amount of Series B Securities and $65,000,000 principal amount of Series C Securities, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 303, 304, 305, 306, 307, 308, 906, 1013, 1016 or 1108.

          The Series B Securities shall be known and designated as the "8 3/4% Series B Senior Subordinated Notes due 2003" of the Company. The Stated Maturity of the Series B Securities shall be December 15, 2003, and the Series B Securities shall each bear interest at the rate of 8 3/4% per annum, as such interest rate may be adjusted as set forth in the Series B Security, from October 29, 1996 or from the most recent Interest Payment Date to which interest has been paid, as the case may be, payable on December 15, 1996 and semi-annually thereafter on June 15 and December 15, in each year, until the principal thereof is paid or duly provided for. Interest on any overdue principal, interest (to the extent lawful) or premium, if any, shall be payable on demand.

          The Series C Securities shall be known and designated as the "8 3/4% Series C Senior Subordinated Notes due 2003" of the Company. The Stated Maturity of the Series C Securities shall be December 15, 2003, and the Series C Securities shall each bear interest at the rate of 8 3/4% per annum, as such interest rate may be adjusted as set forth in the Series C Security, from their issuance date or from the most recent Interest Payment Date to which interest has been paid, as the case may be, payable on December 15, 1996 and semi-annually thereafter on June 15 and December 15, in each year, until the principal thereof is paid or duly provided for. Interest on any overdue principal, interest (to the extent lawful) or premium, if any, shall be payable on demand.

          The principal of, premium, if any, and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose; provided, however, that at the option of the Company interest may be
         --------  -------
paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

          For all purposes hereunder, the Series B Securities and the Series C Securities will be treated as one class and are together referred to as the "Securities." The Series B Securities rank pari passu in right of payment with the Series C Securities.

          The Securities shall be redeemable as provided in Article Eleven and in the Securities.

          At the election of the Company, the entire Indebtedness on the Securities or certain of the Company's obligations and covenants and certain Events of Default thereunder may be defeased as provided in Article Four.

          The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Twelve.

          Section 302.  Denominations.
                        -------------

          The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

          Section 303.  Execution, Authentication, Delivery and Dating.
                        ----------------------------------------------

          The Securities shall be executed on behalf of the Company by one of its Chairman of the Board, its President, its Chief Executive Officer, its Chief Operating Officer, its Chief Financial Officer or one of its Vice Presidents and attested by an authorized officer.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee with Guarantees endorsed thereon for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise.

          Each Security shall be dated the date of its authentication.

          No Security or Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          In case the Company or any Guarantor, pursuant to Article Eight, shall be consolidated, merged with or into any other Person or shall sell, assign, convey, transfer or lease substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation or surviving such merger, or into which the

Company or such Guarantor shall have been merged, or the Person which shall have participated in the sale, assignment, conveyance, transfer or lease as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, sale, assignment, conveyance, transfer or lease may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

          The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities on behalf of the Trustee. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Security Registrar or Paying Agent to deal with the Company and its Affiliates.

          If an officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates such Security such Security shall be valid nevertheless.

          Section 304.  Temporary Securities.
                        --------------------

          Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.


          After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

          Section 305.  Registration, Registration of Transfer and Exchange.
                        ---------------------------------------------------

          The Company shall direct the Trustee to keep, so long as it is the Security Registrar, at the Corporate Trust Office of the Trustee, or such other office as the Trustee may designate, a register (the register maintained in such office or in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as the Security Registrar may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee shall initially be the "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denomination or denominations, of a like aggregate principal amount.

          Furthermore, any Holder of the U.S. Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interest in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent), and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry.

          At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities of the same series which the Holder making the exchange is entitled to receive; provided that no exchange of Series B Securities for Series C Securities shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission and that the Series B Securities exchanged for the Series C Securities shall be cancelled.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same Indebtedness, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer, or for exchange or redemption shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made to a Holder for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 303, 304, 305, 306, 307, 308, 906, 1013, 1016 or
1108 not involving any transfer.

          The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part.

          Every Restricted Security shall be subject to the restrictions on transfer provided in the legend required to be set forth on the face of each Restricted Security pursuant to Section 202, and the restrictions set forth in this Section 305, and the Holder of each Restricted Security, by such Holder's acceptance thereof (or interest therein), agrees to be bound by such restrictions on transfer.

          The restrictions imposed by this Section 305 upon the transferability of any particular Restricted Security shall cease and terminate on (a) the later of three years from their date of issuance or three years after the last date on which the Company or any Affiliate of the Company was the owner of such Restricted Security (or any predecessor of such Restricted Security) or (b) (if earlier) if and when such Restricted Security has been sold pursuant to an effective registration statement under the Securities Act or transferred pursuant to Rule 144 or Rule 904 under the Securities Act (or any successor provision), unless the Holder thereof is an affiliate of the Company within the meaning of Rule 144 (or such successor provisions). Any Restricted Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Security for exchange to the Security Registrar in accordance with the provision of this Section 305 (accompanied, in the event that such restrictions on transfer have terminated pursuant to Rule 144 or Rule 904 (or any successor provision), by an Opinion of Counsel satisfactory to the Company and the Trustee, to the effect that the transfer of such Restricted Security has been made in compliance with Rule 144 or Rule 904 (or any such successor provision)), be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the Private Placement Legend. The Company shall inform the Trustee of the effective date of any Registration Statement registering the Securities under the Securities Act no later than two Business Days after such effective date.

          Except as provided in the preceding paragraph, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any U.S. Global Security, whether pursuant to this Section,
Section 304, 308, 906 or 1108
or otherwise, shall also be a U.S. Global Security and bear the legend specified in Section 202.

          Section 306.  Book-Entry Provisions for U.S. Global Security.
                        ----------------------------------------------

          (a) The U.S. Global Security initially shall (i) be registered in the name of the Depositary for such Global Security or the nominee of such Depositary, (ii) be deposited with, or on behalf of, the Depositary or with the Trustee as custodian for such Depositary and (iii) bear legends as set forth in
Section 202.

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any U.S. Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the U.S. Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such U.S. Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

          (b) Transfers of the U.S. Global Security shall be limited to transfers of such U.S. Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the U.S. Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section
307. Beneficial owners may obtain U.S. Physical Securities in exchange for their beneficial interests in the U.S. Global Security upon request in accordance with the Depositary's and the Security Registrar's procedures. In connection with the execution, authentication and delivery of such Physical Securities, the Security Registrar shall reflect on its books and records a decrease in the principal amount of the relevant Global Security equal to the principal amount of such Physical Securities and the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Securities having an equal aggregate principal amount. In addition, U.S. Physical Securities and Offshore Physical Securities shall be issued to all beneficial owners in exchange for their beneficial interests in the U.S. Global Security or the Offshore Global Security, respectively if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the U.S. Global Security or the Offshore Global Security and a successor Depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Security Registrar has received a request from the Depositary.

          (c) In connection with any transfer of a portion of the beneficial interest in the U.S. Global Security pursuant to subsection (b) of this Section to beneficial owners who are required to hold U.S. Physical Securities, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Securities of like tenor and amount.

          (d) In connection with the transfer of the entire U.S. Global Security or Offshore Global Security to beneficial owners pursuant to subsection
(b) of this Section, the U.S. Global Security or Offshore Global Security, as the case may be, shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial owner identified by the Depositary in exchange for its beneficial interest in the U.S. Global Security or Offshore Global Security, as the case may be, an equal aggregate principal amount of U.S. Physical Securities or Offshore Physical Security, as the case may be, of authorized denominations.

          (e) Any U.S. Physical Security delivered in exchange for an interest in U.S. Global Securities pursuant to subsection (c) or subsection (d) of this Section shall, except as otherwise provided by paragraph (a)(i)(x) and paragraph
(f) of Section 307, bear the Private Placement Legend.

          (f) The registered holder of the U.S. Global Security may grant proxies and otherwise authorize any person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          Section 307.  Special Transfer Provisions.
                        ---------------------------

          Unless and until (i) an Initial Security is sold under an effective Registration Statement, or (ii) an Initial Security is exchanged for a Series C Security in connection with the Exchange Offer, in each case pursuant to the Registration Rights Agreement, the following provisions shall apply:

          (a)  Transfers to Non-QIB Institutional Accredited Investors.  The
               -------------------------------------------------------
following provisions shall apply with respect to the registration of any proposed transfer of an Initial Security to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) which is not a QIB (excluding Non-U.S. Persons):

               (i) The Security Registrar shall register the transfer of any Initial Security whether or not such Initial Security bears the Private Placement Legend, if (x) the requested transfer is at least three years after the original issue date of the Initial Securities or
          (y) the proposed transferee has delivered to the Security Registrar a certificate substantially in the form of Exhibit C hereto.

               (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Security, upon receipt by the Security Registrar of (x) the documents, if any, required by paragraph
          (i) and (y) instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Certificates of like tenor and amount.

          (b)  Transfers to QIBs.  The following provisions shall apply with
               -----------------
respect to the registration of any proposed transfer of an Initial Security to a QIB (excluding Non-U.S. Persons):

               (i) If the Security to be transferred consists of U.S. Physical Securities, Temporary Offshore Physical Securities or Permanent Offshore Physical Securities, the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Initial Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to the transferee who has signed the certification provided for on the form of Initial Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Initial Security for its own account or an account with respect to which it exercises sole investment discretion and that it, or the person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

               (ii) If the proposed transferee is an Agent Member, and the Initial Security to be transferred consists of U.S. Physical Securities, Temporary Offshore Physical Securities or Permanent Offshore Physical Securities, upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the U.S. Physical Securities, Temporary

          Offshore Physical Securities or Permanent Offshore Physical Securities, as the case may be, to be transferred, and the Trustee shall cancel the Physical Security so transferred.

          (c)  Transfers by Non-U.S. Persons on or Prior to December 8, 1996.
               -------------------------------------------------------------
The following provisions shall apply with respect to registration of any proposed transfer of an Initial Security by a Non-U.S. Person on or prior to December 8, 1996:

               (i) The Security Registrar shall register the transfer of any Initial Security (x) if the proposed transferee is a Non-U.S. Person and the proposed transferor has delivered to the Security Registrar a certificate substantially in the form of Exhibit D hereto or (y) if the proposed transferee is a QIB and the proposed transferor has checked the box provided for on the form of Initial Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Initial Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing Initial Security for its own account or an account with respect to which it exercises sole investment discretion and that it, or the person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A. Unless clause (ii) below is applicable, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Temporary Offshore Physical Securities of like tenor and amount.

               (ii) If the proposed transferee is an Agent Member, upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount at maturity of the U.S. Global Security in an amount equal to the principal amount of the Temporary Offshore Physical Security to be transferred, and the Trustee shall cancel the Temporary Offshore Physical Security if any so transferred.

          (d) Transfers by Non-U.S. Persons on or After December 9, 1996.  The
              ----------------------------------------------------------
following provisions shall apply with respect to any transfer of an Initial Security by a Non-U.S. Person on or after December 9, 1996:

               (i)(x) If the Initial Security to be transferred is a Permanent Offshore Physical Security, the Security Registrar shall register such transfer, (y) if the Initial Security to be transferred is a Temporary Offshore Physical Security, upon receipt of a certificate substantially in the form of Exhibit B from the proposed transferor, the Security Registrar shall register such transfer and (z) in the case of either clause (x) or (y), unless clause (ii) below is applicable, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Permanent Offshore Physical Securities of like tenor and amount.

               (ii) If the proposed transferee is an Agent Member, upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the Temporary Offshore Physical Security or Permanent Offshore Physical Security to be transferred, and the Trustee shall cancel the Physical Security so transferred.

          (e) Transfers to Non-U.S. Persons at Any Time.  The following
              -----------------------------------------
provisions shall apply with respect to any transfer of an Initial Security to a Non-U.S. Person:

               (i) Prior to December 9, 1996, the Security Registrar shall register any proposed transfer of an Initial Security to a Non-U.S. Person upon receipt of a certificate substantially in the form of Exhibit D hereto from the proposed transferor and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Temporary Offshore Physical Securities of like tenor and amount.

               (ii) On and after December 9, 1996, the Security Registrar shall register any proposed transfer to any Non-U.S. Person (w) if the Initial Security to be transferred is a Permanent Offshore Physical Security, (x) if the Initial Security to be transferred is a Temporary Offshore Physical Security, upon receipt of a certificate substantially in the form of Exhibit D from the proposed transferor,
          (y) if the Initial Security to be transferred is a U.S. Physical Security or an interest in the U.S. Global Security, upon receipt of a certificate substantially in the form of Exhibit D from the proposed transferor and (z) in the case of either clause (w), (x) or (y), the Company shall execute, and the Trustee shall authenticate and deliver, one or more Permanent Offshore Physical Securities of like tenor and amount.

               (iii) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Security, upon receipt by the Security

           Registrar of (x) the document, if any, required by paragraph (i), and
          (y) instructions in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Permanent Offshore Physical Securities of like tenor and amount.

          (f) Private Placement Legend.  Upon the registration of transfer,
              ------------------------
exchange or replacement of Securities not bearing the Private Placement Legend, the Security Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Security Registrar shall deliver only Securities that bear the Private Placement Legend unless either (i) the circumstances contemplated by paragraphs (a)(i)(x), (d)(i) or (e)(ii) of this Section 307 exist or (ii) there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

          (g) General.  By its acceptance of any Security bearing the Private
              -------
Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

          The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 306 or this Section
307. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

          Section 308.  Mutilated, Destroyed, Lost and Stolen Securities.
                        ------------------------------------------------

          If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, each Guarantor and the Trustee, such security or indemnity, in each case, as may be required by them to save each of them harmless, then, in the absence of notice to the Company, any Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon a Company Request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement Security, pay such Security.

          Upon the issuance of any replacement Securities under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every replacement Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Guarantors, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          Section 309.  Payment of Interest; Interest Rights Preserved.
                        ----------------------------------------------

          Interest on any Security which is payable, and is punctually paid or duly provided for, on the Stated Maturity of such interest shall be paid to the Person in whose name the Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment date.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on the Stated Maturity of such interest and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the Regular Record Date; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or any relevant Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date (not less than 30 days after such notice) of the proposed payment (the "Special Payment Date"), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the Special Payment Date, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the Special Payment Date and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Payment Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection (b).

          (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          Section 310.  CUSIP Numbers.
                        -------------

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Company, or the Trustee on behalf of the Company, shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice shall state that no
         --------  -------
representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities; and provided further, however, that failure to use CUSIP numbers
                    -------- -------  -------
in any notice of redemption or exchange shall not affect the validity or sufficiency of such notice.

          Section 311.  Persons Deemed Owners.
                        ---------------------

          The Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, any Guarantor, the Trustee nor any agent of the Company, any Guarantor or the Trustee shall be affected by notice to the contrary.

          Section 312.  Cancellation.
                        ------------

          All Securities surrendered for payment, purchase, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company and any Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or such Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a Company Order the Company shall direct that the cancelled Securities be returned to it. The Trustee shall provide the Company a list of all Securities that have been cancelled from time to time as requested by the Company.

          Section 313.  Computation of Interest.
                        -----------------------

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                       DEFEASANCE AND COVENANT DEFEASANCE

          Section 401.  Company's Option to Effect Defeasance or Covenant
                        -------------------------------------------------
Defeasance.
----------

          The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 402 or Section 403 be applied to all of the Outstanding Securities (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article Four.

          Section 402.  Defeasance and Discharge.
                        ------------------------

          Upon the Company's exercise under Section 401 of the option applicable to this Section 402, the Company, each of the Guarantors and any other obligor upon the Securities, if any, shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth in Section 404 below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company, each Guarantor and any other obligor upon the Securities shall be deemed to have paid and discharged the entire Indebtedness represented by the Defeased Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 405 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, and, upon Company Request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities to receive, solely from the trust fund described in Section 404 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (b) the Company's obligations with respect to such Defeased Securities under Sections 304, 305, 308, 1002 and 1003, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Section 606, and (d) the defeasance provisions under this Article Four. Subject to compliance with this Article Four, the Company may exercise its option under this Section 402 notwithstanding the prior exercise of its option under Section 403 with respect to the Securities.

          Section 403.  Covenant Defeasance.
                        -------------------

          Upon the Company's exercise under Section 401 of the option applicable to this Section 403, the Company and each Guarantor shall be released from its obligations under any covenant or provision contained or referred to in Sections 1005 through 1019, inclusive, and the provisions of Article Twelve and Sections 1416 through 1429 shall not apply, with respect to the Defeased Securities on and after the date the conditions set forth in Section 404 below are satisfied (hereinafter, "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants and the provisions of Article Twelve and Sections 1416 through 1429, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company and each Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such

Section or Article to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(c), (d) or (g), but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

          Section 404.  Conditions to Defeasance or Covenant Defeasance.
                        -----------------------------------------------

          The following shall be the conditions to application of either Section 402 or Section 403 to the Defeased Securities:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of
Section 608 who shall agree to comply with the provisions of this Article Four applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) United States dollars in an amount, or (b) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms and with no further reinvestment will provide, not later than one day before the due date of any payment, money in an amount, or (c) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge the principal of, premium, if any, and interest on the Defeased Securities on the Stated Maturity of such principal or installment of principal or interest (or on any date after December 15, 1998 (such date being referred to as the "Defeasance Redemption Date") if when exercising under
Section 401 either its option applicable to Section 402 or its option applicable to Section 403, the Company shall have delivered to the Trustee an irrevocable notice to redeem all of the Outstanding Securities on the Defeasance Redemption
Date); provided that the Trustee shall have been irrevocably instructed to apply
       --------
such United States dollars or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities; and provided, further, that the
                                                     --------  -------
United States dollars or U.S. Government Obligations deposited shall not be subject to the rights of the holders of Senior Indebtedness and Senior Guarantor Indebtedness pursuant to the provisions of Article Twelve and Article Fourteen. For this purpose, "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as
                                                  --------
required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (2) In the case of an election under Section 402, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Independent Counsel in the United States shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (3) In the case of an election under Section 403, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (4) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as subsections 501(h) and (i) are concerned, at any time during the period ending on the 91st day after the date of deposit.

          (5) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities to have a conflicting interest with respect to any securities of the Company or any Guarantor.

          (6) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any Guarantor is a party or by which it is bound.

          (7) The Company shall have delivered to the Trustee an Opinion of Independent Counsel to the effect that (A) the trust funds will not be subject to any rights of holders of Senior Indebtedness or Senior Guarantor Indebtedness, including, without limitation, those arising under this Indenture and (B) after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

          (8) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of the Securities or any Guarantee over the other creditors of the Company or any Guarantor with the intent of defeating, hindering, delaying or defrauding creditors of the Company, any Guarantor or others.

          (9) No event or condition shall exist that would prevent the Company from making payments of the principal of, premium, if any, and interest on the Securities on the date of such deposit or at any time ending on the 91st day after the date of such deposit.

          (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 402 or the covenant defeasance under Section 403 (as the case may be) have been complied with as contemplated by this Section 404.

Opinions of Counsel required to be delivered under this Section may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

          Section 405.  Deposited Money and U.S. Government Obligations to Be
                        -----------------------------------------------------
Held in Trust; Other Miscellaneous Provisions.
---------------------------------------------

          Subject to the provisions of the last paragraph of Section 1003, all United States dollars and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively for purposes of this Section 405, the "Trustee") pursuant to Section 404 in respect of the Defeased Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Defeased Securities.

          Anything in this Article Four to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any United States dollars or U.S. Government Obligations held by it as provided in Section 404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect defeasance or covenant defeasance.

          Section 406.  Reinstatement.
                        -------------

          If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with Section 402 or 403, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and each Guarantor's obligations under this Indenture and the Securities, and the provisions of Articles Twelve and Fourteen hereof, shall be revived and reinstated as though no deposit had occurred pursuant to Section 402 or 403, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such United States dollars or U.S. Government Obligations in accordance with Section 402 or 403, as the case may be; provided, however,
                                                           --------  -------
that if the Company makes any payment to the Trustee or Paying Agent of principal, premium, if any, or interest on any Security following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holders of the Securities and the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                  ARTICLE FIVE

                                    REMEDIES

          Section 501.  Events of Default.
                        -----------------

          "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Twelve or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) there shall be a default in the payment of any interest on any Security when it becomes due and payable, and such default shall continue for a period of 30 days;

          (b) there shall be a default in the payment of the principal of (or premium, if any, on) any Security at its Maturity (upon acceleration, optional or mandatory redemption, required repurchase or otherwise);

          (c) (i) there shall be a default in the performance, or breach, of any covenant or agreement of the Company or any Guarantor under this Indenture (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with in clauses (a) or (b) or in clauses (ii), (iii) and (iv) of this clause (c)) and such default or breach shall continue for a period of 30 days after written notice has been given, by certified mail, (x) to the Company by the Trustee or (y) to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities, specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; (ii) there shall be a default in the performance or breach of the provisions of Article Eight; (iii) the Company shall have failed to make or consummate an Offer in accordance with the provisions of Section 1013; or (iv) the Company shall have failed to make or consummate a Change of Control Offer in accordance with the provisions of
Section 1016;

          (d) one or more defaults shall have occurred under any agreements, indentures or instruments under which the Company, any Guarantor or any Subsidiary then has outstanding Indebtedness in excess of $10,000,000 in the aggregate and, if not already matured at its final maturity in accordance with its terms, such Indebtedness shall have been accelerated;

          (e) any Guarantee shall for any reason cease to be, or be asserted in writing by any Guarantor or the Company not to be, in full force and effect and enforceable in accordance with its terms, except to the extent contemplated by this Indenture and any such Guarantee;

          (f) one or more judgments, orders or decrees for the payment of money in excess of $5,000,000 either individually or in the aggregate (net of amounts covered by insurance, bond, surety or similar instrument), shall be entered against the Company, any Guarantor, any Subsidiary or any of their respective properties and shall not be discharged and either (a) any creditor shall have commenced an enforcement proceeding upon such judgment, order or decree or (b) there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of an appeal or otherwise, shall not be in effect;

          (g) any holder or holders of at least $10,000,000 in aggregate principal amount of Indebtedness of the Company, any Guarantor or any Subsidiary after a default under such Indebtedness shall notify the Trustee of the intended sale or disposition of any assets of the Company, any Guarantor or any Subsidiary that have been pledged to or for the benefit of such holder or holders to secure such Indebtedness or shall commence proceedings, or take any action (including by way of set-off), to retain in satisfaction of such Indebtedness or to collect on, seize, dispose of or apply in satisfaction of Indebtedness, assets of the Company, any Guarantor or any Subsidiary (including funds on deposit or held pursuant to lock-box and other similar arrangements);

          (h) there shall have been the entry by a court of competent jurisdiction of (i) a decree or order for relief in respect of the Company, any Guarantor or any Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or (ii) a decree or order adjudging the Company, any Guarantor or any Subsidiary bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, any Guarantor or any Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company, any Guarantor or any Subsidiary or of any substantial part of their respective properties, or ordering the winding up or liquidation of their affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days; or

          (i) (i) the Company, any Guarantor or any Subsidiary commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (ii) the Company, any Guarantor or any Subsidiary consents to the entry of a decree or order for relief in respect of the Company, any Guarantor or such Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it,
(iii) the Company, any Guarantor or any Subsidiary files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, (iv) the Company, any Guarantor or any Subsidiary (1) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company, any Guarantor or such Subsidiary or of any substantial part of their respective properties, (2) makes an assignment for the benefit of creditors or (3) admits in writing its inability to pay its debts generally as they become due, or (v) the Company, any Guarantor or any Subsidiary takes any corporate action in furtherance of any such actions in this paragraph (i).

          The Company shall deliver to the Trustee within five days after the occurrence thereof, written notice, in the form of an Officers' Certificate, of any Default, its status and what action the Company is taking or proposes to take with respect thereto.

          Section 502.  Acceleration of Maturity; Rescission and Annulment.
                        --------------------------------------------------

          If an Event of Default (other than an Event of Default specified in Sections 501(h) and (i)) shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the

Securities Outstanding may, and the Trustee at the request of the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding shall, declare all unpaid principal of, premium, if any, and accrued interest on all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders of the Securities); provided
                                                                        --------
that so long as the Credit Agreement is in effect, such declaration shall not become effective until the earlier of (a) five Business Days after receipt of such notice of acceleration from the Holders or the Trustee by the agent under the Credit Agreement or (b) acceleration of the Indebtedness under the Credit Agreement. Thereupon such principal shall become immediately due and payable, and the Trustee may, at its discretion, proceed to protect and enforce the rights of the holders of Securities by appropriate judicial proceeding. If an Event of Default specified in clause (h) or (i) of Section 501 occurs relating to the Company, or any Subsidiary and is continuing, then all the Securities shall ipso facto become and be immediately due and payable, in an amount equal
      ---- -----
to the principal amount of the Securities, together with accrued and unpaid interest, if any, to the date the Securities become due and payable, without any declaration or other act on the part of the Trustee or any Holder. The Trustee or, if notice of acceleration is given by the Holders, the Holders shall give notice to the agent under the Credit Agreement of any such acceleration.

          At any time after such declaration of acceleration has been made but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                (i) all sums paid or advanced by the Trustee under Section 606 and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

                (ii)  all overdue interest on all Securities, and

                (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities;

          (b) all Events of Default, other than the non-payment of principal of the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513; and

          (c) the rescission will not conflict with any judgment or decree.

No such rescission shall affect any subsequent Default or impair any right consequent thereon.

          Section 503.  Collection of Indebtedness and Suits for Enforcement by
                        -------------------------------------------------------
Trustee.
-------

          The Company and each Guarantor covenant that if

          (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (b) default is made in the payment of the principal of or premium, if any, on any Security at the Stated Maturity thereof,

the Company and each such Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, subject to Articles Twelve and Fourteen, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, with interest upon the overdue principal and premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company or any Guarantor, as the case may be, fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any Guarantor or any other obligor upon the Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture or the Guarantees by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, including, seeking recourse against any Guarantor pursuant to the terms of any Guarantee, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy, including, without limitation, seeking recourse against any Guarantor pursuant to the terms of a Guarantee, or to enforce any other proper remedy, subject however to
Section 512.

          Section 504.  Trustee May File Proofs of Claim.
                        --------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor, including each Guarantor, upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (a) to file and prove a claim for the whole amount of principal, and premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (b) subject to Articles Twelve and Fourteen, to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the creditors' committee.

          Section 505.  Trustee May Enforce Claims without Possession of
                        ------------------------------------------------
Securities.
----------

          All rights of action and claims under this Indenture, the Securities or the Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          Section 506.  Application of Money Collected.
                        ------------------------------

          Any money collected by the Trustee pursuant to this Article or otherwise on behalf of the Holders or the Trustee pursuant to this Article or through any proceeding or any arrangement or restructuring in anticipation or in lieu of any proceeding contemplated by this Article shall be applied, subject to applicable law, in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under Section
606;

          SECOND: Subject to Articles Twelve and Fourteen, to the payment of the amounts then due and unpaid upon the Securities for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest; and

          THIRD: Subject to Articles Twelve and Fourteen, the balance, if any, to the Person or Persons entitled thereto, including the Company, provided that all sums due and owing to the Holders and the Trustee have been paid in full as required by this Indenture.

          Section 507.  Limitation on Suits.
                        -------------------

          No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee an indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Guarantee to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner provided in this Indenture or any Guarantee and for the equal and ratable benefit of all the Holders.

          Section 508.  Unconditional Right of Holders to Receive Principal,
                        ----------------------------------------------------
Premium and Interest.
--------------------

          Notwithstanding any other provision in this Indenture, but subject to Articles Twelve and Fourteen, the Holder of any Security shall have the right based on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section
307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or the repurchase date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder, subject to Articles Twelve and Fourteen.

          Section 509.  Restoration of Rights and Remedies.
                        ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or the Guarantees and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, each of the Guarantors, any other obligor on the Securities, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 510.  Rights and Remedies Cumulative.
                        ------------------------------

          No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 511.  Delay or Omission Not Waiver.
                        ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 512.  Control by Holders.
                        ------------------

          The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that
                                                           --------

          (a) such direction shall not be in conflict with any rule of law or with this Indenture or any Guarantee, expose the Trustee to personal liability, or be unduly prejudicial to Holders not joining therein; provided, however, that (subject to Section 602) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders; and

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          Section 513.  Waiver of Past Defaults.
                        -----------------------

          The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past Default hereunder and its consequences, except a Default

          (a) in the payment of the principal of, premium, if any, or interest on any Security; or

          (b) in respect of a covenant or a provision hereof which under Article Nine cannot be modified or amended without the consent of a higher percentage of the principal amount of the Outstanding Securities affected.

          Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

          Section 514.  Undertaking for Costs.
                        ---------------------

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

          Section 515.  Waiver of Stay, Extension or Usury Laws.
                        ---------------------------------------

          Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company or any Guarantor from paying all or any portion of the principal of, premium, if any, or interest on the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  THE TRUSTEE

          Section 601.  Notice of Defaults.
                        ------------------

          Within 30 days after the occurrence of any Default, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in
                                              --------  -------
the case of a Default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

          Section 602.  Certain Rights of Trustee.
                        -------------------------

          Subject to the provisions of Trust Indenture Act Sections 315(a) through 315(d):

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) before the Trustee acts or refrains from acting, the Trustee may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein or thereby in compliance with such request or direction;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of the negligence of the Trustee;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding; provided that,
                                                                  --------
if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand; provided, further, the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (i) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers;

          (j) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder; and

          (k) except for (i) a default under Section 501(a) or (b) hereof, or
(ii) any other event of which the Trustee has "actual knowledge" and which event, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Indenture, the Trustee shall not be deemed to have notice of any default or Event of Default unless specifically notified in writing of such event by the Company or the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding; as used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.

          Section 603.  Trustee Not Responsible for Recitals, Dispositions of
                        -----------------------------------------------------
Securities or Application of Proceeds Thereof.
---------------------------------------------

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          Section 604.  Trustee and Agents May Hold Securities; Collections;
                        ----------------------------------------------------
etc.

          The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent and, subject to Trust Indenture Act Sections 310 and 311, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

          Section 605.  Money Held in Trust.
                        -------------------

          All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Except for funds or securities deposited with the Trustee pursuant to Article Four, the Trustee may invest all moneys received by the Trustee, until used or applied as herein provided, in Temporary Cash Investments in accordance with the directions of the Company.

          Section 606.  Compensation and Indemnification of Trustee and Its
                        ---------------------------------------------------
Prior Claim.
-----------

          The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred (including the costs of collection) or made by or on behalf of the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants and agrees to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability, tax, assessment or other governmental charge (other than taxes applicable to the Trustee's compensation hereunder) or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including enforcement of this Section 606 and also including any liability which the Trustee may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charge, and the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Article Five hereof, the expenses (including reasonable fees and expenses of its counsel) and the compensation for the services in connection therewith are intended to constitute expense of administration under any applicable bankruptcy law.

          As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, excluding any property or funds which are held in trust for the holders of Senior Indebtedness and except funds held in trust for the payment of principal of, premium, if any, or interest on particular Securities. The obligations of the Company under this Section shall not be subordinated to the payment of Senior Indebtedness pursuant to Article Twelve.

          Section 607.  Conflicting Interests.
                        ---------------------

          The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

          Section 608.  Corporate Trustee Required; Eligibility.
                        ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be eligible to act as trustee under Trust Indenture Act Section 310(a)(1) and which shall have a combined capital and surplus of at least $100,000,000, to the extent there is an institution eligible and willing to serve. If the Trustee does not have an office in The City of New York, the Trustee may appoint an agent in The City of New York reasonably acceptable to the Company to conduct any activities which the Trustee may be required under this Indenture to conduct in The City of New York. If the Trustee does not have an office in The City of New York or has not appointed an agent in The City of New York, the Trustee shall be a participant in The Depository Trust Company and FAS distribution systems. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          Section 609.  Resignation and Removal; Appointment of Successor
                        -------------------------------------------------
Trustee.
-------

          (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor trustee under Section 610.

          (b) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument executed by authority of the Board of Directors of the Company, a copy of which shall be delivered to the resigning Trustee and a copy to the successor trustee. If an instrument of acceptance by a successor trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor trustee.

          (c) The Trustee may be removed at any time by an Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

          (d)  If at any time:

               (1) the Trustee shall fail to comply with the provisions of Trust Indenture Act Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

               (2) the Trustee shall cease to be eligible under Section 608 and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee. Such successor trustee so appointed shall forthwith upon its acceptance of such appointment become the successor trustee and supersede the successor trustee appointed by the Company. If no successor trustee shall have been so appointed by the Company or the Holders of the Securities and accepted appointment in the manner hereinafter provided, the Holder of any Security who has been a bona fide Holder for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor trustee and the address of its Corporate Trust Office and any agent hereunder.

          Section 610.  Acceptance of Appointment by Successor.
                        --------------------------------------

          Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Company or the successor trustee, upon payment of its charges then unpaid, such retiring Trustee shall, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior lien upon all property or funds held or collected by such Trustee or such successor trustee to secure any amounts then due such Trustee pursuant to the provisions of Section 606.

          No successor trustee with respect to the Securities shall accept appointment as provided in this Section 610 unless at the time of such acceptance such successor trustee shall be eligible to act as trustee under the provisions of Trust Indenture Act

Section 310(a) and this Article Sixth and shall have a combined capital and surplus of at least $100,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 608.

          Upon acceptance of appointment by any successor trustee as provided in this Section 610, the Company shall give notice thereof to the Holders of the Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section
609. If the Company fails to give such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Company.

          Section 611.  Merger, Conversion, Consolidation or Succession to
                        --------------------------------------------------
Business.
--------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under Trust Indenture Act Section 310(a) and this Article Sixth and shall have a combined capital and surplus of at least $100,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 608 without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided that the right to adopt
                                                --------
the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, amalgamation, conversion or consolidation.

          Section 612.  Preferential Collection of Claims Against Company.
                        -------------------------------------------------

          If and when the Trustee shall be or become a creditor of the Company (or other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). A Trustee who has resigned or been removed shall be subject to the Trust Indenture Act Section 311(a) to the extent indicated therein.

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          Section 701.  Company to Furnish Trustee Names and Addresses of
                        -------------------------------------------------
Holders.
-------

          The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

          (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security
--------  -------
Registrar, no such list need be furnished.

          Section 702.  Disclosure of Names and Addresses of Holders.
                        --------------------------------------------

          Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312.

          Section 703.  Reports by Trustee.
                        ------------------

          Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, as provided in Trust Indenture Act Section 313(c), a brief report dated as of such May 15 in accordance with and to the extent required by Trust Indenture Act
Section 313(a).

          Section 704.  Reports by Company and Guarantors.
                        ---------------------------------

          The Company, and any Guarantor shall:

          (a) file with the Trustee, within 30 days after the Company or any Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or any Guarantor may be required to file with the Commission pursuant to Section 13 or
Section 15(d) of the Exchange Act; or, if the Company, or any Guarantor, as the case may be, is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company or any Guarantor, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (c) transmit or cause to be transmitted by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Trust Indenture Act Section 313(c), such summaries of any information, documents and reports required to be filed by the Company or any Guarantor, as the case may be, pursuant to Subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT

                             CONSOLIDATION, MERGER,
                         CONVEYANCE, TRANSFER OR LEASE

          Section 801.  Company or Any Guarantor May Consolidate, etc., Only on
                        -------------------------------------------------------
Certain Terms.
-------------

          (a) The Company shall not, in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety to any Person or group of affiliated Persons, or permit any of its Subsidiaries to enter into any such transaction or transactions if such transaction or transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposal of all or substantially all of the properties and assets of the Company and its Subsidiaries on a Consolidated basis to any other Person or group of affiliated Persons, unless at the time and after giving effect thereto:

          (i)  either (a) the Company shall be the continuing corporation, or
          (b) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company and its Subsidiaries on a Consolidated basis (the "Surviving Entity") shall be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and such Person assumes, by a supplemental indenture in a form reasonably satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture, and this Indenture shall remain in full force and effect;

          (ii) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii)  immediately after giving effect to such transaction on a pro
                                                                          ---
          forma basis, the Consolidated Net Worth of the Company (or the
          -----
          Surviving Entity if the Company is not the continuing obligor under this Indenture) is equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;

          (iv) immediately before and immediately after giving effect to such transaction on a pro forma basis (on the assumption that the
                           --- -----
          transaction occurred on the first day of the four-quarter period immediately prior to the consummation of such transaction with the appropriate adjustments with respect to the transaction being included in such pro forma calculation), the Company (or the Surviving Entity
                  --- -----
          if the Company is not the continuing obligor under this Indenture) could incur $1.00 of additional Indebtedness under Section 1008 (other than Permitted Indebtedness);

          (v) each Guarantor, if any, unless it is the other party to the transactions described above, shall have by supplemental indenture confirmed that its Guarantee shall apply to such Person's obligations under this Indenture and the Securities;

          (vi) if any of the property or assets of the Company or any of its Subsidiaries would thereupon become subject to any Lien, the provisions of Section 1012 are complied with; and

          (vii) the Company or the Surviving Entity shall have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, transfer, sale, assignment, conveyance, lease or other transaction and the supplemental indenture in respect thereto comply with this Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with.

          (b) Each Guarantor shall not, and the Company will not permit a Guarantor to, in a single transaction or through a series of related transactions merge or consolidate with or into any other corporation (other than the Company or any other Guarantor) or other entity, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets on a Consolidated basis to any entity (other than the Company or any other Guarantor) unless at the time and after giving effect thereto:

          (i) either (1) such Guarantor shall be the continuing corporation or partnership or (2) the entity (if other than such Guarantor) formed by such consolidation or into which such Guarantor is merged or the entity which acquires by sale, assignment, conveyance, transfer, lease or disposition the properties and assets of such Guarantor shall be a corporation duly organized and validly existing under the laws of the United States, any state thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto, executed and delivered to the Trustee, in a form reasonably satisfactory to the Trustee, all the obligations of such Guarantor under its Guarantee and this Indenture;

          (ii) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

          (iii) such Guarantor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee, each stating that such consolidation, merger, sale, assignment, conveyance, transfer, lease or disposition and such supplemental indenture comply with this Indenture, and thereafter all obligations of the predecessor shall terminate.

The provisions of this Section 801(b) shall not apply to any transaction (including any Asset Sale made in accordance with Section 1013) with respect to any Guarantor if the Guarantee of such Guarantor is released in connection with such transaction in accordance with Section 1014(c) and Section 1414.

          Section 802.  Successor Substituted.
                        ---------------------

          Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company or any Guarantor in accordance with Section 801, the successor Person formed by such consolidation or into which the Company or such Guarantor, as the case may be, is merged or the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor, as the case may be, under this Indenture in the Securities and/or the Guarantees, as the case may be, with the same effect as if such successor had been named as the Company or such Guarantor, as the case may be, herein in the Securities and/or in the Guarantees, as the case may be. When a successor assumes all the obligations of its predecessor under this Indenture, the Securities or a Guarantee, as the case may be, the predecessor shall be released from those obligations; provided that in the case of a transfer by
                                 --------
lease, the predecessor shall not be released from the payment of principal and interest on the Securities or a Guarantee, as the case may be.

                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

          Section 901.  Supplemental Indentures and Agreements without Consent
                        ------------------------------------------------------
of Holders.
----------

          Without the consent of any Holders, the Company and the Guarantors, if any, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or agreements or other instruments with respect to any Guarantee, in form and substance satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company, any Guarantor or any other obligor upon the Securities, and the assumption by any such successor of the covenants of the Company or such Guarantor or obligor herein and in the Securities and in any Guarantee;

          (b) to add to the covenants of the Company, any Guarantor or any other obligor upon the Securities for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company, any Guarantor or any other obligor upon the Securities, as applicable, herein, in the Securities or in any Guarantee;

          (c) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, in the Securities or in any Guarantee, or to make any other provisions with respect to matters or questions arising under this Indenture, the Securities or any Guarantee; provided that, in
                                                               --------
each case, such provisions shall not adversely affect the interests of the Holders;

          (d) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 905 or otherwise;

          (e) to add a Guarantor pursuant to the requirements of Section 1014;

          (f) to evidence and provide the acceptance of the appointment of a successor trustee hereunder; or

          (g) to mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the Holders as additional security for the payment and performance of the Indenture Obligations, in any property or assets, including any which are required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted to the Trustee pursuant to this Indenture or otherwise.

          Section 902.  Supplemental Indentures and Agreements with Consent of
                        ------------------------------------------------------
Holders.
-------

          With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company, each Guarantor, if any, and the Trustee, the Company and each Guarantor (if a party thereto) when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto or agreements or other instruments with respect to any Guarantee in form and substance satisfactory to the Trustee, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture, the Securities or any Guarantee; provided, however, that no such
                                            --------  -------
supplemental indenture, agreement or instrument shall, without the consent of the Holder of each Outstanding Security affected thereby:

          (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which the principal of any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

          (b) amend, change or modify the obligation of the Company to make and consummate an Offer with respect to any Asset Sale or Asset Sales in accordance with Section 1013 or the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control in accordance with Section 1016, including amending, changing or modifying any definitions with respect thereto;

          (c) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture or with respect to any Guarantee;

          (d) modify any of the provisions of this Section or Sections 513 or 1021, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby;

          (e) except as otherwise permitted under Article Eight, consent to the assignment or transfer by the Company or any Guarantor of any of its rights and obligations under this Indenture; or

          (f) amend or modify any of the provisions of this Indenture relating to the subordination of the Securities or any Guarantee in any manner adverse to the Holders of the Securities or any Guarantee.

          Upon the written request of the Company and each Guarantor, if any, accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture or Guarantee, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company and each Guarantor in the execution of such supplemental indenture or Guarantee.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture or Guarantee or agreement or instrument relating to any Guarantee, but it shall be sufficient if such Act shall approve the substance thereof.

          Section 903.  Execution of Supplemental Indentures and Agreements.
                        ---------------------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture, agreement or instrument permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Trust Indenture Act Section 315(a) through 315(d) and Section 602 hereof) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture, agreement or instrument is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement or instrument which affects the Trustee's own rights, duties or immunities under this Indenture, any Guarantee or otherwise.

          Section 904.  Effect of Supplemental Indentures.
                        ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          Section 905.  Conformity with Trust Indenture Act.
                        -----------------------------------

          Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          Section 906.  Reference in Securities to Supplemental Indentures.
                        --------------------------------------------------

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and each Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

          Section 907.  Effect on Senior Indebtedness.
                        -----------------------------

          No supplemental indenture shall adversely affect the rights under Articles Twelve and Fourteen, or any definitions or provisions related thereto, or the Guarantees of any holder of Senior Indebtedness or Senior Guarantor Indebtedness unless the requisite holders of each issue of Senior Indebtedness or Senior Guarantor Indebtedness affected thereby shall have consented to such supplemental indenture.

                                  ARTICLE TEN

                                   COVENANTS

          Section 1001.  Payment of Principal, Premium and Interest.
                         ------------------------------------------

          Subject to the provisions of Articles Twelve and Fourteen, the Company will duly and punctually pay the principal of, premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture.

          Section 1002.  Maintenance of Office or Agency.
                         ------------------------------

          The Company will maintain an office or agency where Securities may be presented or surrendered for payment. The Company also will maintain in The City of New York an office or agency where Securities may be surrendered for registration of transfer, redemption or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location and any change in the location of any such offices or agencies. If at any time the Company shall fail to maintain any such required offices or agencies or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the office of the agent of the Trustee described above and the Company hereby appoints such agent as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

          Section 1003.  Money for Security Payments to Be Held in Trust.
                         -----------------------------------------------

          If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          If the Company is not acting as Paying Agent, the Company will, on or before each due date of the principal of, premium, if any, or interest on, any Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

          If the Company is not acting as Paying Agent, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any Default by the Company or any Guarantor (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest;

          (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

          (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall promptly be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such
                                --------  ------
Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), and mail to each such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, publication and mailing, any unclaimed balance of such money then remaining will promptly be repaid to the Company.

          Section 1004.  Corporate Existence.
                         -------------------

          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence and related rights and franchises (charter and statutory) of the Company and each Subsidiary; provided, however, that the Company shall not be
                             --------  -------
required to preserve any such right or franchise or the corporate existence of any such Subsidiary if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof would not reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder; and provided,
                                                                     --------
further, however, that
-------  -------
the foregoing shall not prohibit a sale, transfer or conveyance of a Subsidiary or any of its assets in compliance with the terms of this Indenture.

          Section 1005.  Payment of Taxes and Other Claims.
                         ---------------------------------

          The Company will pay or discharge or cause to be paid or discharged, on or before the date the same shall become due and payable, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary shown to be due on any return of the Company or any Subsidiary or otherwise assessed or upon the income, profits or property of the Company or any Subsidiary if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company or any Guarantor to perform its obligations hereunder and (b) all lawful claims for labor, materials and supplies, which, if unpaid, would by law become a Lien upon the property of the Company or any Subsidiary, except for any Lien permitted to be incurred under Section 1012 if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company or any Guarantor to perform its obligations hereunder; provided,
                                                               --------
however, that the Company shall not be required to pay or discharge or cause to
-------
be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted and in respect of which appropriate reserves (in the good faith judgment of management of the Company) are being maintained in accordance with GAAP consistently applied.

          Section 1006.  Maintenance of Properties.
                         -------------------------

          The Company will cause all material properties owned by the Company or any Subsidiary or used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be consistent with sound business practice and necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section shall prevent the Company
       --------  -------
from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not reasonably expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder.

          Section 1007.  Insurance.
                         ---------

          The Company will at all times keep all of its and its Subsidiaries' properties which are of an insurable nature insured with insurers, believed by the Company to be responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties.

          Section 1008.  Limitation on Indebtedness.
                         --------------------------

          (a) The Company will not, and will not permit any of its Subsidiaries to, create, issue, assume, guarantee, or otherwise in any manner become directly or indirectly liable for or with respect to or otherwise incur (collectively, "incur") any Indebtedness (including any Acquired Indebtedness), except that the Company and any Guarantor may incur Indebtedness (including any Acquired Indebtedness) and any Subsidiary that is not a Guarantor may incur Acquired Indebtedness if, in each case, the Consolidated Fixed Charge Coverage Ratio for the Company for the four full fiscal quarters immediately preceding the incurrence of such Indebtedness taken as one period (and after giving pro forma
                                                                      --- -----
effect to (i) the incurrence of such Indebtedness and (if applicable) the application of the net proceeds therefrom, including to refinance other Indebtedness, as if such Indebtedness was incurred, and the application of such proceeds occurred, at the beginning of such four-quarter period; (ii) the incurrence, repayment or retirement of any other Indebtedness by the Company and its Subsidiaries since the first day of such four-quarter period as if such Indebtedness was incurred, repaid or retired at the beginning of such four-quarter period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such four-quarter period);
(iii) in the case of Acquired Indebtedness, the related acquisition as if such acquisition occurred at the beginning of such four-quarter period; and (iv) any acquisition or disposition by the Company and its Subsidiaries of any company or any business or any assets out of the ordinary course of business, whether by merger, stock purchase or sale or asset purchase or sale, as if such acquisition or disposition occurred at the beginning of such four-quarter period or any related repayment of Indebtedness, in each case since the first day of such four-quarter period, assuming such acquisition or disposition had been consummated on the first day of such four-quarter period) is at least equal to 2.25:1.00.

          (b) The foregoing limitation will not apply to the incurrence of any of the following (collectively "Permitted Indebtedness"):

          (i) Indebtedness of the Company and any Subsidiary under the Credit Agreement in an aggregate principal amount at any one time outstanding not to exceed (x) $50,000,000 under any term loans made pursuant thereto, minus all principal payments made in respect of any term loans, (y) $100,000,000 under any revolving credit facility thereunder and (z) $28,200,000 of "Letter of Credit Liabilities" (as defined in the Credit Agreement as in effect on the date of the Original Indenture) in respect to the Barton Letter of Credit, less any reduction on such "Letter of Credit Liabilities" (whether through payments or reductions of the face amount of the Barton Letter of Credit);

          (ii) Indebtedness of the Company pursuant to the Securities and Indebtedness of any Guarantor pursuant to a Guarantee;

          (iii) Indebtedness of the Company or any Subsidiary outstanding on the date of this Indenture and listed on Schedule I hereto;

          (iv)  Indebtedness of the Company owing to a Subsidiary; provided that
                                                                   --------
any Indebtedness of the Company owing to a Subsidiary that is not a Guarantor is made pursuant to an intercompany note in the form attached to this Indenture as Exhibit A and is subordinated in right of payment from and after such time as the Securities shall become due and payable (whether at Stated Maturity, acceleration or otherwise) to the payment and performance of the Company's obligations under the Securities; provided further that any disposition, pledge
                                  -------- -------
or transfer of any such Indebtedness to a Person (other than a disposition, pledge or transfer to a Subsidiary or a pledge to or for the benefit of the lenders under the Credit Agreement) shall be deemed to be an incurrence of such Indebtedness by the obligor not permitted by this clause (iv);

          (v) Indebtedness of a Wholly Owned Subsidiary owing to the Company or another Wholly Owned Subsidiary; provided that, with respect to Indebtedness
                                    --------
owing to a Wholly Owned Subsidiary that is not a Guarantor, (x) any such Indebtedness is made pursuant to an intercompany note in the form attached to this Indenture as Exhibit A and (y) any such Indebtedness shall be subordinated in right of payment from and after such time as the obligations under the Guarantee by such Wholly Owned Subsidiary shall become due and payable to the payment and performance of such Wholly Owned Subsidiary's obligations under its Guarantee; provided further that (a) any disposition, pledge or transfer of any
           -------- -------
such Indebtedness to a Person (other than a disposition, pledge or transfer to the Company or a Wholly Owned Subsidiary or a pledge to or for the benefit of the lenders under the Credit Agreement) shall be deemed to be an incurrence of such Indebtedness by the obligor not permitted by this clause (v), and (b) any transaction pursuant to which any Wholly Owned Subsidiary, which has Indebtedness owing to the Company or any other Wholly Owned Subsidiary, ceases to be a Wholly Owned Subsidiary shall be deemed to be the incurrence of Indebtedness by such Wholly Owned Subsidiary that is not permitted by this clause (v);

               (vi) guarantees of any Subsidiary made in accordance with the provisions of Section 1014 of this Indenture;

          (vii) obligations of the Company entered into in the ordinary course of business pursuant to Interest Rate Agreements designed to protect the Company or any Subsidiary against fluctuations in interest rates in respect of Indebtedness of the Company or any of its Subsidiaries, as long as such obligations at the time incurred do not exceed the aggregate principal amount of such Indebtedness then outstanding or in good faith anticipated to be outstanding within 90 days of such incurrence;

          (viii) any renewals, extensions, substitutions, refundings, refinancings or replacements (collectively, a "refinancing") of any Indebtedness described in clauses (ii) and (iii) of this definition of "Permitted Indebtedness," including any successive refinancings so long as the aggregate principal amount of Indebtedness represented thereby is not increased by such refinancing plus the lesser of (I) the stated amount of any premium, interest or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or (II) the amount of premium, interest or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing and, in the case of Pari Passu Indebtedness or Subordinated Indebtedness, such refinancing does not reduce the Average Life to Stated Maturity or the Stated Maturity of such Indebtedness; and

          (ix) Indebtedness, in addition to that described in clauses (i) through (viii) of this definition of "Permitted Indebtedness," and any renewals, extensions, substitutions, refinancings or replacements of such Indebtedness, not to exceed $25,000,000 outstanding at any one time in the aggregate.

          Section 1009.  Limitation on Restricted Payments.
                         ---------------------------------

          (a) The Company will not, and will not permit any Subsidiary to, directly or indirectly:

               (i) declare or pay any dividend on, or make any distribution to holders of, any shares of the Company's Capital Stock (other than dividends or distributions payable solely in shares of its Qualified Capital Stock or in options, warrants or other rights to acquire such Qualified Capital Stock);

               (ii) purchase, redeem or otherwise acquire or retire for value, directly or indirectly, any shares of the Capital Stock of the Company or any Affiliate thereof (other than any Wholly Owned Subsidiary of the Company) or options, warrants or other rights to acquire such Capital Stock;

               (iii) make any principal payment on, or repurchase, redeem, defease, retire or otherwise acquire for value, prior to any scheduled principal payment, sinking fund or maturity, any Pari Passu Indebtedness or Subordinated Indebtedness;

               (iv) declare or pay any dividend or distribution on any Capital Stock of any Subsidiary to any Person (other than the Company or any of its Wholly Owned Subsidiaries) or purchase, redeem or otherwise acquire or retire for value any Capital Stock of any Subsidiary held by any Person (other than the Company or any of its Wholly Owned Subsidiaries);

               (v) incur, create or assume any guarantee of Indebtedness of any Affiliate (other than a Wholly Owned Subsidiary of the Company); or

               (vi) make any Investment in any Person (other than any Permitted Investments);

(any of the foregoing payments described in clauses (i) through (vi), other than any such action that is a Permitted Payment, collectively, "Restricted Payments") unless after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, as determined by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution), (1) no Default or Event of Default shall have occurred and be continuing and such Restricted Payment shall not be an event which is, or after notice or lapse of time or both, would be, an "event of default" under the terms of any Indebtedness of the Company or its Subsidiaries;
(2) immediately before and immediately after giving effect to such transaction on a pro forma basis, the Company could incur $1.00 of additional Indebtedness
     --- -----
(other than Permitted Indebtedness) under the provisions contained in Section 1008; and (3) the aggregate amount of all such Restricted Payments declared or made after the date of the Original Indenture does not exceed the sum of:

          (A) 50% of the aggregate cumulative Consolidated Net Income of the Company accrued on a cumulative basis during the period beginning on the first day of the Company's fiscal quarter commencing prior to the date of the Original Indenture and ending on the last day of the Company's last fiscal quarter ending prior to the date of the Restricted Payment (or, if such aggregate cumulative Consolidated Net Income shall be a loss, minus 100% of such loss);

          (B) the aggregate Net Cash Proceeds received after the date of the Original Indenture by the Company from the issuance or sale (other than to any of its Subsidiaries) of its shares of Qualified Capital Stock or any options, warrants or rights to purchase such shares of Qualified Capital Stock of the Company (except, in each case, to the extent such proceeds are used to purchase, redeem or otherwise retire Capital Stock or Subordinated Indebtedness as set forth below);

          (C) the aggregate Net Cash Proceeds received after the date of the Original Indenture by the Company (other than from any of its Subsidiaries) upon the exercise of any options or warrants to purchase shares of Qualified Capital Stock of the Company; and

          (D) the aggregate Net Cash Proceeds received after the date of the Original Indenture by the Company from debt securities or Redeemable Capital Stock that have been converted into or exchanged for Qualified Capital Stock of the Company to the extent such debt securities or Redeemable Capital Stock are originally sold for cash plus the aggregate Net Cash Proceeds received by the Company at the time of such conversion or exchange.

          (b) Notwithstanding the foregoing, and in the case of clauses (ii),
(iii) and (iv) below, so long as there is no Default or Event of Default continuing, the foregoing provisions shall not prohibit the following actions (clauses (i) through (iv) being referred to as "Permitted Payment"):

                (i) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration such payment would be permitted by the provisions of paragraph (a) of this Section and such payment shall be deemed to have been paid on such date of declaration for purposes of the calculation required by paragraph (a) of this Section;

                (ii) the repurchase, redemption, or other acquisition or retirement of any shares of any class of Capital Stock of the Company in exchange for (including any such exchange pursuant to the exercise of a conversion right or privilege in connection therewith cash is paid in lieu of the issuance of fractional shares or scrip), or out of the Net Cash Proceeds of, a substantially concurrent issue and sale for cash (other than to a Subsidiary) of other shares of Qualified Capital Stock of the Company; provided that the Net
                                                           --------
Cash Proceeds from the issuance of such shares of Qualified Capital Stock are excluded from clause (3)(B) of paragraph (a) of this Section;

                (iii) any repurchase, redemption, defeasance, retirement, refinancing or acquisition for value or payment of principal of any Subordinated Indebtedness in exchange for, or out of the net proceeds of, a substantially concurrent issuance and sale for cash (other than to any Subsidiary of the Company) of any Qualified Capital Stock of the Company, provided that the Net
                                                        --------
Cash Proceeds from the issuance of such shares of Qualified Capital Stock are excluded from clause (3)(B) of paragraph (a) of this Section; and

                (iv) the repurchase, redemption, defeasance, retirement, refinancing or acquisition for value or payment of principal of any Subordinated Indebtedness (other than Redeemable Capital Stock) (a "refinancing") through the issuance of new Subordinated Indebtedness of the Company, provided that any such
                                                          --------
new Subordinated Indebtedness (1) shall be in a principal amount that does not exceed the principal amount so refinanced (or, if such Subordinated Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration or acceleration thereof, then such lesser amount as of the date of determination), plus the lesser of (I) the stated amount of any premium, interest or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or (II) the amount of premium, interest or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing; (2) has an Average Life to Stated Maturity greater than the remaining Average Life to Stated Maturity of the Securities; (3) has a Stated Maturity for its final scheduled principal payment later than the Stated Maturity for the final scheduled principal payment of the Securities; and (4) is expressly subordinated in right of payment to the Securities at least to the same extent as the Indebtedness to be refinanced.

          Section 1010.  Limitation on Transactions with Affiliates.
                         ------------------------------------------

          The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate of the Company (other than the Company or a Wholly Owned Subsidiary) unless (i) such transaction or series of transactions is in writing on terms that are no less favorable to the Company or such Subsidiary, as the case may be, than would be available in a comparable transaction in arm's-length dealings with an unrelated third party, (ii) with respect to any transaction or series of transactions involving aggregate payments in excess of $5,000,000, the Company delivers an Officers' Certificate to the Trustee certifying that such transaction or series of related transactions complies with clause (i) above and such transaction or series of related transactions has been approved by the Board of Directors of the Company, and (iii) with respect to a transaction or series of related transactions involving aggregate value in excess of $10,000,000, the Company delivers to the Trustee an opinion of an independent investment banking firm of national standing stating that the transaction or series of transactions is fair to the Company or such Subsidiary; provided, however, that this provision shall
                                   --------  -------
not apply to any transaction with an officer or director of the Company entered into in the ordinary course of business (including compensation or employee benefit arrangements with any officer or director of the Company).

          Section 1011.  Limitation on Senior Subordinated Indebtedness.
                         ----------------------------------------------

          The Company will not, and will not permit any Guarantor to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise in any manner become directly or indirectly liable for or with respect to or otherwise permit to exist any Indebtedness that is subordinate in right of payment to any Indebtedness of the Company or such Guarantor, as the case may be, unless such Indebtedness is also pari passu with the Securities or the Guarantee of such Guarantor or subordinate in right of payment to the Securities or such Guarantee to at least the same extent as the Securities or such Guarantee are subordinate in right of payment to Senior Indebtedness or Senior Guarantor Indebtedness, as the case may be, as set forth in this Indenture.

          Section 1012.  Limitation on Liens.
                         -------------------

          The Company will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, affirm or suffer to exist any Lien of any kind upon any of its property or assets (including any intercompany notes), owned at the date of this Indenture or acquired after the date of this Indenture, or any income or profits therefrom, except if the Securities (or a Guarantee, in the case of Liens of a Guarantor) are directly secured equally and ratably with (or prior to in the case of Liens with respect to Subordinated Indebtedness or Indebtedness of a Guarantor subordinated in right of payment to any Guarantee) the obligation or liability secured by such Lien, excluding, however, from the operation of the foregoing any of the following:

          (a) any Lien existing as of the date of this Indenture;

          (b) any Lien arising by reason of (1) any judgment, decree or order of any court, so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired; (2) taxes not yet delinquent or which are being contested in good faith; (3) security for payment of workers' compensation or other insurance; (4) good faith deposits in connection with tenders, leases, contracts (other than contracts for the payment of money); (5) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or minor irregularities of title (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee), none of which materially impairs the use of any parcel of property material to the operation of the business of the Company or any Subsidiary or the value of such property for the purpose of such business; (6) deposits to secure public or statutory obligations, or in lieu of surety or appeal bonds; (7) certain surveys, exceptions, title defects, encumbrances, easements, reservations of, or rights of others for, rights of way, sewers, electric lines, telegraph or telephone lines and other similar purposes or zoning or other restrictions as to the use of real property not interfering with the ordinary conduct of the business of the Company or any of its Subsidiaries; or (8) operation of law in favor of mechanics, materialmen, laborers, employees or suppliers, incurred in the ordinary course of business for sums which are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings which suspend the collection thereof;

          (c) any Lien now or hereafter existing on property of the Company or any Guarantor securing Senior Indebtedness or Senior Guarantor Indebtedness, in each case which Indebtedness is permitted under the provisions of Section 1008 and provided that the provisions described under Section 1014 are complied with;

          (d) any Lien securing Acquired Indebtedness created prior to (and not created in connection with, or in contemplation of) the incurrence of such Indebtedness by the Company or any Subsidiary, in each case which Indebtedness is permitted under the provisions of Section 1008; provided that any such Lien
                                                   --------
only extends to the assets that
were subject to such Lien securing such Acquired Indebtedness prior to the related transaction by the Company or its Subsidiaries; and

          (e) any extension, renewal, refinancing or replacement, in whole or in part, of any Lien described in the foregoing clauses (a) through (d) so long as the amount of security is not increased thereby.

          Section 1013.  Limitation on Sale of Assets.
                         ----------------------------

          (a) The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, consummate an Asset Sale unless (i) at least 75% of the proceeds from such Asset Sale are received in cash and (ii) the Company or such Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the shares or assets sold (other than in the case of an involuntary Asset Sale, as determined by the Board of Directors of the Company and evidenced in a Board Resolution).

          (b) If all or a portion of the Net Cash Proceeds of any Asset Sale are not required to be applied to repay permanently any Senior Indebtedness or Senior Guarantor Indebtedness then outstanding as required by the terms thereof, or the Company determines not to apply such Net Cash Proceeds to the permanent prepayment of such Senior Indebtedness or Senior Guarantor Indebtedness or if no such Senior Indebtedness or Senior Guarantor Indebtedness is then outstanding, then the Company may within twelve months of the Asset Sale, invest the Net Cash Proceeds in other properties and assets that (as determined by the Board of Directors of the Company) replace the properties and assets that were the subject of the Asset Sale or in properties and assets that will be used in the businesses of the Company or its Subsidiaries existing on the date of the Original Indenture or reasonably related thereto. The amount of such Net Cash Proceeds neither used to permanently repay or prepay Senior Indebtedness or Senior Guarantor Indebtedness nor used or invested as set forth in this paragraph constitutes "Excess Proceeds."

          (c) When the aggregate amount of Excess Proceeds equals $10,000,000 or more, the Company shall apply the Excess Proceeds to the repayment of the Securities and any Pari Passu Indebtedness required to be repurchased under the instrument governing such Pari Passu Indebtedness as follows: (a) the Company shall make an offer to purchase (an "Offer") from all holders of the Securities in accordance with the procedures set forth in this Indenture in the maximum principal amount (expressed as a multiple of $1,000) of Securities that may be purchased out of an amount (the "Security Amount") equal to the product of such Excess Proceeds multiplied by a fraction, the numerator of which is the outstanding principal amount of the Securities, and the denominator of which is the sum of the outstanding principal amount of the Securities and such Pari Passu Indebtedness (subject to proration in the event such amount is less than the aggregate Offered Price (as defined herein) of all Securities tendered) and
(b) to the
extent required by such Pari Passu Indebtedness to permanently reduce the principal amount of such Pari Passu Indebtedness, the Company shall make an offer to purchase or otherwise repurchase or redeem Pari Passu Indebtedness ( "Pari Passu Offer") in an amount (the "Pari Passu Debt Amount") equal to the excess of the Excess Proceeds over the Security Amount; provided that in no event shall the Pari Passu Debt Amount exceed the principal amount of such Pari Passu Indebtedness plus the amount of any premium required to be paid to repurchase such Pari Passu Indebtedness. The offer price shall be payable in cash in an amount equal to 100% of the principal amount of the Securities plus accrued and unpaid interest, if any, to the date (the "Offer Date") such Offer is consummated (the "Offered Price"), in accordance with the procedures set forth in this Indenture. To the extent that the aggregate Offered Price of the Securities tendered pursuant to the Offer is less than the Security Amount relating thereto or the aggregate amount of Pari Passu Indebtedness that is purchased is less than the Pari Passu Debt Amount (the amount of such shortfall, if any, constituting a "Deficiency"), the Company shall use such Deficiency in the business of the Company and its Subsidiaries. Upon completion of the purchase of all the Securities tendered pursuant to an Offer and the purchase of the Pari Passu Indebtedness pursuant to a Pari Passu Offer, the amount of Excess Proceeds, if any, shall be reset at zero.

          (d) Whenever the Excess Proceeds received by the Company exceed $7,000,000, such Excess Proceeds shall be set aside by the Company in a separate account pending (i) deposit with the depositary or a Paying Agent of the amount required to purchase the Securities or Pari Passu Indebtedness tendered in an Offer or a Pari Passu Offer, (ii) delivery by the Company of the Offered Price to the Holders or holders of Pari Passu Indebtedness tendered in an Offer or a Pari Passu Offer and (iii) application, as set forth above, of Excess Proceeds in the business of the Company and its Subsidiaries. Such Excess Proceeds may be invested in Temporary Cash Investments, provided that the maturity date of
                                           --------
any such investment made after the amount of Excess Proceeds exceeds $7,000,000 shall not be later than the earlier of three months or the Offer Date, if known. The Company shall be entitled to any interest or dividends accrued, earned or paid on such Temporary Cash Investments, provided that the Company shall not
                                         --------
withdraw such interest from the separate account if an Event of Default has occurred and is continuing.

          (e) If the Company becomes obligated to make an Offer pursuant to clause (c) above, the Securities shall be purchased by the Company, at the option of the holder thereof, in whole or in part in integral multiples of $1,000, on a date that is not earlier than 45 days and not later than 60 days from the date the notice is given to holders, or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act, subject to proration in the event the Security Amount is less than the aggregate Offered Price of all Securities tendered.

          (f) The Company shall comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with an Offer.

          (g) The Company will not, and will not permit any Subsidiary to, create or permit to exist or become effective any restriction (other than restrictions existing under (i) Indebtedness as in effect on the date of this Indenture as such Indebtedness may be refinanced from time to time, provided
                                                                    --------
that such restrictions are no less favorable to the Holders of Securities than those existing on the date of this Indenture or (ii) any Senior Indebtedness and any Senior Guarantor Indebtedness) that would materially impair the ability of the Company to make an Offer to purchase the Securities or, if such Offer is made, to pay for the Securities tendered for purchase.

          (h) Subject to paragraph (f) above, within 30 days after the date on which the amount of Excess Proceeds equals or exceeds $10,000,000, the Company shall send or cause to be sent by first-class mail, postage prepaid, to the Trustee and to each Holder of the Securities, at his address appearing in the Security Register, a notice stating or including:

               (1) that the Holder has the right to require the Company to repurchase, subject to proration, such Holder's Securities at the Offered Price;

               (2)  the Offer Date;

               (3) the instructions a Holder must follow in order to have its Securities purchased in accordance with paragraph (c) of this Section; and

               (4) (i) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q and any Current Report on Form 8-K of the Company filed subsequent to such Quarterly Report, other than Current Reports describing Asset Sales otherwise described in the offering materials (or corresponding successor reports) (or in the event the Company is not required to prepare any of the foregoing Forms, the comparable information required pursuant to Section 1019), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such Reports, (iii) if material, appropriate pro forma financial information, and (iv) such other information, if any, concerning the business of the Company which the Company in good faith believes will enable such Holders to make an informed investment decision.

          (i) Holders electing to have Securities purchased hereunder will be required to surrender such Securities at the address specified in the notice at least three Business Days prior to the Offer Date. Holders will be entitled to withdraw their election to have their Securities purchased pursuant to this
Section 1012 if the Company receives, not later than three Business Days prior to the Offer Date, a telegram, telex, facsimile transmission or letter setting forth (1) the name of the Holder, (2) the certificate number of the Security in respect of which such notice of withdrawal is being submitted, (3) the principal amount of the Security (which shall be $1,000 or an integral multiple thereof) delivered for purchase by the Holder as to which his election is to be withdrawn, (4) a statement that such Holder is withdrawing his election to have such principal amount of such Security purchased, and (5) the principal amount, if any, of such Security (which shall be $1,000 or an integral multiple thereof) that remains subject to the original notice of the Offer and that has been or will be delivered for purchase by the Company.

          (j) The Company shall (i) not later than the Offer Date, accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) not later than 10:00 a.m. (New York time) on the Offer Date, deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the Offer Date) sufficient to pay the aggregate Offered Price of all the Securities or portions thereof which are to be purchased on that date and (iii) not later than the Offer Date, deliver to the Paying Agent (if other than the Company) an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company.

          Subject to applicable escheat laws, as provided in the Securities, the Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest, if any, thereon, held by them for the payment of the Offered Price; provided, however, that, (x) to the extent that the
                      --------  -------
aggregate amount of cash deposited by the Company with the Trustee in respect of an Offer exceeds the aggregate Offered Price of the Securities or portions thereof to be purchased, then the Trustee shall hold such excess for the Company and (y) unless otherwise directed by the Company in writing, promptly after the Business Day following the Offer Date the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon.

          (k) Securities to be purchased shall, on the Offer Date, become due and payable at the Offered Price and from and after such date (unless the Company shall default in the payment of the Offered Price) such Securities shall cease to bear interest. Such Offered Price shall be paid to such Holder promptly following the later of the Offer Date and the time of delivery of such Security to the relevant Paying Agent at the office of such Paying Agent by the Holder thereof in the manner required. Upon surrender of any such Security for purchase in accordance with the foregoing provisions, such Security shall be paid by the Company at the Offered Price; provided, however, that installments
                                          --------  -------
of interest whose Stated Maturity is on or prior to the Offer Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 307; provided further that Securities to
                                             -------- -------
be purchased are subject to proration in the event the Excess Proceeds are less than the aggregate Offered Price of all Securities tendered for purchase, with such adjustments as may be appropriate by the Trustee so that only Securities in denominations of $1,000 or integral multiples thereof, shall be purchased. If any Security tendered for purchase shall not be so paid upon surrender thereof by deposit of funds with the Trustee or a Paying Agent in accordance with paragraph (j) above, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Offer Date at the rate borne by such Security. Any Security that is to be purchased only in part shall be surrendered to a Paying Agent at the office of such Paying Agent (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar or the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.

          Section 1014.  Limitation on Issuances of Guarantees of and Pledges
                         ----------------------------------------------------
for Indebtedness.
----------------

          (a) The Company will not permit any Subsidiary, other than the Guarantors, directly or indirectly, to secure the payment of any Senior Indebtedness of the Company and the Company will not, and will not permit a Subsidiary to, pledge any intercompany notes representing obligations of any Subsidiary (other than a Guarantor) to secure the payment of any Senior Indebtedness unless (x) such Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a guarantee of payment of the Securities by such Subsidiary, which guarantee shall be on the same terms as the guarantee of the Senior Indebtedness (if a guarantee of Senior Indebtedness is granted by any such Subsidiary) except that the guarantee of the Securities need not be secured and shall be subordinated to the claims against such Subsidiary in respect of Senior Indebtedness to the same extent as the Securities are subordinated to Senior Indebtedness of the Company under this Indenture and (y) such Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of any rights of reimbursement, indemnity or subrogation or any other rights the Company or any other Subsidiary as a result of any payment by such Subsidiary under its guarantee.

          (b) The Company will not permit any Subsidiary, other than the Guarantors, directly or indirectly, to guarantee, assume or in any other manner become liable with respect to any Indebtedness of the Company unless (i) such Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a guarantee of the Securities on the same terms as the guarantee of such Indebtedness except that (A) such guarantee need not be secured unless required pursuant to Section 1012, (B) if the Securities are subordinated in right of payment to such Indebtedness, the guarantee under the supplemental indenture shall be subordinated to the guarantee of such Indebtedness to the same extent as the Securities are subordinated to such Indebtedness under this Indenture and (C) if such Indebtedness is by its terms expressly subordinated to the Securities, any such assumption, guarantee or other liability of such Subsidiary with respect to such Indebtedness shall be subordinated to such Subsidiary's assumption, guarantee or other liability with respect to the Securities to the same extent as such Indebtedness is subordinated to the Securities and (ii) such Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Subsidiary as a result of any payment by such Subsidiary under its Guarantee.

          (c) Each guarantee created pursuant to the provisions described in the foregoing paragraph is referred to as a "Guarantee" and the issuer of each such Guarantee is referred to as a "Guarantor." Notwithstanding the foregoing, any Guarantee by a Subsidiary of the Securities shall provide by its terms that it shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Company's Capital Stock in, or all or substantially all the assets of, such Subsidiary, which is in compliance with the terms of this Indenture or
(ii) the release by the holders of the Indebtedness of the Company described in clauses (a) and (b) above of their security interest or their guarantee by such Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness), at a time when (A) no other Indebtedness of the Company has been secured or guaranteed by such Subsidiary, as the case may be, or (B) the holders of all such other Indebtedness which is secured or guaranteed by such Subsidiary also release their security interest in, or guarantee by, such Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness).

          Section 1015.  Restriction on Transfer of Assets.
                         ---------------------------------

          The Company will not sell, convey, transfer or otherwise dispose of its assets or property to any of its Subsidiaries (other than to the Guarantors), except for sales, conveyances, transfers or other dispositions made in the ordinary course of business. For purposes of this Section 1015, any sale, conveyance, transfer, lease or other disposition of property or assets, having a Fair Market Value in excess of (a) $2,000,000 for any sale, conveyance, transfer or disposition or series of related sales, conveyances, transfers, leases and dispositions and (b) $10,000,000 in the aggregate for all such sales, conveyances, transfers, leases or dispositions in any fiscal year of the Company shall not be considered "in the ordinary course of business."

          Section 1016.  Purchase of Securities upon a Change of Control.
                         -----------------------------------------------

          (a) If a Change of Control shall occur at any time, then each Holder shall have the right to require that the Company purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price (the "Change of Control Purchase Price") in cash in an amount equal to 101% of the principal amount of such Securities, plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control Purchase Date"), pursuant to the offer described in subsection (c) of this Section (the "Change of Control Offer") and in accordance with the procedures set forth in Subsections (b), (c), (d) and (e) of this Section.

          (b) Within 15 days following any Change of Control, the Company shall notify the Trustee thereof and give written notice (a "Change of Control Purchase Notice") of such Change of Control to each Holder by first-class mail, postage prepaid, at his address appearing in the Security Register stating or including:

               (1) that a Change of Control has occurred, the date of such event, and that such Holder has the right to require the Company to repurchase such Holder's Securities at the Change of Control Purchase Price;

               (2) the circumstances and relevant facts regarding such Change of Control (including but not limited to information with respect to pro
                                                                            ---
          forma historical income, cash flow and capitalization after giving
          -----
          effect to such Change of Control, if any);

               (3) (i) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Company filed subsequent to such Quarterly Report (or in the event the Company is not required to prepare any of the foregoing Forms, the comparable information required to be prepared by the Company and any Guarantor pursuant to Section 1019), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such reports and (iii) such other information, if any, concerning the business of the Company which the Company in good faith believes will enable such Holders to make an informed investment decision;

               (4) that the Change of Control Offer is being made pursuant to this Section 1016(a) and that all Securities properly tendered pursuant to the Change of Control Offer will be accepted for payment at the Change of Control Purchase Price;

               (5) the Change of Control Purchase Date which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act;

               (6) the Change of Control Purchase Price;

               (7) the names and addresses of the Paying Agent and the offices or agencies referred to in Section 1002;

               (8) that Securities must be surrendered on or prior to the Change of Control Purchase Date to the Paying Agent at the office of the Paying Agent or to an office or agency referred to in Section 1002 to collect payment;

               (9) that the Change of Control Purchase Price for any Security which has been properly tendered and not withdrawn will be paid promptly following the Change of Control Offer Purchase Date;

               (10) the procedures for withdrawing a tender of Securities and Change of Control Purchase Notice;

               (11) that any Security not tendered will continue to accrue interest; and

               (12) that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date.

          (c) Upon receipt by the Company of the proper tender of Securities, the Holder of the Security in respect of which such proper tender was made shall (unless the tender of such Security is properly withdrawn) thereafter be entitled to receive solely the Change of Control Purchase Price with respect to such Security. Upon surrender of any such Security for purchase in accordance with the foregoing provisions, such Security shall be paid by the Company at the Change of Control Purchase Price; provided, however, that installments of
                                  --------  -------
interest whose Stated Maturity is on or prior to the Change of Control Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 307. If any Security tendered for purchase shall not be so paid upon surrender thereof, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Change of Control Purchase Date at the rate borne by such Security. Holders electing to have Securities purchased will be required to surrender such Securities to the Paying Agent at the address specified in the Change of Control Purchase Notice at least two Business Days prior to the Change of

Control Purchase Date. Any Security that is to be purchased only in part shall be surrendered to a Paying Agent at the office of such Paying Agent (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar or the Trustee, as the case may be, duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.

          (d) The Company shall (i) not later than the Change of Control Purchase Date, accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) not later than 11:00 a.m. (New York time) on the Change of Control Purchase Date, deposit with the Paying Agent an amount of cash sufficient to pay the aggregate Change of Control Purchase Price of all the Securities or portions thereof which are to be purchased as of the Change of Control Purchase Date and (iii) not later than the Change of Control Purchase Date, deliver to the Paying Agent an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Change of Control Purchase Price of the Securities purchased from each such Holder, and the Company shall execute and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Paying Agent at the Company's expense to the Holder thereof. The Company will publicly announce the results of the Change of Control Offer on the Change of Control Purchase Date. For purposes of this Section 1016, the Company shall choose a Paying Agent which shall not be the Company.

          (e) A Change of Control Purchase Notice may be withdrawn before or after delivery by the Holder to the Paying Agent at the office of the Paying Agent of the Security to which such Change of Control Purchase Notice relates, by means of a written notice of withdrawal delivered by the Holder to the Paying Agent at the office of the Paying Agent or to the office or agency referred to in Section 1002 to which the related Change of Control Purchase Notice was delivered not later than three Business Days prior to the Change of Control Purchase Date specifying, as applicable:

               (1)  the name of the Holder;

               (2) the certificate number of the Security in respect of which such notice of withdrawal is being submitted;

               (3) the principal amount of the Security (which shall be $1,000 or an integral multiple thereof) delivered for purchase by the Holder as to which such notice of withdrawal is being submitted; and

               (4) the principal amount, if any, of such Security (which shall be $1,000 or an integral multiple thereof) that remains subject to the original Change of Control Purchase Notice and that has been or will be delivered for purchase by the Company.

          (f) Subject to applicable escheat laws, as provided in the Securities, the Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest or dividends, if any, thereon, held by them for the payment of the Change of Control Purchase Price; provided, however,
                                                              --------  -------
that, (x) to the extent that the aggregate amount of cash deposited by the Company pursuant to clause (ii) of paragraph (d) above exceeds the aggregate Change of Control Purchase Price of the Securities or portions thereof to be purchased, then the Trustee shall hold such excess for the Company and (y) unless otherwise directed by the Company in writing, promptly after the Business Day following the Change of Control Purchase Date the Trustee shall return any such excess to the Company together with interest, if any, thereon.

          (g) The Company shall comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with a Change of Control Offer.

          (h) The Company will not, and will not permit any Subsidiary to, create or permit to exist or become effective any restriction (other than restrictions existing under Indebtedness as in effect on the date of this Indenture) that would materially impair the ability of the Company to make a Change of Control Offer to purchase the Securities or, if such Change of Control Offer is made, to pay for the Securities tendered for purchase.

          Section 1017.  Limitation on Subsidiary Capital Stock.
                         --------------------------------------

          The Company will not permit any Subsidiary of the Company to issue any Capital Stock, except for (i) Capital Stock issued to and held by the Company or a Wholly Owned Subsidiary, and (ii) Capital Stock issued by a Person prior to the time (A) such Person becomes a Subsidiary, (B) such Person merges with or into a Subsidiary or (C) a Subsidiary merges with or into such Person, provided
                                                                       --------
that such Capital Stock was not issued or incurred by such Person in anticipation of the type of transaction contemplated by subclauses (A), (B) or
(C).

          Section 1018.  Limitation on Dividends and Other Payment Restrictions
                         ------------------------------------------------------
Affecting Subsidiaries.
----------------------

          The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary of the Company to (i) pay dividends or make any other distribution on its Capital Stock, (ii) pay any Indebtedness owed to the Company or a Subsidiary of the Company, (iii) make any Investment in the Company or a Subsidiary of the Company or (iv) transfer any of its properties or assets to the Company or any Subsidiary, except (a) any encumbrance or restriction pursuant to an agreement in effect on the date of this Indenture and listed on Schedule II hereto; (b) any encumbrance or restriction, with respect to a Subsidiary that was not a Subsidiary of the Company on the date of this Indenture in existence at the time such Person becomes a Subsidiary of the Company and, in the case of clauses (a) and (b), not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary; (c) any encumbrance or restriction existing under any agreement that extends, renews, refinances or replaces the agreements containing the encumbrances or restrictions in the foregoing clauses (a) and (b), or in this clause (c), provided that the terms and conditions of any such encumbrances
                 --------
or restrictions are not materially less favorable to the holders of the Securities than those under or pursuant to the agreement evidencing the Indebtedness so extended, renewed, refinanced or replaced (except that an encumbrance or restriction that is not more restrictive than those set forth in this Indenture shall in any event be permitted hereunder); and (d) any encumbrance or restriction created pursuant to an asset sale agreement, stock sale agreement or similar instrument pursuant to which an Asset Sale permitted under Section 1013 is to be consummated, so long as such restriction or encumbrance shall be effective only for a period from the execution and delivery of such agreement or instrument through a termination date not later than 270 days after such execution and delivery.

          Section 1019.  Provision of Financial Statements.
                         ---------------------------------

          Whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, the Company will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Sections 13(a) or 15(d) if the Company were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so subject. The Company will also in any event (x) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the

Exchange Act if the Company were subject to such Sections and (y) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder at the Company's cost.

          Section 1020.  Statement by Officers as to Default.
                         -----------------------------------

          (a) The Company will deliver to the Trustee, on or before a date not more than 60 days after the end of each fiscal quarter and not more than 120 days after the end of each fiscal year of the Company ending after the date hereof, a written statement signed by two executive officers of the Company, one of whom shall be the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not, after a review of the activities of the Company during such year or such quarter and of the Company's performance under this Indenture, to the best knowledge, based on such review, of the signers thereof, the Company has fulfilled all its obligations and is in compliance with all conditions and covenants under this Indenture throughout such year or quarter, as the case may be, and, if there has been a Default specifying each Default and the nature and status thereof.

          (b) When any Default or Event of Default has occurred and is continuing, or if the Trustee or any Holder or the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $10,000,000), the Company shall deliver to the Trustee by registered or certified mail or facsimile transmission followed by hard copy an Officers' Certificate specifying such Default, Event of Default, notice or other action within five Business Days of its occurrence.

          Section 1021.  Waiver of Certain Covenants.
                         ---------------------------

          The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1005 through 1012, 1015 and 1017 through 1019, if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding or shall, by Act of such Holders, waive such compliance in such instance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES

          Section 1101.  Rights of Redemption.
                         --------------------

          The Securities may be redeemed at the election of the Company, in whole or in part, at any time on or after December 15, 1998, subject to the conditions, and at the Redemption Prices, specified in the form of Security, together with accrued and unpaid interest, if any, to the Redemption Date.

          Notwithstanding the preceding paragraph, the Company will not be permitted to redeem the Original Securities unless, substantially concurrently with such redemption, the Company redeems an aggregate principal amount of Securities (rounded to the nearest integral multiple of $1,000) equal to the product of (1) a fraction, the numerator of which is the aggregate principal
                 --------
amount of Original Securities to be so redeemed and the denominator of which is the aggregate principal amount of Original Securities outstanding immediately prior to such proposed redemption, and (2) the aggregate principal amount of Securities outstanding immediately prior to such proposed redemption.

          Section 1102.  Applicability of Article.
                         ------------------------

          Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

          Section 1103.  Election to Redeem; Notice to Trustee.
                         -------------------------------------

          The election of the Company to redeem any Securities pursuant to
Section 1101 shall be evidenced by a Company Order and an Officers' Certificate. In case of any redemption at the election of the Company, the Company shall, not less than 45 nor more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed.

          Section 1104.  Selection by Trustee of Securities to Be Redeemed.
                         -------------------------------------------------

          If less than all the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected not more than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, pro rata, by lot or such other method as the Trustee shall deem fair and reasonable, and the amounts to be redeemed may be equal to $1,000 or any integral multiple thereof.

          The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

          Section 1105.  Notice of Redemption.
                         --------------------

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (a)  the Redemption Date;

          (b)  the Redemption Price;

          (c) if less than all Outstanding Securities are to be redeemed, the identification of the particular Securities to be redeemed;

          (d) in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

          (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

          (f) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that (unless the Company shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

          (g) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

          (h) the CUSIP number, if any, relating to such Securities; provided, however, that no representation is required to be made or will be deemed to be made by the Trustee as to the correctness of the CUSIP number as contained in said notice.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

          The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

          Section 1106.  Deposit of Redemption Price.
                         ---------------------------

          On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date. All money earned on funds held in trust by the Trustee or any Paying Agent shall be remitted to the Company.

          Section 1107.  Securities Payable on Redemption Date.
                         -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; provided, however, that installments of interest whose
                     --------  -------
Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

          Section 1108.  Securities Redeemed or Purchased in Part.
                         ----------------------------------------

          Any Security which is to be redeemed or purchased only in part shall be surrendered to the Paying Agent at the office or agency maintained for such purpose pursuant to Section 1002 (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed or purchased.

                                 ARTICLE TWELVE

                          SUBORDINATION OF SECURITIES

          Section 1201.  Securities Subordinate to Senior Indebtedness.
                         ---------------------------------------------

          The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Securities and the payment of the principal of, premium, if any, and interest on each and all of the Securities and all other Indenture Obligations are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full, in cash or Cash Equivalents or in any other form acceptable to the holders of Senior Indebtedness, of all Senior Indebtedness.

          This Article Twelve shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold Senior Indebtedness; and such provisions are made for the benefit of the holders of Senior Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

          Section 1202.  Payment Over of Proceeds Upon Dissolution, etc.
                         ----------------------------------------------

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of the Company, then and in any such event:

          (1) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents or in any other form acceptable to the holders of Senior Indebtedness, of all amounts due on or in respect of all Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character (excluding Permitted Junior Securities) on account of the principal of, premium, if any, or interest on the Securities or any other Indenture Obligations; and

          (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (excluding Permitted Junior Securities), by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or Cash Equivalents or in any other form acceptable to the holders of Senior Indebtedness, of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

          (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, in respect of principal, premium, if any, and interest on the Securities or any other Indenture Obligations before all Senior Indebtedness is paid in full, then and in such event such payment or distribution (excluding Permitted Junior Securities) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash or Cash Equivalents or in any other form acceptable to the holders of Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the sale, assignment, conveyance, transfer, lease or other disposal of all or substantially all of the Company's properties or assets to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by sale, assignment, conveyance, transfer, lease or other disposal of all or substantially all of the Company's properties or assets, as the case may be, shall, as a part of such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposal, comply with the conditions set forth in Article Eight.

          Section 1203.  Suspension of Payment When Senior Indebtedness in
                         -------------------------------------------------
Default.
-------

          (a) Unless Section 1202 shall be applicable, upon the occurrence of a Payment Default, no payment (other than any payments previously made pursuant to the provisions described in Article Four) or distribution of any assets of the Company of any kind or character (excluding Permitted Junior Securities) shall be made by the Company on account of principal of, premium, if any, or interest on, the Securities or any other Indenture Obligations or on account of the purchase, redemption, defeasance (whether under Section 402 or 403) or other acquisition of or in respect of the Securities unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or the Designated Senior Indebtedness with respect to which such Payment Default shall have occurred shall have been discharged or paid in full in cash or Cash Equivalents or in any other form acceptable to the holders of such Senior Indebtedness, after which the Company shall resume making any and all required payments in respect of the Securities, including any missed payments.

          (b) Unless Section 1202 shall be applicable, upon (1) the occurrence of a Non-payment Default and (2) receipt by the Trustee and the Company from a representative of the holders of Designated Senior Indebtedness (a "Senior Representative") of written notice of such occurrence, no payment (other than any payments previously made pursuant to the provisions described in Article
Four) or distribution of any assets of the Company of any kind or character (excluding Permitted Junior Securities) shall be made by the Company on account of any principal of, premium, if any, or interest on, the Securities or any other Indenture Obligations or on account of the purchase, redemption, defeasance or other acquisition of or in respect of Securities for a period ("Payment Blockage Period") commencing on the date of receipt by the Trustee of such notice unless and until the earliest of (subject to any blockage of payments that may then or thereafter be in effect under subsection (a) of this
Section 1203) (x) 179 days having elapsed since receipt of such written notice by the Trustee (provided any Designated Senior Indebtedness as to which notice was given shall theretofore have not been accelerated), (y) the date such Non-payment Default and all other Non-payment Defaults as to which notice is also given after such period is initiated shall have been cured or waived or shall have ceased to exist or the Senior Indebtedness related thereto shall have been discharged or paid in full in cash or Cash Equivalents or in any other form as acceptable to the holders of Senior Indebtedness, or (z) the date on which such Payment Blockage Period (and all Non-Payment Defaults as to which notice is given after such Payment Blockage Period is initiated) shall have been terminated by written notice to the Company or the Trustee from the Senior Representative or the holders of at least a majority of the Designated Senior Indebtedness that initiated such Payment Blockage Period, after which, in each such case, the Company shall resume making any and all required payments in respect of the Securities, including any missed payments. Notwithstanding any other provision of this Indenture, in no event shall a

Payment Blockage Period extend beyond 179 days from the date of the receipt by the Company or the Trustee of the notice referred to in clause (2) of this paragraph (b) (the"Initial Blockage Period"). Any number of notices of Non-Payment Defaults may be given during the Initial Blockage Period; provided that
                                                          ------
during any 365-day consecutive period only one Payment Blockage Period during which payment of principal of, or interest on, the Securities may not be made may commence and the duration of the Payment Blockage Period may not exceed 179 days. No Non-payment Default with respect to Designated Senior Indebtedness which existed or was continuing on the date of the commencement of any Payment Blockage Period will be, or can be, made the basis for the commencement of a second Payment Blockage Period, whether or not within a period of 365 consecutive days, unless such default shall have been cured or waived for a period of not less than 90 consecutive days.

          (c) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith to a Senior Representative of the holders of the Designated Senior Indebtedness or as a court of competent jurisdiction shall direct.

          Section 1204.  Payment Permitted if No Default.
                         -------------------------------

          Nothing contained in this Article, elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1202 or under the conditions described in Section 1203, from making payments at any time of principal of, premium, if any, or interest on the Securities.

          Section 1205.  Subrogation to Rights of Holders of Senior
                         ------------------------------------------
Indebtedness.

          Subject to the payment in full of all Senior Indebtedness in cash or Cash Equivalents or in any other form acceptable to the holders of Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

          Section 1206.  Provisions Solely to Define Relative Rights.
                         -------------------------------------------

          The provisions of this Article are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1202, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 1203, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 1203(c).

          Section 1207.  Trustee to Effectuate Subordination.
                         -----------------------------------

          Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the Indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved.

          Section 1208.  No Waiver of Subordination Provisions.
                         -------------------------------------

          (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (b) Without limiting the generality of Subsection (a) of this Section and notwithstanding any other provision contained herein, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person; provided, however, that in no
                                                 --------  -------
event shall any such actions limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities in accordance with the provisions set forth in Article Five or to pursue any rights or remedies under this Indenture or under applicable laws if the taking of such action does not otherwise violate the terms of this Article.

          Section 1209.  Notice to Trustee.
                         -----------------

          (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities or other Indenture Obligations. Notwithstanding the provisions of this Article or any provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from a Senior Representative or any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if
                                                    --------  -------
the Trustee shall not have received the notice provided for in this Section prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security or other Indenture Obligations), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Senior Indebtedness or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it after such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

          (b) The Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee and the Company by a Person representing himself to be a Senior Representative or a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a Senior Representative or a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor); provided, however, that failure to give such
                              --------  -------
notice to the Company shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          Section 1210.  Reliance on Judicial Order or Certificate of
                         --------------------------------------------
Liquidating Agent.
-----------------

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has
                 --------
been fully apprised of the provisions of this Article.

          Section 1211.  Rights of Trustee as a Holder of Senior Indebtedness;
                         -----------------------------------------------------
Preservation of Trustee's Rights.
--------------------------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

          Section 1212.  Article Applicable to Paying Agents.
                         -----------------------------------

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting under this Indenture, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided,
                                                                      --------
however, that Section 1211 shall not apply to the Company or any Affiliate of
-------
the Company if it or such Affiliate acts as Paying Agent.

          Section 1213.  No Suspension of Remedies.
                         -------------------------

          Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five and as set forth in this Indenture or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.

          Section 1214.  Trustee's Relation to Senior Indebtedness.
                         -----------------------------------------

          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Article against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall mistakenly in the absence of gross negligence or willful misconduct pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

                                ARTICLE THIRTEEN

                           SATISFACTION AND DISCHARGE

          Section 1301.  Satisfaction and Discharge of Indenture.
                         ---------------------------------------

          This Indenture shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (a)  either

               (1) all the Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 or
          (ii) all Securities for whose payment United States dollars have theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee cancelled or for cancellation; or

               (2) all such Securities not theretofore delivered to the Trustee cancelled or for cancellation (x) have become due and payable, (y) will become due and payable at their Stated Maturity within one year, or (z) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or any Guarantor has irrevocably deposited or caused to be deposited with the Trustee in trust for the purpose an amount in United States dollars sufficient to pay and discharge the entire Indebtedness on the Securities not theretofore delivered to the Trustee cancelled or for cancellation, for the principal of, premium, if any, and accrued interest at such Stated Maturity or Redemption Date;

          (b) the Company or any Guarantor has paid or caused to be paid all other sums payable hereunder by the Company or any Guarantor; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that (i) all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and (ii) such satisfaction and discharge will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound.

          Opinions of Counsel required to be delivered under this Section may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if United States dollars shall have been deposited with the Trustee pursuant to subclause
(2) of Subsection (a) of this Section, the obligations of the Trustee under
Section 1302 and the last paragraph of Section 1003 shall survive.

          Section 1302.  Application of Trust Money.
                         --------------------------

          Subject to the provisions of the last paragraph of Section 1003, all United States dollars deposited with the Trustee pursuant to Section 1301 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of, premium, if any, and interest on the Securities for whose payment such United States dollars have been deposited with the Trustee, but such money need not be segregated from other funds except to the extent required by law or GAAP.

                                ARTICLE FOURTEEN

                                   GUARANTEES

          Section 1401.  Guarantors' Guarantee.
                         ---------------------

          For value received, each of the Guarantors, in accordance with this Article Fourteen, hereby absolutely, unconditionally and irrevocably guarantees, jointly and severally, to the Trustee and the Holders, as if the Guarantors were the principal debtor, the punctual payment and performance when due of all Indenture Obligations (which for purposes of this Guarantee shall also be deemed to include all commissions, fees, charges, costs and other expenses (including reasonable legal fees and disbursements of one counsel) arising out of or incurred by the Trustee or the Holders in connection with the enforcement of this Guarantee).

          Section 1402.  Continuing Guarantee; No Right of Set-Off; Independent
                         ------------------------------------------------------
Obligation.
----------

          (a) This Guarantee shall be a continuing guarantee of the payment and performance of all Indenture Obligations and shall remain in full force and effect until the payment in full of all of the Indenture Obligations and shall apply to and secure any ultimate balance due or remaining unpaid to the Trustee or the Holders; and this Guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time or from time to time of any sum of money for the time being due or remaining unpaid to the Trustee or the Holders. Each Guarantor, jointly and severally, covenants and agrees to comply with all obligations, covenants, agreements and provisions applicable to it in this Indenture including those set forth in Article Eight. Without limiting the generality of the foregoing, each of the Guarantors' liability shall extend to all amounts which constitute part of the Indenture Obligations and would be owed by the Company under this Indenture and the Securities but for the fact that they are unenforceable, reduced, limited, impaired, suspended or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

          (b) Each Guarantor, jointly and severally, hereby guarantees that the Indenture Obligations will be paid to the Trustee without set-off or counterclaim or other reduction whatsoever (whether for taxes, withholding or otherwise) in lawful currency of the United States of America.

          (c) Each Guarantor, jointly and severally, guarantees that the Indenture Obligations shall be paid strictly in accordance with their terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the holders of the Securities.

          (d) Each Guarantor's liability to pay or perform or cause the performance of the Indenture Obligations under this Guarantee shall arise forthwith after demand for payment or performance by the Trustee has been given to the Guarantors in the manner prescribed in Section 106 hereof.

          (e) Except as provided herein, the provisions of this Article Fourteen cover all agreements between the parties hereto relative to this Guarantee and none of the parties shall be bound by any representation, warranty or promise made by any Person relative thereto which is not embodied herein; and it is specifically acknowledged and agreed that this Guarantee has been delivered by each Guarantor free of any conditions whatsoever and that no representations, warranties or promises have been made to any Guarantor affecting its liabilities hereunder, and that the Trustee shall not be bound by any representations, warranties or promises now or at any time hereafter made by the Company to any Guarantor.

          Section 1403.  Guarantee Absolute.
                         ------------------

          The obligations of the Guarantors hereunder are independent of the obligations of the Company under the Securities and this Indenture and a separate action or actions may be brought and prosecuted against any Guarantor whether or not an action or proceeding is brought against the Company and whether or not the Company is joined in any such action or proceeding. The liability of the Guarantors hereunder is irrevocable, absolute and unconditional and (to the extent permitted by law) the liability and obligations of the Guarantors hereunder shall not be released, discharged, mitigated, waived, impaired or affected in whole or in part by:

         (a) any defect or lack of validity or enforceability in respect of any Indebtedness or other obligation of the Company or any other Person under this Indenture or the Securities, or any agreement or instrument relating to any of the foregoing;

         (b) any grants of time, renewals, extensions, indulgences, releases, discharges or modifications which the Trustee or the Holders may extend to, or make with, the Company, any Guarantor or any other

              Person, or any change in the time, manner or place of payment of, or in any other term of, all or any of the Indenture Obligations, or any other amendment or waiver of, or any consent to or departure from, this Indenture or the Securities, including any increase or decrease in the Indenture Obligations;

         (c) the taking of security from the Company, any Guarantor or any other Person, and the release, discharge or alteration of, or other dealing with, such security;

         (d) the occurrence of any change in the laws, rules, regulations or ordinances of any jurisdiction by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Indenture Obligations and the obligations of any Guarantor hereunder;

         (e) the abstention from taking security from the Company, any Guarantor or any other Person or from perfecting, continuing to keep perfected or taking advantage of any security;

         (f) any loss, diminution of value or lack of enforceability of any security received from the Company, any Guarantor or any other Person, and including any other guarantees received by the Trustee;

         (g) any other dealings with the Company, any Guarantor or any other Person, or with any security;

         (h) the Trustee's or the Holders' acceptance of compositions from the Company or any Guarantor;

         (i) the application by the Holders or the Trustee of all monies at any time and from time to time received from the Company, any Guarantor or any other Person on account of any indebtedness and liabilities owing by the Company or any Guarantor to the Trustee or the Holders, in such manner as the Trustee or the Holders deems best and the changing of such application in whole or in part and at any time or from time to time, or any manner of application of collateral, or proceeds thereof, to all or any of the Indenture Obligations, or the manner of sale of any Collateral;

         (j) the release or discharge of the Company or any Guarantor of the Securities or of any Person liable directly as surety or otherwise by operation of law or otherwise for the Securities, other than an express release in writing given by the Trustee, on behalf of the Holders, of the liability and obligations of any Guarantor hereunder;

         (k) any change in the name, business, capital structure or governing instrument of the Company or any Guarantor or any refinancing or restructuring of any of the Indenture Obligations;

         (l) the sale of the Company's or any Guarantor's business or any part thereof;

         (m) subject to Section 1414, any merger or consolidation, arrangement or reorganization of the Company, any Guarantor, any Person resulting from the merger or consolidation of the Company or any Guarantor with any other Person or any other successor to such Person or merged or consolidated Person or any other change in the corporate existence, structure or ownership of the Company or any Guarantor;

         (n) the insolvency, bankruptcy, liquidation, winding-up, dissolution, receivership or distribution of the assets of the Company or its assets or any resulting discharge of any obligations of the Company (whether voluntary or involuntary) or of any Guarantor or the loss of corporate existence;

         (o) subject to Section 1414, any arrangement or plan of reorganization affecting the Company or any Guarantor;

         (p) any other circumstance (including any statute of limitations) that might otherwise constitute a defense available to, or discharge of, the Company or any Guarantor; or

         (q) any modification, compromise, settlement or release by the Trustee, or by operation of law or otherwise, of the Indenture Obligations or the liability of the Company or any other obligor under the Securities, in whole or in part, and any refusal of payment by the Trustee, in whole or in part, from any other obligor or other guarantor in connection with any of the Indenture Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, each of the Guarantors.

          Section 1404.  Right to Demand Full Performance
                         --------------------------------

          In the event of any demand for payment or performance by the Trustee from any Guarantor hereunder, the Trustee or the Holders shall have the right to demand its full claim and to receive all dividends or other payments in respect thereof until the Indenture Obligations have been paid in full, and the Guarantors shall continue to be jointly and severally liable hereunder for any balance which may be owing to the Trustee or the Holders by the Company under this Indenture and the Securities. The retention by the Trustee or the Holders of any security, prior to the realization by the Trustee or the Holders of its rights to such security upon foreclosure thereon, shall not, as between the Trustee and any Guarantor, be considered as a purchase of such security, or as payment, satisfaction or reduction of the Indenture Obligations due to the Trustee or the Holders by the Company or any part thereof.

          Section 1405.  Waivers.
                         -------

          (a) Each Guarantor hereby expressly waives (to the extent permitted by law) notice of the acceptance of this Guarantee and notice of the existence, renewal, extension or the non-performance, non-payment, or non-observance on the part of the Company of any of the terms, covenants, conditions and provisions of this Indenture or the Securities or any other notice whatsoever to or upon the Company or such Guarantor with respect to the Indenture Obligations. Each Guarantor hereby acknowledges communication to it of the terms of this Indenture and the Securities and all of the provisions therein contained and consents to and approves the same. Each Guarantor hereby expressly waives (to the extent permitted by law) diligence, presentment, protest and demand for payment.

          (b) Without prejudice to any of the rights or recourses which the Trustee or the Holders may have against the Company, each Guarantor hereby expressly waives (to the extent permitted by law) any right to require the Trustee or the Holders to:

                (i) initiate or exhaust any rights, remedies or recourse against the Company, any Guarantor or any other Person;

                (ii) value, realize upon, or dispose of any security of the Company or any other Person held by the Trustee or the Holders; or

                (iii) initiate or exhaust any other remedy which the Trustee or the Holders may have in law or equity;

before requiring or becoming entitled to demand payment from such Guarantor under this Guarantee.

          Section 1406.  The Guarantors Remain Obligated in Event the Company Is
                         -------------------------------------------------------
No Longer Obligated to Discharge Indenture Obligations.
------------------------------------------------------

          It is the express intention of the Trustee and the Guarantors that if for any reason the Company has no legal existence, is or becomes under no legal obligation to discharge the Indenture Obligations owing to the Trustee or the Holders by the Company or if any of the Indenture Obligations owing by the Company to the Trustee or the Holders becomes irrecoverable from the Company by operation of law or for any reason whatsoever, this Guarantee and the covenants, agreements and obligations of the Guarantors contained in this Article Fourteen shall nevertheless be binding upon the Guarantors, as principal debtor, until such time as all such Indenture Obligations have been paid in full to the Trustee and all Indenture Obligations owing to the Trustee or the Holders by the Company have been discharged, or such earlier time as Section 402 shall apply to the Securities and the Guarantors shall be responsible for the payment thereof to the Trustee or the Holders upon demand.

          Section 1407.  Fraudulent Conveyance; Subrogation.
                         ----------------------------------

          (a) Any term or provision of this Guarantee to the contrary notwithstanding, the aggregate amount of the Indenture Obligations guaranteed hereunder shall be reduced to the extent necessary to prevent this Guarantee from violating or becoming voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

          (b) Each Guarantor hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under federal bankruptcy law) or otherwise by reason of any payment by it pursuant to the provisions of this Article Fourteen.

          Section 1408.  Guarantee Is in Addition to Other Security.
                         ------------------------------------------

          This Guarantee shall be in addition to and not in substitution for any other guarantees or other security which the Trustee may now or hereafter hold in respect of the Indenture Obligations owing to the Trustee or the Holders by the Company and (except as may be required by law) the Trustee shall be under no obligation to marshal in favor of each of the Guarantors any other guarantees or other security or any moneys or other assets which the Trustee may be entitled to receive or upon which the Trustee or the Holders may have a claim.

          Section 1409.  Release of Security Interests.
                         -----------------------------

          Without limiting the generality of the foregoing and except as otherwise provided in this Indenture, each Guarantor hereby consents and agrees, to the fullest extent permitted by applicable law, that the rights of the Trustee hereunder, and the liability of the Guarantors hereunder, shall not be affected by any and all releases for any purpose of any collateral, if any, from the Liens and security interests created by any collateral document and that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Indenture Obligations is rescinded or must otherwise be returned by the Trustee upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

          Section 1410.  No Bar to Further Actions.
                         -------------------------

          Except as provided by law, no action or proceeding brought or instituted under Article Fourteen and this Guarantee and no recovery or judgment in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under Article Fourteen and this Guarantee by reason of any further default or defaults under Article Fourteen and this Guarantee or in the payment of any of the Indenture Obligations owing by the Company.

          Section 1411.  Failure to Exercise Rights Shall Not Operate as a
                         -------------------------------------------------
Waiver; No Suspension of Remedies.
---------------------------------

          (a) No failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, power, privilege or remedy under this Article Fourteen and this Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise of any rights, power, privilege or remedy preclude any other or further exercise thereof, or the exercise of any other rights, powers, privileges or remedies. The rights and remedies herein provided for are cumulative and not exclusive of any rights or remedies provided in law or equity.

          (b) Nothing contained in this Article Fourteen shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law.

          Section 1412.  Trustee's Duties; Notice to Trustee.
                         -----------------------------------

          (a) Any provision in this Article Fourteen or elsewhere in this Indenture allowing the Trustee to request any information or to take any action authorized by, or on behalf of any Guarantor, shall be permissive and shall not be obligatory on the Trustee except as the Holders may direct in accordance with the provisions of this Indenture or where the failure of the Trustee to request any such information or to take any such action arises from the Trustee's negligence or willful misconduct.

          (b) The Trustee shall not be required to inquire into the existence, powers or capacities of the Company, any Guarantor or the officers, directors or agents acting or purporting to act on their respective behalf.

          Section 1413.  Successors and Assigns.
                         ----------------------

          All terms, agreements and conditions of this Article Fourteen shall extend to and be binding upon each Guarantor and its successors and permitted assigns and shall enure to the benefit of and may be enforced by the Trustee and its successors and assigns; provided, however, that the Guarantors may not
                            --------  -------
assign any of their rights or obligations hereunder other than in accordance with Article Eight.

          Section 1414.  Release of Guarantee.
                         --------------------

          Concurrently with the payment in full of all of the Indenture Obligations, the Guarantors shall be released from and relieved of their obligations under this Article Fourteen. Upon the delivery by the Company to the Trustee of an Officer's Certificate and, if requested by the Trustee, an Opinion of Counsel to the effect that the transaction giving rise to the release of this Guarantee was made by the Company in accordance with the provisions of this Indenture and the Securities, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantors from their obligations under this Guarantee. If any of the Indenture Obligations are revived and reinstated after the termination of this Guarantee, then all of the obligations of the Guarantors under this Guarantee shall be revived and reinstated as if this Guarantee had not been terminated until such time as the Indenture Obligations are paid in full, and each Guarantor shall enter into an amendment to this Guarantee, reasonably satisfactory to the Trustee, evidencing such revival and reinstatement.

          This Guarantee shall terminate with respect to each Guarantor and shall be automatically and unconditionally released and discharged as provided in Section 1014(c).

          Section 1415.  Execution of Guarantee.
                         ----------------------

          To evidence the Guarantee, each Guarantor hereby agrees to execute the guarantee substantially in the form set forth in Section 205, to be endorsed on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of each Guarantor by its Chairman of the Board, its President, its Chief Operating Officer or one of its Vice Presidents and attested by an authorized officer. The signature of any of these officers on the Securities may be manual or facsimile.

          Section 1416.  Guarantee Subordinate to Senior Guarantor Indebtedness.
                         ------------------------------------------------------

          Each Guarantor covenants and agrees, and each Holder of a Guarantee, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Guarantees is hereby made subordinate and subject in right of payment as provided in this Article to the prior payment in full, in cash or Cash Equivalents or in any other form acceptable to the holders of Senior Guarantor Indebtedness, of all Senior Guarantor Indebtedness; provided, however, that the Indebtedness represented by
                        --------  -------
this Guarantee in all respects shall rank equally with, or prior to, all existing and future Indebtedness of such Guarantor that is expressly subordinated to such Guarantor's Senior Guarantor Indebtedness.

          This Article Fourteen shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold Senior Guarantor Indebtedness; and such provisions are made for the benefit of the holders of Senior Guarantor Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

          With respect to the relative rights of Holders and holders of Senior Indebtedness and Senior Guarantor Indebtedness and for purposes of Section 1407, Holders hereby acknowledge that Indebtedness under the Credit Agreement and any guarantee by a Guarantor of such Indebtedness, in each case incurred in accordance with the Indenture, shall be deemed to have been incurred simultaneous with the incurrence by such Guarantor of its liability under its Guarantee.

          Section 1417.  Payment Over of Proceeds Upon Dissolution of the
                         ------------------------------------------------
Guarantor, etc.
--------------

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any Guarantor or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of any Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of any Guarantor, then and in any such event:

          (1) the holders of Senior Guarantor Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents or in any other form acceptable to the holders of Senior Guarantor Indebtedness, of all amounts due on or in respect of all Senior Guarantor Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character (excluding Permitted Guarantor Junior Securities) on account of the Guarantee of such Guarantor; and

          (2) any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities (excluding Permitted Guarantor Junior Securities), by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Guarantor Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Guarantor Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Guarantor Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or Cash Equivalents or in any other form acceptable to the holders of Senior Guarantor Indebtedness of all Senior Guarantor Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Guarantor Indebtedness; and

          (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities, in respect of the Guarantee of such Guarantor before all Senior Guarantor Indebtedness is paid in full, then and in such event such payment or distribution (excluding Permitted Guarantor Junior Securities) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of such Guarantor for application to the payment of all Senior Guarantor Indebtedness remaining unpaid, to the extent necessary to pay all Senior Guarantor Indebtedness in full in cash or Cash Equivalents or in any other form acceptable to the holders of Senior Guarantor Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Guarantor Indebtedness.

          The consolidation of any Guarantor with, or the merger of any Guarantor with or into, another Person or the liquidation or dissolution of any Guarantor following the sale, assignment, conveyance, transfer, lease or other disposal of all or substantially all of such Guarantor's properties or assets to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of such Guarantor for the purposes of this Section if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by sale, assignment, conveyance, transfer, lease or other disposal of all or substantially all of such Guarantor's properties and assets, as the case may be, shall, as a part of such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposal, comply with the conditions set forth in Article Eight.

          Section 1418.  Default on Senior Guarantor Indebtedness.
                         ----------------------------------------

          (a) Upon the maturity of any Senior Guarantor Indebtedness by lapse of time, acceleration or otherwise, all principal thereof and interest thereon and other amounts due in connection therewith shall first be paid in full or such payment duly provided for before any payment is made by any of the Guarantors or any Person acting on behalf of any of the Guarantors in respect of the Guarantee of such Guarantor.

          (b) No payment (excluding payments in the form of Permitted Guarantor Junior Securities) shall be made by any Guarantor in respect of its Guarantee during the period in which Section 1417 shall be applicable, during any suspension of payments in effect under Section 1203(a) of this Indenture or during any Payment Blockage Period in effect under Section 1203(b) of this Indenture.

          (c) In the event that, notwithstanding the foregoing, any Guarantor shall make any payment to the Trustee or the Holder of its Guarantee prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith to the representatives of the holders of Senior Guarantor Indebtedness or as a court of competent jurisdiction shall direct.

          Section 1419.  Payment Permitted by Each of the Guarantors if No
                         -------------------------------------------------
Default.
-------

          Nothing contained in this Article, elsewhere in this Indenture or in any of the Securities shall prevent any Guarantor, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of such Guarantor referred to in Section 1417 or under the conditions described in Section 1418, from making payments at any time of principal of, premium, if any, or interest on the Securities.

          Section 1420.  Subrogation to Rights of Holders of Senior Guarantor
                         ----------------------------------------------------
Indebtedness.
------------

          Subject to the payment in full of all Senior Guarantor Indebtedness in cash or Cash Equivalents or in any other form acceptable to the holders of Senior Guarantor Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Guarantor Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Guarantor Indebtedness until the principal of, premium, if any, and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Guarantor Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Guarantor Indebtedness by Holders of the Securities or the Trustee, shall, as among any Guarantor, its creditors other than holders of Senior Guarantor Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by such Guarantor to or on account of the Senior Guarantor Indebtedness.

          Section 1421.  Provisions Solely to Define Relative Rights.
                         -------------------------------------------

          The provisions of Sections 1416 through 1429 of this Indenture are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Guarantor Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among any Guarantor, its creditors other than holders of Senior Guarantor Indebtedness and the Holders of the Securities, the obligation of such Guarantor, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against each of the Guarantors of the Holders of the Securities and creditors of each of the Guarantors other than the holders of Senior Guarantor Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Guarantor Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Guarantors referred to in Section 1417, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 1418, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 1418(c).

          Section 1422.  Trustee to Effectuate Subordination.
                         -----------------------------------

          Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of any Guarantor whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of any Guarantor owing to such Holder in the form required in such proceedings and the causing of such claim to be approved.

          Section 1423.  No Waiver of Subordination Provisions.
                         -------------------------------------

          (a) No right of any present or future holder of any Senior Guarantor Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Guarantor or by any act or failure to act by any such holder, or by any non-compliance by any Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (b) Without limiting the generality of Subsection (a) of this Section and notwithstanding any other provision contained herein, the holders of Senior Guarantor Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of

Senior Guarantor Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Guarantor Indebtedness or any instrument evidencing the same or any agreement under which Senior Guarantor Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Guarantor Indebtedness; (3) release any Person liable in any manner for the collection or payment of Senior Guarantor Indebtedness; and (4) exercise or refrain from exercising any rights against any of the Guarantors and any other Person; provided , however, that in no event
                                        --------   ------
shall any such actions limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities in accordance with the provisions set forth in Article Five or to pursue any rights or remedies under this Indenture or under applicable laws if the taking of such action does not otherwise violate the terms of this Article.

          Section 1424.  Notice to Trustee by Each of the Guarantors.
                         -------------------------------------------

          (a) Each Guarantor shall give prompt written notice to the Trustee of any fact known to such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Guarantee. Notwithstanding the provisions of this Article or any provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from any Guarantor or a holder of Senior Guarantor Indebtedness or any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice
--------  -------
provided for in this Section prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security or other Indenture Obligations), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Senior Guarantor Indebtedness or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it after such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

          (b) The Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee and each Guarantor by a Person representing himself to be a representative of one or more holders of Designated Senior Guarantor Indebtedness (a "Senior Guarantor Representative") or a holder of Senior Guarantor Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a

Senior Guarantor Representative or a holder of Senior Guarantor Indebtedness (or a trustee, fiduciary or agent therefor); provided, however, that failure to give
                                         --------  -------
such notice to the Company shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Guarantor Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Guarantor Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          Section 1425.  Reliance on Judicial Order or Certificate of
                         --------------------------------------------
Liquidating Agent.
-----------------

          Upon any payment or distribution of assets of any Guarantor referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Guarantor Indebtedness and other indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall
                                            --------
apply only if such court has been fully apprised of the provisions of this Article.

          Section 1426.  Rights of Trustee as a Holder of Senior Guarantor
                         -------------------------------------------------
Indebtedness; Preservation of Trustee's Rights.
----------------------------------------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Guarantor Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Guarantor Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

          Section 1427.  Article Applicable to Paying Agents.
                         -----------------------------------

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting under this Indenture, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article in addition to or in place of the Trustee; provided, however, that
                                                   --------  -------
Section 1426 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.



          Section 1428.  No Suspension of Remedies.
                         -------------------------

          Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to the provisions described under Article Five and as set forth in this Indenture or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Senior Guarantor Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.

          Section 1429.  Trustee's Relation to Senior Guarantor Indebtedness.
                         ---------------------------------------------------

          With respect to the holders of Senior Guarantor Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Guarantor Indebtedness shall be read into this Article against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Guarantor Indebtedness and the Trustee shall not be liable to any holder of Senior Guarantor Indebtedness if it shall mistakenly in the absence of gross negligence or willful misconduct pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Senior Guarantor Indebtedness shall be entitled by virtue of this Article or otherwise.

          If an officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates a Security on which a Guarantee is endorsed, such Guarantee shall be valid nevertheless.

                IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                                  CANANDAIGUA WINE COMPANY, INC.

                                                  By: /s/ Richard Sands
                                                      ---------------------
                                                      Name: Richard Sands
                                                      Title: President

Attest: /s/ Robert Sands
        ---------------------
        Name: Robert Sands
        Title: Secretary

                                                  BATAVIA WINE CELLARS, INC.

                                                  By: /s/ Richard Sands
                                                      ---------------------
                                                      Name: Richard Sands
                                                      Title: President

Attest: /s/ Robert Sands
        ---------------------
        Name: Robert Sands
        Title: Secretary

                                                  BISCEGLIA BROTHERS WINE CO.

                                                  By: /s/ Richard Sands
                                                      ---------------------
                                                      Name: Richard Sands
                                                      Title: President
Attest: /s/ Robert Sands
        ---------------------
        Name: Robert Sands
        Title: Secretary

                                                  CALIFORNIA PRODUCTS COMPANY

                                                  By: /s/ Richard Sands
                                                      ---------------------
                                                      Name: Richard Sands
                                                      Title: President

Attest: /s/ Robert Sands
        ---------------------
        Name: Robert Sands
        Title: Secretary

                                                  GUILD WINERIES & DISTILLERIES.
                                                  INC.

                                                  By: /s/ Richard Sands
                                                      ---------------------
                                                      Name: Richard Sands
                                                      Title: President

Attest: /s/ Robert Sands
        --------------------
        Name: Robert Sands
        Title: Secretary

                                                  TENNER BROTHERS, INC.

                                                  By: /s/ Richard Sands
                                                      ---------------------
                                                      Name: Richard Sands
                                                      Title: President

Attest: /s/ Robert Sands
        ---------------------
        Name: Robert Sands
        Title: Secretary

                                                  WIDMER'S WINE CELLARS, INC.

                                                  By: /s/ Richard Sands
                                                      ---------------------
                                                      Name: Richard Sands
                                                      Title: President
Attest: /s/ Robert Sands
        ---------------------
        Name: Robert Sands
        Title: Secretary

                                                  BARTON INCORPORATED

                                                  By: /s/ Richard Sands
                                                      ---------------------
                                                      Name: Richard Sands
                                                      Title: President

Attest: /s/ Robert Sands
        ---------------------
        Name: Robert Sands
        Title: Vice President

                                              BARTON BRANDS, LTD.

                                              By:   /s/ Richard Sands
                                                    ---------------------
                                                    Name: Richard Sands
                                                    Title: President

Attest: /s/ Robert Sands
        ---------------------
        Name: Robert Sands
        Title: Vice President

                                              BARTON BEERS, LTD.

                                              By: /s/ Richard Sands
                                                  ---------------------
                                                  Name: Richard Sands
                                                  Title: President

Attest: /s/ Robert Sands
        ---------------------
        Name: Robert Sands
        Title: Vice President

                                              BARTON BRANDS OF CALIFORNIA, INC.

                                              By: /s/ Richard Sands
                                                  ---------------------
                                                  Name: Richard Sands
                                                  Title: President
Attest: /s/ Robert Sands
        ---------------------
        Name: Robert Sands
        Title: Vice President

                                              BARTON BRANDS OF GEORGIA, INC.

                                              By: /s/ Richard Sands
                                                  ---------------------
                                                  Name: Richard Sands
                                                  Title: President

Attest: /s/ Robert Sands
        ---------------------
        Name: Robert Sands
        Title: Vice President

                                             BARTON DISTILLERS IMPORT CORP.

                                             By: /s/ Richard Sands
                                                 ---------------------------
                                                 Name: Richard Sands
                                                 Title: President

Attest: /s/ Robert Sands
        -----------------------
        Name: Robert Sands
        Title: Vice President



                                             BARTON FINANCIAL CORPORATION

                                             By: /s/ David Sorce
                                                 -------------------------
                                                 Name: David Sorce
                                                 Title: Vice President

Attest: /s/ Charles T. Schlau
        -----------------------
        Name: Charles T. Schlau
        Title: Treasurer



                                             STEVENS POINT BEVERAGE CO.

                                             By: /s/ Richard Sands
                                                 ----------------------
                                                 Name: Richard Sands
                                                 Title: President


Attest: /s/ Robert Sands
        -----------------------
        Name: Robert Sands
        Title: Vice President

                                             MONARCH WINE COMPANY, LIMITED
                                             PARTNERSHIP

                                             By: BARTON MANAGEMENT, INC.
                                                 as corporate general partner

                                             By: /s/ Richard Sands
                                                 ---------------------------
                                                 Name: Richard Sands
                                                 Title: President

Attest: /s/ Robert Sands
        -----------------------
        Name: Robert Sands
        Title: Vice President



                                             BARTON MANAGEMENT, INC.

                                             By: /s/ Richard Sands
                                                 -------------------------
                                                 Name: Richard Sands
                                                 Title: President

Attest: /s/ Robert Sands
        -----------------------
        Name: Robert Sands
        Title: Vice President



                                             VINTNERS INTERNATIONAL COMPANY,
                                             INC.

                                             By: /s/ Richard Sands
                                                 ----------------------
                                                 Name: Richard Sands
                                                 Title: President


Attest: /s/ Robert Sands
        -----------------------
        Name: Robert Sands
        Title: Secretary

                                                  CANANDAIGUA WEST INC.

                                                  By: /s/ Richard Sands
                                                      ---------------------
                                                      Name: Richard Sands
                                                      Title: President

Attest: /s/ Robert Sands
        ---------------------
        Name: Robert Sands
        Title: Secretary

                                                  THE VIKING DISTILLERY, INC.

                                                  By: /s/ Richard Sands
                                                      ---------------------
                                                      Name: Richard Sands
                                                      Title: President

Attest: /s/ Robert Sands
        ---------------------
        Name: Robert Sands
        Title: Vice President

                                                  HARRIS TRUST AND SAVINGS BANK,
                                                  as Trustee
                                                  By: /s/ Patricia Kelly Acker
                                                      --------------------------
                                                      Name: Patricia Kelly Acker
                                                      Title: Vice President
Attest: /s/ D.C. Donovan
        ---------------------
        Name: D.C. Donovan
        Title: Assistant Secretary

                                  SCHEDULE I
               INDEBTEDNESS OF THE COMPANY AND ITS SUBSIDIARIES

        1. $2,000,000 Ontario County Industrial Development Agency 1974 Industrial Development Revenue Bond (Canandaigua Wine Company, Inc. Facility). Financing documents include (a) Mortgage and Indenture Trust dated September 1, 1974 (as amended and supplemented) from the Ontario County Industrial Development Agency ("Agency") to The Chase Manhattan Bank, N.A. (as successor in interest to Chase Lincoln First Bank) ("Trustee"); (b) Guaranty Agreement dated September 1, 1974 from CWC to Trustee; (c) Ground Lease dated September 1, 1974 (as amended and supplemented) between CWC and Agency; and (d) Lease Agreement dated September 1, 1974 (as amended and supplemented) between Company and Agency. A supplemental bond in the amount of $2,370,000 was issued by the Agency and certain amendments and supplements to the financing documents were entered into in January, 1980. All such amendments and supplements are included in this
Schedule I.

        2. Term Loan Facility, Revolving Credit Facility and Letter of Credit Facility under the Third Amended and Restated Credit Agreement dated as of September 1, 1995 among the Company, its principal operating subsidiaries and a syndicate of banks for which The Chase Manhattan Bank acts as Administrative Agent, as amended.

        3. $130,000,000 aggregate principal amount of 8 3/4% Senior Subordinated Notes due 2003 and Guarantees thereof pursuant to Indenture dated as of December 27, 1993 between CWC, certain of its subsidiaries and The Chase Manhattan Bank (successor by merger to Chemical Bank), as trustee.

        4. Capital leases for equipment to which CWC and certain subsidiaries are parties.

        5. One loan each against cash surrender values of two officer life insurance policies, one by Connecticut Mutual Life Insurance Company and one by Phoenix Mutual Life Insurance Company. Borrowings are usually made annually against increased cash surrender values.

        6. Guarantee by CWC of the obligations of Barton Brands of California, Inc., ("BBC") under Equipment Lease, Real Estate Sublease and Packaging Services Agreement between BBC and Joseph E. Seagrams & Sons, Inc.

        7. Capital Lease for the Escalon California Facility.

        8. Operating Agreement of Polyphenolics, LLC effective as of September 14, 1995 between Canandaigua Wine Company, Inc. and Second Nature Technology, Inc., as amended.

                                  SCHEDULE II
                         ENCUMBRANCES AND RESTRICTIONS
                      OF THE COMPANY AND ITS SUBSIDIARIES

     1. Term Loan Facility, Revolving Credit Facility and Letter of Credit Facility under the Third Amended and Restated Credit Agreement dated as of September 1, 1995 among the Company, its principal operating subsidiaries and a syndicate of banks for which The Chase Manhattan Bank acts as Administrative Agent, as amended.

     2. Restated Certificate of Incorporation of Canandaigua Wine Company, Inc. (provides for a dividend preference on the Class A Common Stock).

     3. $2,000,000 Ontario County Industrial Development Agency 1974 Industrial Development Revenue Bond (Canandaigua Wine Company, Inc. Facility). Financing documents include (a) Mortgage and Indenture of Trust dated September 1, 1974 (as amended and supplemented) from the Ontario County Industrial Development Agency ("Agency") to The Chase Manhattan Bank, N.A. (as successor in interest to Chase Lincoln First Bank) ("Trustee"); (b) Guaranty Agreement dated September 1, 1974 from CWC to Trustee; (c) Ground Lease dated September 1, 1974 (as amended and supplemented) between CWC and Agency; and (d) Lease Agreement dated September 1, 1974 (as amended and supplemented) between Company and Agency. A supplemental bond in the amount of $2,370,000 was issued by the Agency and certain amendments and supplements to the financing documents were entered into in January, 1980. All such amendments and supplements are included in this
Schedule II.

     4. $130,000,000 aggregate principal amount of 8 3/4% Senior Subordinated Notes due 2003 and Guarantees thereof pursuant to Indenture dated as of December 27, 1993 between CWC, certain of its subsidiaries and The Chase Manhattan Bank (successor by merger to Chemical Bank), as trustee.

     5. Operating Agreement of Polyphenolics, LLC effective as of September 14, 1995 between Canandaigua Wine Company, Inc. and Second Nature Technology, Inc. as amended.

                                   EXHIBIT A
                                   ---------

                               INTERCOMPANY NOTE
                               -----------------


                                                          _____________, 19__



        Evidences of all loans or advances ("Loans") made hereunder shall be reflected on the grid attached hereto. FOR VALUE RECEIVED, ______________, a ________________ corporation (the "Maker"), HEREBY PROMISES TO PAY ON DEMAND to the order of ________________ (the "Holder") the principal sum of the aggregate unpaid principal amount of all Loans (plus accrued interest thereon) at any time and from time to time made hereunder which has not been previously paid.

        All capitalized terms used herein that are defined in, or by reference in, the Indenture among Canandaigua Wine Company, Inc., a Delaware Corporation (the "Company"), the guarantors a party thereto and Harris Trust and Savings Bank, as trustee, dated as of October 29, 1996 (the "Indenture"), have the meanings assigned to such terms therein, or by reference therein, unless otherwise defined.

                                   ARTICLE I

                           TERMS OF INTERCOMPANY NOTE

        Section 1.01  Note Forgivable.  Unless the Maker of the Loan hereunder
                      ---------------
is either of the Company or any Guarantor, the Holder may not forgive any amounts owing under this intercompany note.

        Section 1.02  Interest:  Prepayment.  (a)  The interest rate ("Interest
                      ---------------------
Rate") on the Loans shall be a rate per annum reflected on the grid attached hereto.

        (b) The interest, if any, payable on each of the Loans shall accrue from the date such Loan is made and, subject to Section 2.01, shall be payable upon demand of the Holder.

        (c) If the principal or accrued interest, if any, of the Loans is not paid on the date demand is made, interest on the unpaid principal and interest will accrue at a rate equal to the Interest Rate, if any, plus 100 basis points per annum from maturity until the principal and interest on such Loans are fully paid.

        (d) Subject to Section 2.01, any amounts hereunder may be prepaid at any time by the Maker.

        Section 1.03  Subordination.  All loans made to either of the Company or
                      -------------
any Guarantor shall be subordinated in right of payment to the payment and performance of the obligations of the Company and any Subsidiary under the Indenture, the Securities, the Guarantees or any other Indebtedness ranking senior to or pari passu with the Securities, or any Guarantees, including, without limitation, any Indebtedness incurred under the Credit Agreement; provided that with respect to a Subsidiary in any specific instance, such
--------
Subsidiary is also an obligor under the Indenture, the Securities, a Guarantee or such other senior or pari passu Indebtedness, as the case may be, whether as a borrower, guarantor or pledgor of collateral.

                                   ARTICLE II

                               EVENTS OF DEFAULT

        Section 2.01  Events of Default.  If after the date of issuance of this
                      -----------------
Loan (i) an Event of Default has occurred under the Indenture, (ii) an "Event of Default" (as defined) has occurred under the Credit Agreement, or any refinancing of the Credit Agreement or (iii) an "event of default" (as defined) has occurred on any other Indebtedness of the Company or any Guarantor, then (x) in the event the Maker is not either one of the Company or a Guarantor, all amounts owing under the Loans hereunder shall be immediately due and payable to the Holder, and (y) in the event the Maker is either the Company or a Guarantor, the amounts owing under the Loans hereunder shall not be due and payable;

provided, however, that if such Event of Default or event of default has been
--------  -------
waived, cured or rescinded, such amounts shall no longer be due and payable in the case of clause (x), and such amounts may be payable in the case of clause
(y). If the Holder is a Subsidiary, then the Holder hereby agrees that if it receives any payments or distributions on any Loan from the Company or a Guarantor which is not payable pursuant to clause (y) of the prior sentence after any Event of Default or event or default described in clauses (i), (ii) or
(iii) above has occurred, is continuing and has not been waived, cured or rescinded, it will pay over and deliver forthwith to the Company or such Guarantor, as the case may be, all such payments and distributions.

                                  ARTICLE III

                                 MISCELLANEOUS

        Section 3.01  Amendments, Etc.  No amendment or waiver of any provision
                      ----------------
of this intercompany note, or consent to depart herefrom is permitted at any time for any reason, except with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities.

        Section 3.02  Assignment.  No party to this Agreement may assign, in
                      ----------
whole or in part, any of its rights and obligations under this intercompany note, except to its legal successor in interest.

        Section 3.03  Third Party Beneficiaries.  The holders of the Securities
                      -------------------------
or any other Indebtedness ranking pari passu with or senior to, the Securities or any Guarantees, including without limitation, any Indebtedness incurred under the Credit Agreement, shall be third party beneficiaries to this intercompany note and shall have the right to enforce this intercompany note against the Company or any of its Subsidiaries.

        Section 3.04  Headings.  Article and Section headings in this
                      --------
intercompany note are included for convenience of reference only and shall not constitute a part of this intercompany note for any other purpose.

        Section 3.05  Entire Agreement.  This intercompany note sets forth the
                      ----------------
entire agreement of the parties with respect to its subject matter and supersedes all previous understandings, written or oral, in respect thereof.

        Section 3.06  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                      -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

        Section 3.07  Waivers.  The Maker hereby waives presentment, demand for
                      -------
payment, notice of protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement hereof.

                            By:
                                ---------------------------------
                                Name:
                                Title:

               BORROWINGS, MATURITIES, AND PAYMENTS OF PRINCIPAL


        Amount of   Maturity of      Amount
        Borrowing/   Borrowing/   Principal Paid Unpaid Principal  Notation
 Date   Principal    Principal     or Prepaid         Balance       Made by
------  ----------  -----------  --------------  ----------------  --------

                                                                       Exhibit B
                                                                       ---------

                              Form of Certificate
                              to Be Delivered upon
                        Termination of Restricted Period
                        -------------------------------


                                                    On or after December 9, 1996

HARRIS TRUST AND SAVINGS BANK

___________________________

___________________________
Attention:  Corporate Trust Division

     Re:    Canandaigua Wine Company, Inc. (the "Company") 8 3/4% Series __
Senior
          Subordinated Notes due 2003 (the "Securities")

Ladies and Gentlemen:

     This letter relates to U.S. $______ principal amount of Securities represented by the temporary global note certificate (the "Temporary Certificate"). Pursuant to Section 201 of the Indenture dated as of October 29, 1996 relating to the Securities (the "Indenture"), we hereby certify that (1) we are the beneficial owner of such principal amount of Securities represented by the Temporary Certificate and (2) we are a person outside the United States to whom the Securities could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended. Accordingly, you are hereby requested to issue a certificated Security representing the undersigned's interest in the principal amount of Securities represented by the Temporary Certificate, all in the manner provided by the Indenture.

You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                              Very truly yours,

                              [Name of Holder]


                              By:
                                 ---------------------------
                                     Authorized Signature

                                                                      Exhibit C
                                                                      ----------

                           Form of Certificate to Be
                          Delivered in Connection with
            Transfers to Non-QIB Institutional Accredited Investors
            --------------------------------------------------------

                          __________________, ________


Canandaigua Wine Company, Inc.
c/o Harris Trust and Savings Bank

_________________________

_________________________

Attention:  Corporate Trust Division

     Re: Canandaigua Wine Company, Inc. (the "Company") 8 3/4% Series __ Senior Subordinated Notes due 2003 (the "Securities")
          ----------------------------------------------

Ladies and Gentlemen:

     In connection with our proposed purchase of $_________ aggregate principal amount of the Securities:

     1. We understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold within the United States or to, or for the benefit of, U.S. Persons except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Securities to offer, resell, pledge or otherwise transfer such Securities prior to the date which is three years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities, or any predecessor thereto (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act, inside the United States to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) outside the United States pursuant to offers and sales to non-U.S. Persons in an Offshore Transaction within the meaning of

Regulations S under the Securities Act, (e) inside the United States to an institutional "accredited investor" within the meaning of subparagraph (a)(1),
(2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Securities for its own account or for the account of such an institutional "accredited investor" for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property and the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. We acknowledge that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Securities pursuant to clauses (d), (e) and (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee. As used herein, the terms "United States", "Offshore Transaction", and "U.S. Person" have the respective meanings given to them by Regulation S under the Securities Act.

     2. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our and their control; and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

     3. We are acquiring the Securities purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

     4. We understand that the Trustee will not be required to accept for registration of transfer any Notes acquired by us, except upon presentation of evidence satisfactory to the Company and the Trustee that the foregoing restrictions on transfer have been complied with. We further understand that the Notes purchased by us will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph. We further agree to provide to any person acquiring any of the Notes from us a notice advising such person that resales of the Notes are restricted as stated herein and that certificates representing the Notes will bear a legend to that effect.

     5. We acknowledge that you, the Company, the Trustee and others will rely upon our acknowledgments, representations and agreements set forth herein, and we agree to notify you promptly in writing if any of our acknowledgments, representations or agreements herein cease to be accurate and complete.

     6. We represent to you that we have full power to make the foregoing acknowledgments, representations and agreements on our own behalf and on behalf of any investor account for which we are acting as a fiduciary or agent.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                              Very truly yours,



                              By:
                                 --------------------------
                                    (Name of Purchaser)

                              Date:
                                   ------------------

Upon transfer, the Securities should be registered in the name of the new beneficial owner as follows:

Name:_______________________________________________________________

Address:_____________________________________________________________

Taxpayer ID Number:___________________________________________________

                                                                       EXHIBIT D

                      Form of Certificate to Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S
                           --------------------------

                            ________________, _____

Harris Trust and Savings Bank

________________________

________________________

________________________

Attention:  Corporate Trust Division

     Re:    Canandaigua Wine Company, Inc. (the "Company") 8 3/4% Series ___
Senior
          Subordinated Notes due 2003 (the "Securities")

Ladies and Gentlemen:

     In connection with our proposed sale of $________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, we represent that:

          (1) the offer of the Securities was not made to a person in the United States;

          (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

          (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933, as amended.

     In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

     You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                              Very truly yours,

                              [Name of Transferor]



                              By: ___________________________
                                    Authorized Signature

                                                                      APPENDIX I

                            FORM OF TRANSFER NOTICE

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
-----------------------------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)


---------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing


---------------------------------------------------------------------------
attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

                    [THE FOLLOWING PROVISION TO BE INCLUDED
                  ON ALL CERTIFICATES FOR SERIES B SECURITIES
                       EXCEPT PERMANENT OFFSHORE PHYSICAL
                                 CERTIFICATES]

   In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or October 29, 1999, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                  [Check One]

[  ] (a)  this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.
                                       or
                                       --
[  ] (b)  this Security is being transferred other than in accordance with
          (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Security Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 307 of the Indenture shall have been satisfied.

Date: _______________________
                       _______________________________________
                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee: _____________________________

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17 Ad-15]


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

   The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:__________________  _________________________________________
                          NOTICE:  To be executed by an authorized signatory

                                                                     APPENDIX II

                            FORM OF TRANSFER NOTICE

I or we assign and transfer this Security to:
--------------------------------------------

Please insert social security or other identifying number of assignee
---------------------------------------------------------------------



----------------------------------------------------------------------------



----------------------------------------------------------------------------




Print or type name, address and zip code of assignee and irrevocably appoint_____________________________________________________________________

[Agent], to transfer this Security on the books of the Company. The Agent may substitute another to act for him.

Dated                         Signed
       --------------------           ---------------------------------
(Sign exactly as name appears on the other side of this Security)



[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17 Ad-15]